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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CIFC CORP.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Proxy Statement/Prospectus

Reorganization Proposal—Your Vote Is Important

Dear CIFC Corp. Stockholder:

        On behalf of the board of directors of CIFC Corp., you are cordially invited to attend a special meeting of our stockholders to be held on December 16, 2015, at 9:00 a.m. (Eastern Standard Time) at the offices of CIFC Corp., 250 Park Avenue, 4th Floor, New York, NY 10177. Enclosed you will find the notice of meeting, proxy statement/prospectus and proxy card.

        We are pleased to report that the board of directors of CIFC Corp. has approved a reorganization plan to cause CIFC Corp., currently a publicly-traded Delaware corporation, to become a subsidiary of a recently formed Delaware limited liability company, named CIFC LLC, that will become publicly traded as a result of the transactions described herein. We refer to this reorganization plan and certain related transactions as the "Reorganization Transaction." The recently formed Delaware limited liability company that will become publicly traded is intended to be a pass-through entity for U.S. federal income tax purposes and will maintain the existence of CIFC Corp. as a subsidiary.

        The Reorganization Transaction will be implemented through a series of steps including, among other things, the merger of CIFC Merger Corp., a Delaware corporation and our indirect wholly-owned subsidiary, with and into CIFC Corp., pursuant to an agreement and plan of merger, or the "Merger Agreement." In the merger, each share of common stock of CIFC Corp. that you hold immediately prior to the merger will be converted into the right to receive one common share representing a limited liability company interest in CIFC LLC. The number of common shares of CIFC LLC you will hold following the merger will be the same as the number of shares of common stock of CIFC Corp. you hold immediately prior to the merger, and your relative economic ownership in our company will remain unchanged.

        Following the merger, CIFC LLC will hold, through its subsidiaries, including CIFC Corp., the assets currently held by CIFC Corp. We expect that CIFC LLC will issue approximately 25,317,464 common shares in the merger, based on the number of outstanding shares of common stock of CIFC Corp. as of November 11, 2015. We will apply to have the common shares of CIFC LLC listed on the NASDAQ Stock Market under the symbol "CIFC."

        At the special meeting, CIFC Corp. will ask you to adopt the agreement and plan of merger among CIFC Corp., CIFC Merger Corp. and CIFC LLC.

        The board of directors of CIFC Corp. has determined that becoming a subsidiary of a limited liability company, and completing the other transactions described in this proxy statement/prospectus, is advisable and in the best interests of CIFC Corp. and its stockholders. The board of directors of CIFC Corp. believes that the Reorganization Transaction is beneficial because, among other things, conversion to a limited liability company structure will enable it to be classified as a partnership for federal tax purposes. CIFC Corp. stockholder approval is not required for the Reorganization Transaction other than the merger, and you are only being asked to vote on the adoption of the agreement and plan of merger.

        We cannot complete the merger and the Reorganization Transaction unless the holders of at least a majority of the issued and outstanding shares of common stock of CIFC Corp. entitled to vote on the merger vote in favor of the merger. The board of directors of CIFC Corp. has approved the Merger Agreement, the merger and the Reorganization Transaction and determined that the Merger Agreement, the merger and the Reorganization Transaction are advisable and in the best interests of CIFC Corp. and its stockholders and recommends that you vote "FOR" the adoption of the Merger Agreement.

        Whether or not you plan to attend the special meeting, please submit your proxy by completing, signing and dating the enclosed proxy card, over the Internet or via the toll-free telephone number, as described in this proxy statement/prospectus and the proxy card. Your prompt cooperation is greatly appreciated.

        This proxy statement/prospectus provides you with detailed information about the merger, the Reorganization Transaction and the special meeting. We encourage you to read carefully this entire proxy statement/prospectus, including all its annexes, and we especially encourage you to read the sections entitled "Risk Factors" and "Material U.S. Federal Income Tax Considerations" of this proxy statement/prospectus.

Sincerely,

Stephen J. Vaccaro Co-President	Oliver Wriedt Co-President

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the securities or passed upon the accuracy or adequacy of the disclosures contained in this proxy statement/prospectus. Any representation to the contrary is a criminal offense.

        This proxy statement/prospectus is dated November 18, 2015, and is sent or given to stockholders on or about November 18, 2015.

CIFC Corp.
250 Park Avenue, 4th Floor
New York, NY 10177

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 16, 2015

        NOTICE IS HEREBY GIVEN that a special meeting of CIFC Corp. will be held at the offices of CIFC Corp. at 250 Park Avenue, 4th Floor, New York, NY 10177 on December 16, 2015 at 9:00 a.m. (Eastern Standard Time), unless postponed or adjourned to a later date. This special meeting will be held to consider and vote on the following matters:

          (1)   a proposal to adopt the agreement and plan of merger, dated November 11, 2015, among CIFC Corp., CIFC Merger Corp., a Delaware corporation, and CIFC LLC, a recently formed Delaware limited liability company, as the same may be amended from time to time, which agreement we refer to herein as the "Agreement and Plan of Merger" or the "Merger Agreement"; and

          (2)   to transact any other business that is properly brought before the special meeting or at any adjournments or postponements thereof.

        The proposed merger is being undertaken in connection with our reorganization plan to cause CIFC Corp. to become a subsidiary of a Delaware limited liability company. CIFC Corp. reserves the right to defer or abandon the merger at any time and for any reason, even if stockholders of CIFC Corp. vote to adopt the Merger Agreement and the other conditions to the completion of the merger are satisfied or waived.

        The board of directors of CIFC Corp. has approved the Merger Agreement, the merger and the Reorganization Transaction and determined that the Merger Agreement, the merger and the Reorganization Transaction are advisable and in the best interests of CIFC Corp. and its stockholders and recommends that CIFC Corp. stockholders vote "FOR" the proposal to adopt the Merger Agreement.

        Whether or not you plan to attend the special meeting, please submit your proxies by completing, signing and dating the enclosed proxy card, over the Internet or via the toll-free telephone number, as described in this proxy statement/prospectus and the proxy card. Your prompt cooperation is greatly appreciated.

        Any executed but unmarked proxy cards will be voted "FOR" the proposal to adopt the Merger Agreement. Stockholders may revoke their proxy in the manner described in the accompanying proxy statement/prospectus before it has been voted at the special meeting. If your broker holds your shares of common stock of CIFC Corp. in street name, you must either direct your broker on how to vote your shares or obtain a proxy from your broker to vote in person at the special meeting. Please check the voting form used by your broker for information on how to submit your instructions.

        WE CANNOT COMPLETE THE MERGER AND THE REORGANIZATION TRANSACTION UNLESS THE MERGER AGREEMENT IS ADOPTED BY THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF CIFC CORP. ENTITLED TO VOTE ON THE MERGER.

        Details concerning those matters to come before the special meeting are set forth in the accompanying proxy statement/prospectus for your inspection.

        Our board of directors has fixed the close of business on November 18, 2015 as the record date for the determination of stockholders entitled to vote at the special meeting or any meetings held upon adjournment or postponement of the special meeting. Only the holders of record of shares of common stock of CIFC Corp. as of the close of business on November 18, 2015 are entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof.

        Stockholders are cordially invited to attend the special meeting in person. The presence at the special meeting, in person or by proxy, of a majority of shares entitled to vote at the special meeting shall constitute a quorum. Abstentions and broker non-votes (i.e., votes not cast by a broker or other record holder in "street-name" or nominee name who has returned a properly executed proxy solely because such record holder does not have discretionary authority to vote on the matter), if any, will be counted toward the presence of a quorum.

        Your vote is important, no matter how many or how few shares you own. With respect to the proposal to adopt the Merger Agreement, failure to vote will have the same effect as voting against the adoption of the Merger Agreement and the merger.

By Order of the Board of Directors,

Julian Weldon General Counsel, Chief Compliance Officer and Secretary

November 18, 2015
New York, New York

 ADDITIONAL INFORMATION

        This document, which is sometimes referred to as this proxy statement/prospectus, constitutes a proxy statement of CIFC Corp. with respect to the solicitation of proxies by CIFC Corp. for the special meeting described herein, and a prospectus of CIFC LLC relating to the issuance by CIFC LLC of common shares representing limited liability company interests in CIFC LLC to holders of shares of common stock of CIFC Corp. in connection with the merger described herein. As permitted under the rules of the Securities and Exchange Commission (the "SEC"), this proxy statement/prospectus incorporates important business and financial information about us that is contained in documents filed with the SEC that are not included in or delivered with this proxy statement/prospectus. You may obtain copies of these documents, without charge, from the web site maintained by the SEC at http://www.sec.gov, as well as other sources. See "Where You Can Find Additional Information," for additional information on documents incorporated by reference in this document. You may also obtain copies of these documents, without charge, from CIFC Corp. by writing or calling:

CIFC Corp.
250 Park Avenue, 4th Floor
New York, NY 10177
Attention: Investor Relations
(212) 624-1200

        To receive timely delivery of requested documents in advance of the special meeting, you should make your request no later than December 1, 2015.

VOTING

        CIFC Corp.'s stockholders of record as of the close of business on the record date for the special meeting may submit their proxies by completing, signing and dating the enclosed proxy card, over the Internet or via the toll-free telephone number, as described in this proxy statement/prospectus and the proxy card.

        If your shares are held in the name of a broker, bank or other nominee, then you are not the stockholder of record and you must obtain a proxy, executed in your favor, from the record holder. Please note that stockholders who hold their shares in "street-name" (i.e., through a bank, broker or other nominee) may also be able to provide voting instructions to their street name holders by telephone or via the Internet by following the instructions provided by such nominee. The votes entitled to be cast by the holders of shares of common stock of CIFC Corp. represented by properly authorized proxies will be cast at the special meeting as indicated or, if no instruction is given, in favor of the adoption of the Merger Agreement. Additionally, the votes entitled to be cast by the holders of such shares will be cast in the discretion of the proxy holder on any other matter that may come before the special meeting. Also, please note that if the holder of record of your shares is a broker, bank or other nominee, and you wish to vote in person at the special meeting, you must provide a legal proxy from the broker, bank or other nominee authorizing you to vote the shares.

ABOUT THIS DOCUMENT

        This proxy statement/prospectus forms a part of a registration statement on Form S-4 (Registration No. 333-206441) filed by CIFC LLC with the SEC. It constitutes a prospectus of CIFC LLC under the Securities Act of 1933, as amended, (the "Securities Act"), relating to the issuance by CIFC LLC of common shares representing limited liability company interests in CIFC LLC to holders of shares of common stock of CIFC Corp. in connection with the merger. It also constitutes a proxy statement under Section 14(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and a notice of special meeting and action to be taken with respect to the CIFC Corp. special meeting of stockholders at which CIFC Corp. stockholders will consider and vote on the proposal to adopt the Merger Agreement and to approve the transactions contemplated by the Merger Agreement, including the merger.

        You should rely only on the information contained in or incorporated by reference into this document. No one has been authorized to provide you with information that is different from that contained in or incorporated by reference into this document. This document is dated November 18, 2015. You should not assume that the information contained in this document is accurate as of any date other than the date hereof. You should not assume that the information contained in any document incorporated by reference herein is accurate as of any date other than the date of such document. Any statement contained in a document incorporated or deemed to be incorporated by reference into this document will be deemed to be modified or superseded to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference into this document modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this document. Neither the mailing of this document to the stockholders of CIFC Corp. nor the taking of any actions contemplated hereby by CIFC Corp. or CIFC LLC at any time will create any implication to the contrary.

ii

 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
AND THE REORGANIZATION TRANSACTION

        The questions and answers below highlight only selected information from this proxy statement/prospectus. They do not contain all of the information that may be important to you. CIFC Corp.'s board of directors is soliciting proxies from its stockholders to vote at the special meeting of CIFC Corp.'s stockholders, to be held on December 16, 2015 at 9:00 a.m. (Eastern Standard Time) at the offices of CIFC Corp. at 250 Park Avenue, 4th Floor, New York, NY 10177. You should read carefully the entire proxy statement/prospectus, including the annexes, and the additional documents incorporated by reference into this proxy statement/prospectus, to fully understand the matters to be acted upon and the voting procedures for CIFC Corp.'s special meeting. For a list of documents incorporated by reference into this document and information on how to obtain them, see the section titled "Where You Can Find More Information."

Q:
Why am I receiving this proxy statement/prospectus?

A:
The board of directors of CIFC Corp. has approved a reorganization plan to convert from a publicly-traded Delaware corporation to a publicly-traded Delaware limited liability company. We refer to this reorganization plan and certain related transactions as the "Reorganization Transaction." The Reorganization Transaction will be implemented through a series of steps including, among other things, the merger of CIFC Merger Corp., a Delaware corporation and wholly-owned indirect subsidiary of CIFC Corp., with and into CIFC Corp. In the merger, each share of common stock of CIFC Corp. that you hold immediately prior to the merger will be converted into the right to receive one common share representing a limited liability company interest in CIFC LLC. CIFC Corp. is seeking stockholder approval necessary to adopt the Merger Agreement at the special meeting. This document is a proxy statement because it is being used by the board of directors of CIFC Corp. to solicit proxies to approve the merger. It is a prospectus because CIFC LLC is offering its common shares in exchange for shares of common stock of CIFC Corp. if the merger is completed.

Q:
What is the purpose of the merger and the Reorganization Transaction?

A:
The merger is intended to change our top-level form of organization from a corporation to a limited liability company that would be taxed as a partnership, and not as a corporation, for U.S. federal income tax purposes. This change will allow us to operate in a more tax efficient manner compared to our current structure. If the Reorganization Transaction is completed, it is expected that we will be able to execute our current business strategy in a manner that will minimize entity-level taxation on investment income. In order to be treated as a partnership, CIFC LLC must satisfy the qualifying income exception, which will require that at least 90% of its gross income each taxable year consist of interest, dividends, capital gains and other types of "qualifying income." We believe that the Reorganization Transaction will enable CIFC LLC to satisfy the qualifying income exception. Under the limited liability company structure, provided that the qualifying income exception is met, you generally will have the advantages of single-layer taxation with respect to qualifying income. Upon completion of the Reorganization Transaction, we expect our structure to be more in line with that of other industry leaders. Furthermore, we anticipate that the Reorganization Transaction will result in significant tax savings that will enable us to increase distributions to shareholders and/or increase cash available for investment in our business.

Q:
What will be the tax treatment for CIFC LLC in the limited liability company structure and how will I be affected as a holder of CIFC LLC common shares?

A:
CIFC LLC will be subject to different requirements with respect to its tax status in a limited liability company structure than CIFC Corp. currently is subject to with respect to its corporate tax status, and provided that the qualifying income exception is met, you will be treated as owning an interest in a partnership, rather than stock in a corporation, for U.S. federal income tax purposes. As a result, you generally will be required to take into account your proportionate share of CIFC LLC's items of income, gain, loss, deduction and credit on a current basis, without regard to whether you receive a corresponding cash distribution. You are urged to read the section titled "Material U.S. Federal Income Tax Considerations" and to consult your tax advisor regarding the U.S. federal, state and local and foreign tax consequences of the Reorganization Transaction and a continuing investment in our shares.

Q:
What are the U.S. federal income tax consequences of the merger and the Reorganization Transaction?

A:
Please see "—Material U.S. Federal Income Tax Consequences of the Merger and Reorganization Transaction" and "Material U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Consequences of the Merger and the Reorganization Transaction" for additional information. The tax consequences of the merger and the Reorganization Transaction to any particular holder will depend on the holder's particular tax circumstances. You are urged to consult your tax advisor regarding the specific tax consequences to you of the merger and the Reorganization Transaction in light of your particular circumstances.

Q:
Will CIFC's distribution policy change following the Reorganization Transaction?

A:
We anticipate that CIFC LLC's board of directors will reevaluate our distribution policy following the Reorganization Transaction in light of the tax savings that we expect will result from the Reorganization Transaction, the anticipated tax consequences for holders of ownership of our shares following the Reorganization Transaction and the distribution policies of other publicly-traded alternative asset managers. However, the declaration, amount and payment of any distributions on common shares of CIFC LLC will be at the sole discretion of CIFC LLC's board of directors.

Q:
What will I receive in connection with the merger and the Reorganization Transaction?

A:
If the merger is completed, each share of common stock of CIFC Corp. that you hold immediately prior to the merger will be converted into the right to receive one common share representing a limited liability company interest in CIFC LLC.

Q:
When do you expect to complete the Reorganization Transaction?

A:
We expect the Reorganization Transaction to be effective on December 31, 2015. Although CIFC Corp.'s board of directors has approved the merger, the completion of the merger is subject to a number of conditions, and there is no assurance that all of the conditions to closing will be met and that the merger will be completed. However, CIFC Corp. reserves the right to defer or abandon the merger at any time and for any reason, even if its stockholders vote to adopt the Merger Agreement, and the other conditions to the completion of the merger are satisfied or waived. In addition, we may elect to consummate the merger prior to December 31, 2015.

Q:
How will being a CIFC LLC shareholder be different from being a CIFC Corp. stockholder?

A:
After the merger, you will hold a number of common shares representing limited liability company interests in CIFC LLC that is equivalent to the number of shares of common stock of CIFC Corp. that you held immediately prior to the merger. You will hold common shares representing limited liability company interests in CIFC LLC, and your rights will be governed by the Delaware Limited

  Liability Company Act (the "LLC Act") and the Amended and Restated Limited Liability Company Agreement of CIFC LLC (the "LLC Agreement").

Upon the merger, the governing documents of CIFC LLC, and all of the rights and obligations of the directors and officers of CIFC LLC, will be substantially similar to those of CIFC Corp. prior to the merger. Accordingly, your rights as a shareholder of CIFC LLC will be substantially similar to your rights as a stockholder of CIFC Corp., including rights as to voting and distributions, except as described in "Description of Shares of CIFC LLC" and "Comparison of Rights of Stockholders of CIFC Corp. and Holders of Shares of CIFC LLC."

Further, as a result of CIFC LLC's limited liability company structure after the merger, provided that the qualifying income exception is met, you will be treated as owning an interest in a partnership, rather than stock in a corporation, for U.S. federal income tax purposes. See "Material U.S. Federal Income Tax Considerations."

Q:
Will the operations, businesses, management or capital of CIFC Corp. change as a result of the merger?

A:
No. After the merger, CIFC LLC will be managed by a board of directors with the same directors, and have the same officers and management personnel, as that of CIFC Corp. prior to the merger. The merger will result in no substantive changes in our operations, business, management, or total assets. CIFC LLC will have the same authorized capital and the same amount of outstanding equity interests as CIFC Corp., and there will be no change in the proportionate ownership interests in CIFC LLC after the merger as in CIFC Corp. prior to the merger (in each case, other than as a result of any common stock of CIFC Corp. subject to validly perfected appraisal rights (see "The Merger—Appraisal Rights in connection with the Merger")).

Q:
What other significant transactions are being contemplated as part of the Reorganization Transaction?

A:
As part of the Reorganization Transaction, we anticipate that:

•
CIFC Corp. will continue to hold each of our U.S. investment advisers;

•
CIFC Corp. will distribute ownership of one or more subsidiary entities that hold certain investment assets, including investments in CLOs and investment funds, to CIFC LLC or one or more direct or indirect wholly-owned subsidiaries thereof (collectively, "CIFC Holdings"); and

•
A subsidiary of CIFC LLC will be formed ("CIFC International Holdings") that is anticipated to hold non-U.S. investment advisers and other non-U.S. fee-generating businesses that we may own or acquire in the future.

In addition, following the Reorganization Transaction, we anticipate that CIFC Corp. will remain the issuer and primary obligor of our outstanding $120 million aggregate principal amount of junior subordinated notes due October 30, 2035 (the "Junior Subordinated Notes"), our outstanding $40 million aggregate principal amount of senior notes due October 30, 2025 (the "Senior Notes") and any new indebtedness that may be incurred prior to the consummation of the Reorganization Transaction. Upon consummation of the Reorganization Transaction, we expect that CIFC LLC and certain subsidiaries of CIFC LLC will provide full and unconditional guarantees of the obligations of CIFC Corp. under the Junior Subordinated Notes, the Senior Notes and any such new indebtedness.

Q:
What am I being asked to vote on at the special meeting?

A:
You are being asked to adopt the Merger Agreement.

Q:
Who can vote at the special meeting and what vote is required to adopt the Merger Agreement?

A:
Holders of record of shares of common stock of CIFC Corp. at the close of business on November 18, 2015 may vote at the special meeting. The adoption of the Merger Agreement by CIFC Corp.'s stockholders requires the affirmative vote of the holders of a majority of the issued and outstanding shares of CIFC Corp.'s common stock entitled to vote on the merger. As of November 18, 2015, the record date for the special meeting, we estimate there were approximately 25.3 million shares of common stock of CIFC Corp. outstanding and entitled to vote.

DFR Holdings, LLC ("DFR Holdings"), which held approximately 74% of the outstanding shares of common stock of CIFC Corp. as of November 11, 2015, has indicated that it currently intends to vote its shares of common stock of CIFC Corp. in favor of adopting the Merger Agreement.

Votes may be cast for or against the adoption of the Merger Agreement, or you may abstain from voting. For more information about voting at the special meeting and the vote required to adopt the Merger Agreement, see "Voting and Proxies; Information About the Special Meeting."

Q:
How does the board of directors of CIFC Corp. recommend I vote on the proposals?

A:
The board of directors of CIFC Corp. believes that the merger is advisable and in the best interests of CIFC Corp. and its stockholders and recommends that you vote "FOR" the adoption of the Merger Agreement.

Q:
When and where is the special meeting?

A:
The special meeting will take place on December 16, 2015 at 9:00 a.m. (Eastern Standard Time) at the offices of CIFC Corp. at 250 Park Avenue, 4th Floor, New York, NY 10177.

Q:
Can I attend the special meeting and vote my shares in person?

A:
Yes. All stockholders of record on November 18, 2015 are invited to attend the special meeting. If your shares are held through a broker, bank or other nominee, then you are not the stockholder of record, and you must obtain a proxy executed in your favor from the record holder.

Q:
How will my proxy be voted?

A:
You may submit your proxy by completing, dating, signing and returning your proxy card, over the Internet or via a toll-free telephone number, as described in this proxy statement/prospectus and proxy card.

Your proxy will be voted in accordance with your instructions, so long as, in the case of a proxy card returned by mail, such card has been executed and dated. If you execute and return your proxy card by mail but provide no specific instructions in the proxy card, your shares will be voted "FOR" the proposal to adopt the Merger Agreement and in the discretion of the proxy holder on any other matters that are properly brought before the special meeting or any adjournment or postponement thereof.

Q:
If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A:
If your shares are held in the name of a broker, bank or other nominee, then you are not the stockholder of record, and you must obtain a proxy executed in your favor from the record holder. Please note that stockholders who hold their shares in "street-name" (i.e., through a bank, broker or other nominee) may also be able to provide voting instructions to their street name holders by telephone or via the Internet by following the instructions provided by such nominee. The votes entitled to be cast by the holders of shares of common stock of CIFC Corp. represented by properly authorized proxies will be cast at the special meeting as indicated or, if no instruction is given, in favor of the merger. Additionally, the votes entitled to be cast by the holders of such shares will be cast in the discretion of the proxy holder on any other matter that may properly come before the special meeting or any adjournment or postponement thereof.

Q:
What do I need to do now?

A:
You should carefully read and consider the information contained in this proxy statement/prospectus, including its annexes. It contains important information about the special meeting and what the board of directors of CIFC Corp. considered in evaluating the Reorganization Transaction, the merger and the Merger Agreement.

You should then promptly vote by completing, signing and dating the enclosed proxy card, over the Internet or via the toll-free telephone number, as described in this proxy statement/prospectus and the proxy card. If your shares are held through a broker, bank or other nominee, you should receive a separate voting instruction form with this proxy statement/prospectus.

Q:
Can I change my vote after I have mailed my signed proxy card?

A:
Yes. You may change your vote at any time before your proxy is voted at the special meeting. If you are a stockholder of record, you can do this by giving written notice to our corporate secretary, by submitting another properly executed proxy with a later date or by attending the meeting and voting in person. Simply attending the meeting, however, will not revoke your proxy. If you are a stockholder in "street" or "nominee" name, you should consult with the bank, broker or other nominee regarding that entity's procedures for revoking your voting instructions. See "Voting and Proxies; Information About the Special Meeting."

Q:
Should I send in my stock certificates now?

A:
No. After the merger is completed, each outstanding certificate (or evidence of shares in book-entry form) representing shares of common stock of CIFC Corp. will be deemed for all purposes to represent the same number of common shares of CIFC LLC pursuant to the Merger Agreement. Holders of such outstanding certificates will not be asked to surrender them for cancellation in connection with the merger. New certificates representing common shares of CIFC LLC will be issued if (and only if) certificates representing shares of common stock of CIFC Corp. are presented for exchange or transfer after the merger. PLEASE DO NOT SEND ANY SHARE CERTIFICATES. See "The Merger Agreement—Treatment of CIFC Corp. Common Stock in the Merger."

Q:
Do I have appraisal rights in connection with the merger?

A:
Yes. As a holder of common stock of CIFC Corp, if you do not vote in favor of the adoption of the Merger Agreement, you are entitled to exercise appraisal rights under Delaware law in connection with the merger by taking certain actions and meeting certain conditions.

See "The Merger—Appraisal Rights in connection with the Merger." In addition, a copy of Section 262 of the Delaware General Corporation Law (the "DGCL") is attached to this document as Annex C.

Q:
Whom should I call with questions?

A:
If you have any questions about the special meeting or the merger, would like additional copies of the proxy statement/prospectus or need assistance with voting your shares, please call the Company at (646) 367-6633 or contact our investor relations department by email at Investor@cifc.com.

SUMMARY

        This summary highlights selected information from this proxy statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire proxy statement/prospectus and the other documents to which this proxy statement/prospectus refers in order to understand in greater detail the Reorganization Transaction, the merger and the other proposals to be considered at the special meeting. In particular, you should read the annexes attached to this proxy statement/prospectus, including the Merger Agreement, which is attached as Annex A. You also should read the form of LLC Agreement, which is attached as Annex B, because this document governs your rights as a holder of common shares following the merger.

        The information contained in this proxy statement/prospectus, unless otherwise indicated, assumes the Reorganization Transaction and all the transactions related to the Reorganization Transaction, including the merger, will occur. When used in this proxy statement/prospectus, unless otherwise specifically stated or the context otherwise requires, the terms "Company," "CIFC," "we," "our" and "us" refer to (i) CIFC Corp. and its direct and indirect subsidiaries with respect to the period prior to the merger, and (ii) CIFC LLC and its direct and indirect subsidiaries, including CIFC Corp., with respect to the period after the merger.

The Parties

CIFC Corp.

        CIFC Corp. is a Delaware corporation headquartered in New York City. We are a fundamentals-based, relative value, alternative credit manager. Our primary business is to provide investment management services for investment products. We manage assets for various types of investors, including pension funds, hedge funds, other asset management firms, banks, insurance companies and other types of institutional investors across the world.

        Our assets under management are primarily comprised of collateralized loan obligations ("CLOs"). In addition, we manage credit funds, separately managed accounts and other-loan based products. We manage these credit products through opportunistic investment strategies where we seek to generate both current income and capital appreciation, primarily through senior secured corporate loan investments and, to a lesser extent, other investments. We also manage collateralized debt obligations, which we do not expect to issue in the future.

        We have three primary sources of revenue: management fees, incentive fees and investment income. Management fees are generally earned based on the amount of assets managed, incentive fees are earned based on the performance of the funds and investment income is earned based on the performance of our direct investment in our products and those of third parties.

        CIFC Corp. was incorporated in Delaware in November 2004. Our headquarters are located at 250 Park Avenue, 4th floor, New York, NY 10177, and our telephone number is (212) 624-1200. Our common stock is currently listed on the NASDAQ Stock Market under the symbol "CIFC".

CIFC LLC

        CIFC LLC is a recently formed Delaware limited liability company. Upon completion of the merger of CIFC Merger Corp. with and into CIFC Corp., each share of common stock of CIFC Corp. outstanding immediately prior to the merger will be converted into the right to receive one common share representing a limited liability company interest, or common share, in CIFC LLC, and CIFC LLC will become a publicly-traded company. Prior to the merger, CIFC LLC will conduct no business other than that incident to the Reorganization Transaction. CIFC LLC was organized in Delaware on July 24, 2015.

CIFC Merger Corp.

        CIFC Merger Corp. is a Delaware corporation that will merge with and into CIFC Corp. CIFC LLC will be the sole stockholder of CIFC Merger Corp. Prior to the merger, CIFC Merger Corp. will conduct no business other than that incident to the Reorganization Transaction. CIFC Merger Corp. was incorporated in Delaware on October 29, 2015.

General

        The board of directors of CIFC Corp. has approved a plan to cause CIFC Corp., currently a publicly-traded Delaware corporation, to become a subsidiary of a recently formed Delaware limited liability company, CIFC LLC, that is intended to be a pass-through entity for U.S. federal income tax purposes and that will become publicly traded as a result of the transactions described herein. We refer to the merger and the related reorganization transactions described in this proxy statement/prospectus as the "Reorganization Transaction."

        CIFC Corp. reserves the right to defer or abandon the merger at any time and for any reason, even if its stockholders vote to approve the merger and the other conditions to the completion of the merger are satisfied or waived.

        We estimate that one-time transaction costs incurred or to be incurred in connection with the Reorganization Transaction, including, among others, financial and tax advisory fees and expenses, legal fees and printing and mailing costs associated with the preparation of this proxy statement/prospectus will be approximately $1.2 to $1.5 million.

Conversion of Shares of CIFC Corp. into Shares of CIFC LLC

        If the merger is completed, each share of common stock of CIFC Corp. that you hold immediately prior to the merger will be converted into the right to receive one common share representing a limited liability company interest in CIFC LLC. See "Terms of the Merger."

Treatment of Outstanding Equity Awards

        CIFC LLC will assume all obligations under the CIFC Corp. 2011 Stock Option and Incentive Plan (the "Stock Incentive Plan"). All rights of participants to acquire shares of common stock of CIFC Corp. under the Stock Incentive Plan will be converted into rights to acquire common shares in CIFC LLC in accordance with the terms of the Stock Incentive Plan. Upon the merger, the shares of common stock of CIFC Corp. that may be issuable under the Stock Incentive Plan will automatically be converted on a one-for-one basis into common shares of CIFC LLC, and the terms and conditions that are in effect immediately prior to the merger under each outstanding equity award assumed by CIFC LLC will continue in full force and effect after the merger, except that the interests issuable under each such award will be common shares of CIFC LLC. Your adoption of the Merger Agreement will be deemed to be the approval of CIFC LLC's adoption of the Stock Incentive Plan and assumption of all rights and liabilities thereunder. See "Terms of the Merger—Other Effects of the Merger."

Structure of the Merger

        In order to help you better understand the merger and how it will affect CIFC Corp., CIFC LLC and CIFC Merger Corp., the charts below illustrate, in simplified form, the following:

  •
  Before the Merger: the organizational structure of CIFC Corp., CIFC LLC and CIFC Merger Corp., excluding CIFC Corp.'s current operating subsidiaries, immediately before the merger;

  •
  Merger: the steps involved in, and the effects of, the merger of CIFC Merger Corp. with and into CIFC Corp. and the exchange of shares of common stock of CIFC Corp. for the right to receive common shares of CIFC LLC; and

  •
  After the Merger: the organizational structure of CIFC LLC and CIFC Corp. immediately after the completion of the merger.

Other Reorganization Related Transactions

        As part of the Reorganization Transaction, we anticipate that:

  •
  CIFC Corp. will continue to hold each of our U.S. investment advisers;

  •
  CIFC Corp. will distribute ownership of one or more subsidiary entities that hold certain investment assets, including investments in CLOs and investment funds, to CIFC LLC or CIFC Holdings; and

  •
  CIFC International Holdings will be formed, which is anticipated to hold non-U.S. investment advisers and other non-U.S. fee-generating businesses that we may own or acquire in the future.

        The distribution by CIFC Corp. to CIFC LLC will be treated as a taxable distribution to CIFC LLC equal to the fair market value of the assets distributed. CIFC Corp. will recognize taxable gain, but not loss, on the distribution to the extent the fair market value of any asset distributed exceeds its adjusted tax basis in such asset. See "Material U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Consequences of the Merger and the Reorganization Transaction—U.S. Federal Income Tax Consequences of Other Aspects of the Reorganization Transaction."

        In addition, following the Reorganization Transaction, we anticipate that CIFC Corp. will remain the issuer and primary obligor of our Junior Subordinated Notes, the Senior Notes and any new indebtedness that may be incurred prior to the consummation of the Reorganization Transaction. Upon consummation of the Reorganization Transaction, we expect that CIFC LLC and certain subsidiaries of CIFC LLC will provide full and unconditional guarantees of the obligations of CIFC Corp. under the Junior Subordinated Notes, the Senior Notes and any such new indebtedness.

Board of Directors CIFC LLC

        The existing board of directors of CIFC Corp. will be the board of directors of CIFC LLC after the merger. See "Directors and Executive Officers."

Recommendation of the Board of Directors

        The board of directors of CIFC Corp. has approved the Merger Agreement, the merger and the Reorganization Transaction, and determined that the Merger Agreement, the merger and the Reorganization Transaction are advisable and in the best interests of CIFC Corp. and its stockholders and recommends that you vote "FOR" the adoption of the Merger Agreement.

Material U.S. Federal Income Tax Consequences of the Merger and Reorganization Transaction

        Although the merger is, for state law purposes, a merger of CIFC Merger Corp. with and into CIFC Corp., the merger will be treated for U.S. federal income tax purposes as a contribution by you of your common stock of CIFC Corp. to CIFC LLC in exchange for common shares of CIFC LLC. As discussed in "Material U.S. Federal Income Tax Considerations," except as described below with respect to the distribution by CIFC Corp., you will not recognize any taxable gain or loss on the exchange of common stock of CIFC Corp. for common shares of CIFC LLC in the merger. See "Material U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Consequences of the Merger and the Reorganization Transaction—U.S. Federal Income Tax Consequences of the Merger to CIFC Corp. and Holders of CIFC Corp. Common Stock." Your initial U.S. federal income tax basis and holding period in the CIFC LLC shares received in the merger will reflect your tax basis and holding period in the stock of CIFC Corp. surrendered in exchange therefor.

        As discussed above, as part of the Reorganization Transaction, certain assets will be distributed by CIFC Corp. to CIFC LLC. For U.S. federal income tax purposes the distribution will be treated as a taxable distribution to CIFC LLC equal to the fair market value of the assets distributed. Such distribution will be taxable as a dividend to CIFC LLC to the extent paid out of CIFC Corp.'s current or accumulated earnings and profits. Such dividend income arising from the distribution will be allocated among the CIFC LLC shareholders pro rata in accordance with their interests in CIFC LLC. If the distribution amount exceeds CIFC Corp.'s current or accumulated earnings and profits, it is possible that CIFC LLC will have taxable gain allocable to the CIFC LLC shareholders. The amount and allocation of such taxable gain will be determined separately for each CIFC LLC shareholder by treating that shareholder's pro rata portion of the excess distribution as (a) a nontaxable return of capital, up to that shareholder's tax basis in the CIFC Corp. stock surrendered for CIFC LLC shares, and then (b) taxable capital gain allocable to that shareholder up to the amount of any remainder (so the gain will be allocated to the CIFC LLC shareholders to reflect their relative tax bases in the CIFC Corp. stock surrendered, rather than pro rata). Shareholders of CIFC LLC may not receive a cash distribution from CIFC LLC to cover their tax liability associated with the Reorganization Transaction.

        The U.S. federal income tax treatment of holders of our shares depends in some instances on determinations of fact and interpretations of complex provisions of U.S. federal income tax law for which no clear precedent or authority may be available. In addition, the tax consequences of the Reorganization Transaction and of holding our shares to any particular holder will depend on the holder's particular tax circumstances. You are urged to consult your tax advisor regarding the specific tax consequences, including the U.S. federal, state, local and foreign tax consequences, to you in light of your particular investment or tax circumstances of acquiring, holding, exchanging or otherwise disposing of our shares.

Taxation of CIFC LLC Following the Reorganization Transaction

        CIFC LLC believes that it has been organized and intends to operate so that it will qualify to be treated for U.S. federal income tax purposes as a partnership, and not as an association or a publicly traded partnership taxable as a corporation. As a holder of shares, you will be required to take into account your allocable share of items of CIFC LLC's income, gain, loss, deduction and credit for the taxable year of CIFC LLC ending within or with your taxable year. As discussed in "Material U.S. Federal Income Tax Considerations," CIFC LLC's ability to qualify to be treated as a partnership will depend on its ability to satisfy certain income and other tests on an ongoing basis.

        You are urged to consult your tax advisor regarding the specific tax consequences, including the U.S. federal, state, local and foreign tax consequences to you in light of your particular investment or tax circumstances, of the Reorganization Transaction and of acquiring, holding, exchanging or otherwise disposing of our shares.

Stockholders Entitled to Vote

        The board of directors of CIFC Corp. has fixed the close of business on November 18, 2015 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the special meeting. As of November 11, 2015, there were 25,317,464 shares of common stock of CIFC Corp. outstanding and entitled to vote. At the close of business on the record date, we estimate CIFC Corp.'s directors and executive officers as a group owned and were entitled to vote approximately 3.3 million shares of common stock of CIFC Corp., representing approximately 11.7% of the outstanding voting power of the common stock of CIFC Corp. All of the directors and executive officers of CIFC Corp. that are entitled to vote at the CIFC Corp. special meeting have indicated that they currently intend to vote their shares of common stock of CIFC Corp. in favor of adopting the Merger Agreement. See "Voting and Proxies; Information about the Special Meeting—Who May Vote."

        DFR Holdings, which held approximately 74% of the outstanding shares of common stock of CIFC Corp. as of November 11, 2015, has indicated that it currently intends to vote its shares of common stock of CIFC Corp. in favor of adopting the Merger Agreement.

Vote Required

        The affirmative vote of a majority of the outstanding shares of common stock of CIFC Corp. entitled to vote on the adoption of the Merger Agreement is required to approve the merger. See "Voting and Proxies; Information about the Special Meeting—Vote Required."

Appraisal Rights in Connection with the Merger

        Under the General Corporation Law of the State of Delaware (the "DGCL"), CIFC Corp. stockholders who do not vote in favor of the adoption of the Merger Agreement have the right to seek appraisal in connection with the merger. Failure to strictly comply with the procedures and requirements of Section 262 of the DGCL may result in termination or waiver of such stockholder's appraisal rights. Due to the complexity of Delaware law relating to appraisal rights, if any CIFC Corp. stockholder is considering exercising his, her or its appraisal rights, such stockholder is encouraged to seek the advice of his, her or its own legal counsel. A summary of the procedures and requirements under Delaware law to exercise appraisal rights is included in the section titled "Terms of the Merger—Appraisal Rights in Connection with the Merger" and the text of Section 262 of the DGCL is included as Annex C.

Regulatory Approvals

        We are not aware of any federal, state or local regulatory requirements that must be complied with, or approvals that must be obtained, prior to consummation of the merger pursuant to the Merger Agreement, other than compliance with applicable federal and state securities laws, the filing of a certificate of merger as required under the DGCL and various state governmental authorizations. See "Terms of the Merger—Regulatory Approvals."

Comparison of Rights of Stockholders of CIFC Corp. and Shareholders of CIFC LLC

        In general, the rights of CIFC LLC's shareholders will be substantially similar to the rights of CIFC Corp.'s stockholders. However, there will be certain differences. See "Comparison of Rights of Stockholders of CIFC Corp. and Shareholders of CIFC LLC."

Historical Market Price of CIFC Corp. Common Stock

        CIFC Corp.'s common stock is listed on the NASDAQ Stock Market under the symbol "CIFC." On November 11, 2015, the latest practicable date before the printing of this proxy statement/prospectus, the closing sale price of CIFC Corp.'s common stock on the NASDAQ Stock Market was $6.84 per share.

        The following table presents the reported high and low sale prices of CIFC Corp.'s common stock on the NASDAQ Stock Market for the periods presented and as reported by the NASDAQ Stock Market. You should obtain a current stock price quotation for CIFC Corp.'s common stock.

	Sales Price
	High	Low
Period From January 1, 2015 to November 11, 2015
Quarter ended March 31, 2015	$9.90	$7.28
Quarter ended June 30, 2015	$8.35	$7.00
Quarter ended September 30	$8.55	$6.48
Period from October 1, 2015 to November 11, 2015	$7.36	$6.48
Year Ended December 31, 2014
Quarter ended December 31, 2014	$10.09	$7.66
Quarter ended September 30, 2014	$10.16	$8.14
Quarter ended June 30, 2014	$9.97	$7.30
Quarter ended March 31, 2014	$8.79	$7.43
Year Ended December 31, 2013
Quarter ended December 31, 2013	$8.30	$7.30
Quarter ended September 30, 2013	$8.37	$6.77
Quarter ended June 30, 2013	$8.49	$6.60
Quarter ended March 31, 2013	$9.05	$7.10

        It is expected that, upon completion of the merger, the common shares of CIFC LLC will be listed and traded on the NASDAQ Stock Market under the symbol "CIFC." The historical trading prices of CIFC Corp.'s common stock are not necessarily indicative of the future trading prices of common shares of CIFC LLC because, among other things, the current stock price of CIFC Corp. may or may not take into account the changes in CIFC Corp.'s form of organization in connection with the Reorganization Transaction.

        As of November 11, 2015, CIFC Corp. had approximately 25,317,464 issued and outstanding shares of common stock.

Historical Dividends on CIFC Corp. Common Stock

        The following table shows the dividends relating to CIFC Corp.'s 2015, 2014 and 2013 fiscal years:

Record Date	Payment Date	Cash Dividend Declared per Share
November 18, 2015	December 1, 2015	$0.10
August 28, 2015	September 8, 2015	$0.10
May 25, 2015	June 15, 2015	$0.10
April 2, 2015	April 15, 2015	$0.10
November 25, 2014	December 15, 2014	$0.10
August 25, 2014	September 15, 2014	$0.10
May 25, 2014	June 15, 2014	$0.10
April 4, 2014	April 25, 2014	$0.10
November 25, 2013	December 10, 2013	$0.10
August 27, 2013	September 17, 2013	$0.10

        CIFC LLC is a newly formed entity and prior to the Reorganization Transaction has not paid any distributions.

UNAUDITED PRO FORMA FINANCIAL DATA

        Under generally accepted accounting principles, we expect that the Reorganization Transaction will be accounted for on an historical cost basis whereby the consolidated assets and liabilities of CIFC LLC will be recorded at the historical cost of CIFC Corp. as reflected on CIFC Corp.'s consolidated financial statements. Accordingly, the consolidated financial statements of CIFC LLC immediately following the Reorganization Transaction will be substantially similar to the consolidated financial statements of CIFC Corp. immediately prior to the Reorganization Transaction. Since the consolidated financial statements of CIFC LLC are substantially similar to those of CIFC Corp., full pro forma and comparative financial information regarding CIFC LLC and its consolidated subsidiaries giving effect to the Reorganization Transaction have not been included herein. Below we have included certain limited unaudited pro forma consolidated condensed balance sheet information that highlights those balance sheet accounts that will be adjusted due to the transactions noted above.

Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statement of Operations

        The unaudited pro forma condensed consolidated balance sheet of CIFC Corp. is presented as if the proposed Reorganization Transaction had occurred on September 30, 2015. The presentation of pro forma GAAP net income is presented as if the Reorganization Transaction had occurred on January 1, 2014.

        Our pro forma financial information is subject to a number of estimates, assumptions and uncertainties and does not purport to reflect the financial condition that would have existed or occurred had such transactions taken place on the date indicated nor does it purport to reflect the financial condition or results of operations that will exist or occur in the future.

        You should read this table together with the information under "Unaudited Pro Forma Financial Data" and "Reorganization Transaction; Organizational Structure" included elsewhere in this proxy statement/prospectus.

Unaudited Pro Forma Condensed Balance Sheet
As of September 30, 2015
($ in thousands)

	As of September 30, 2015
	Historical	Reorganization Transaction		Pro Forma(1)
Assets
Deferred tax assets, net	$48,179	$(2,782	)(2)	$45,397
Other assets	222,156			222,156
Total assets of Consolidated Entities	899,535			899,535

Total assets	$1,169,870	$(2,782)		$1,167,088

Liabilities and Equity
Liabilities
Deferred tax liability	$—		$(2)	$—
Other liabilities	149,394			149,394
Total liabilities of Consolidated Entities	830,264			830,264

Total liabilities	979,658	—		979,658

Equity
Stockholders' Equity	180,524	(2,782	)(2)	177,742
Non-controlling interests of Consolidated Funds and Appropriated Earnings (deficit) of Consolidated VIEs	9,688			9,688

Total equity	190,212	(2,782)		187,430

Total liabilities and equity	$1,169,870	$(2,782)		$1,167,088

(1)
The pro forma condensed consolidated balance sheet does not include the impact of transaction costs or the realization of gains or losses, for tax purposes, related to the Reorganization Transaction.

(2)
Deferred tax balances reflect the transfer of investment income generating assets as part of the contemplated Reorganization Transaction and as described in "Reorganization Transaction; Organizational Structure."

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2015 and For the Year Ended December 31, 2014
($ in thousands, except per share)

	Nine Months Ended September 30, 2015
	Historical	Reorganization Transaction		Pro Forma
Income (loss) before income taxes	$22,074	(375	)(1)	$21,699
Income tax (expense) benefit	(13,441)	3,533	(2)	(9,908)

Net income (loss)	8,633	3,158		11,791
Net (income) loss attributable to noncontrolling interest in Consolidated Entities	(633)			(633)

Net income (loss) attributable to CIFC Corp./CIFC LLC(3)	$8,000	$3,158		$11,158

Earnings (loss) per share—
Basic	$0.32	$0.12		$0.44
Diluted	$0.30	$0.12		$0.42
Weighted-average number of shares outstanding—
Basic	25,317			25,317
Diluted	26,494			26,494
Outstanding Shares	25,351			25,351
Book value per share	$7.12			$7.01
	Year Ended December 31, 2014
	Historical	Reorganization Transaction		Pro Forma
Income (loss) before income taxes	$9,835	(500	)(1)	$9,335
Income tax (expense) benefit	(22,158)	6,986	(2)	(15,172)

Net income (loss)	(12,323)	6,486		(5,837)
Net (income) loss attributable to noncontrolling interest in Consolidated Entities	20,704			20,704

Net income (loss) attributable to CIFC Corp./CIFC LLC(3)	$8,381	$6,486		$14,867

Earnings (loss) per share—
Basic	$0.37	$0.28		$0.65
Diluted	$0.35	$0.27		$0.62
Weighted-average number of shares outstanding—
Basic	22,909			22,909
Diluted	24,168			24,168

(1)
Represents additional cost of administration and compliance.

(2)
Estimated tax benefit to reflect the Reorganization Transaction, with the Company's top-level form of organization converted from a corporation to a limited liability company as of January 1, 2014.

(3)
CIFC LLC would be formed for the purpose of effecting the Reorganization Transaction.

Non-GAAP Financial Measures

        CIFC Corp. discloses financial measures that are calculated and presented on a basis of methodology other than in accordance with generally accepted accounting principles of the United States of America ("Non-GAAP") as follows:

        ENI is a non-GAAP financial measure of profitability which management uses in addition to GAAP net income attributable to CIFC Corp. to measure the performance of our core business (excluding non-core products). We believe ENI reflects the nature and substance of the business, the economic results driven by management fee revenues from the management of client funds and earnings on our investments. ENI represents net income (loss) attributable to CIFC Corp. excluding (i) income taxes, (ii) merger and acquisition related items including fee-sharing arrangements, amortization and impairments of intangible assets and gain (loss) on contingent consideration for earn-outs, (iii) non-cash compensation related to profits interests granted by CIFC Parent in June 2011, (iv) revenues attributable to non-core investment products, (v) advances for fund organization expenses and (vi) certain other items as detailed.

        ENI EBITDA is also a non-GAAP financial measure that management considers, in addition to net income (loss) attributable to CIFC Corp., to evaluate the CIFC Corp.'s core performance. ENI EBITDA represents ENI before corporate interest expense and depreciation of fixed assets, a non-cash item.

        ENI and ENI EBITDA may not be comparable to similar measures presented by other companies, as they are non-GAAP financial measures that are not based on a comprehensive set of accounting rules or principles and therefore may be defined differently by other companies. In addition, ENI and ENI EBITDA should be considered as an addition to, not as a substitute for, or superior to, financial measures determined in accordance with GAAP.

        The unaudited pro forma reconciliation of GAAP net income (loss) attributable to CIFC Corp. to ENI and ENI EBITDA are presented as if the Reorganization Transaction had occurred on January 1, 2014. Our pro forma financial information is subject to a number of estimates, assumptions and uncertainties and does not purport to reflect the financial condition that would have existed or occurred had such transactions taken place on the date indicated nor does it purport to reflect the financial condition or results of operations that will exist or occur in the future. Reconciliation is as follows ($ in thousands):

	Nine Months Ended September 30, 2015
	Historical	Reorganization Transaction	Pro Forma
GAAP Net income (loss) attributable to CIFC Corp.	$8,000	$3,158	$11,158
Income tax expense (benefit)	13,441	(3,533)	9,908
Amortization and impairment of intangibles	6,433	—	6,433
Management fee sharing arrangement(1)	(4,364)	—	(4,364)
Net (gain)/loss on contingent liabilities and other	1,792	—	1,792
Restructuring charges(2)	1,330	—	1,330
Employee compensation costs(3)	827	—	827
Management fees attributable to non-core funds	(503)	—	(503)
Other(4)	121	—	121

Total reconciling and non-recurring items	19,077	3,533	15,544

ENI	$27,077	$(375)	$26,702
Add: Corporate interest expense	2,256	—	2,256
Add: Depreciation of fixed assets	1,029	—	1,029

ENI EBITDA	$30,362	$(375)	$29,987

	Year Ended December 31, 2014
	Historical	Reorganization Transaction	Pro Forma
GAAP Net income (loss) attributable to CIFC Corp.	$8,381	$6,486	$14,867
Income tax expense (benefit)	22,158	(6,986)	15,172
Amortization and impairment of intangibles	10,149	—	10,149
Management fee sharing arrangement(1)	(8,716)	—	(8,716)
Net (gain)/loss on contingent liabilities and other	2,932	—	2,932
Employee compensation costs(3)	1,610	—	1,610
Management fees attributable to non-core funds	(814)	—	(814)
Other(4)	395	—	395

Total reconciling and non-recurring items	27,714	(6,986)	20,728

ENI	$36,095	$(500)	$35,595
Add: Corporate interest expense	4,236	—	4,236
Add: Depreciation of fixed assets	1,272	—	1,272

ENI EBITDA	$41,603	$(500)	$41,103

(1)
CIFC Corp. shares management fees on certain of the acquired CLOs it manages (shared with the party that sold the funds to CIFC Corp., or an affiliate thereof). Management fees are presented on a gross basis for GAAP and on a net basis for Non-GAAP ENI.

(2)
Restructuring charges primarily relate to expenses for the reorganization to a publicly traded partnership.

(3)
Employee compensation and benefits has been adjusted for non-cash compensation related to profits interests granted to CIFC Corp. employees by CIFC Parent Holdings LLC and sharing of incentive fees with certain former employees established in connection with the Company's acquisition of certain CLOs from Columbus Nova Credit Investments Management, LLC.

(4)
For the nine months ended September 30, 2015, Other includes litigation expenses. For the year ended December 31, 2014, Other includes litigation expenses of $0.6 million, which was partially offset by additional gains from contingent payments collected on the 2012 sale of the Company's rights to manage Gillespie CLO PLC of $0.2 million.

RISK FACTORS

        In addition to the other information in this proxy statement/prospectus, you should carefully consider the following risk factors relating to the proposed Reorganization Transaction in determining whether or not to vote for approval of the merger. You should carefully consider the additional risks described in CIFC Corp.'s annual, quarterly and current reports, including those identified in CIFC Corp.'s annual report on Form 10-K for the year ended December 31, 2014, as the same may be updated in CIFC Corp.'s subsequently filed quarterly and current reports, which are incorporated herein by reference. See the section titled "Where You Can Find Additional Information." This section includes or refers to certain forward-looking statements. You should refer to the explanation of the qualifications and limitations on these forward-looking statements under the section titled "Cautionary Note About Forward-Looking Statements."

Risks Related to Reorganization Transaction

The Reorganization Transaction may not be completed, which may harm the market price of CIFC Corp.'s common stock.

        Although CIFC Corp.'s board of directors has approved the Reorganization Transaction and has approved the Merger Agreement, the completion of the merger and the Reorganization Transaction is subject to a number of conditions, and there is no assurance that all of the conditions to closing will be met and that the merger or the Reorganization Transaction will be completed. In addition, we reserve the right to defer or abandon the merger or the Reorganization Transaction at any time and for any reason, even if stockholders of CFC Corp. vote to approve the merger and the other conditions to the completion of the merger are satisfied or waived. You will not have any right to vote or have any input on our board of directors' decision to delay or cancel the merger or the Reorganization Transaction.

        While CIFC Corp. will continue its operations if the Reorganization Transaction is not completed for any reason, it may be harmed in a number of ways, including the following:

  •
  the market price of CIFC Corp.'s common stock may decline to the extent that the current market price of such stock reflects a market assumption that the Reorganization Transaction will be completed;

  •
  an adverse reaction from investors and potential investors in CIFC Corp. may reduce future debt or equity financing opportunities; and

  •
  CIFC Corp.'s costs related to the merger, including legal and accounting fees, have been, and must continue to be, paid even if the Reorganization Transaction is not completed.

The current market price of CIFC Corp.'s common stock may not be indicative of the market price of common shares of CIFC LLC following the Reorganization Transaction.

        CIFC Corp.'s current share price may not be indicative of how the market will value the shares of CIFC LLC following the Reorganization Transaction because of the change in our legal structure and related changes. CIFC Corp.'s current stock price does not necessarily take into account these effects and changes, and the share price of CIFC LLC after the Reorganization Transaction could be lower than the current stock price of CIFC Corp.

Sales of shares could occur in connection with the Reorganization Transaction, which could cause our share price to decline.

        The sale of significant amounts of shares, prior to or following the Reorganization Transaction, or the perception in the market that this will occur may have an adverse impact on our trading price. For instance, as described under "Material U.S. Federal Income Tax Consequences—U.S. Federal Income

Tax Consequences of the Merger and Reorganization," it is possible that CIFC LLC will have taxable gain allocable to the CIFC LLC shareholders as a result of the Reorganization Transaction. Accordingly, shareholders may elect to sell shares prior to the Reorganization Transaction as a result. In addition, shareholders may sell their common shares of CIFC LLC shortly after the completion of the Reorganization Transaction for any number of reasons, including as a result of changes to the tax consequences for holders of ownership of our shares.

Our board of directors may choose to defer or abandon the merger at any time and for any reason.

        Completion of the Reorganization Transaction may be deferred or abandoned by action of our board of directors at any time and for any reason, including after CIFC Corp. stockholder approval at the special meeting. While we currently expect the Reorganization Transaction to take place on or prior to December 31, 2015, after the proposal to adopt the Merger Agreement is approved at the special meeting, our board of directors may defer completion before or after the special meeting or may abandon the Reorganization Transaction at any time, including after stockholder approval, because of, among other reasons, our determination that the CIFC LLC common shares will not be eligible for inclusion for trading on the NASDAQ Stock Market, our determination that the Internal Revenue Service (the "IRS") does not agree with our views on certain tax matters, our determination that the merger and the other reorganization transactions would involve tax or other risks that outweigh their benefits, our determination that the level of expected benefits associated with the Reorganization Transaction would otherwise be reduced, changes in U.S. tax laws, rates, treaties or regulations that might adversely affect our ability to achieve the expected benefits of the merger, an unexpected increase in the cost to complete the merger or any other determination by our board of directors. In addition, we may elect to consummate the Reorganization Transaction prior to December 31, 2015.

Your rights as a holder of equity in CIFC LLC will change if the Reorganization Transaction is completed. The rights of holders of common shares of CIFC LLC to be issued in the merger will be substantially similar, but not identical, to the rights of holders of common stock of CIFC Corp.

        CIFC Corp. is a corporation organized under the laws of the State of Delaware, and CIFC LLC is a limited liability company organized under the laws of the State of Delaware. The rights of holders of CIFC Corp.'s common stock are governed by the DGCL, and the certificate of incorporation and bylaws of CIFC Corp. The rights of holders of CIFC LLC's common shares will be governed by the LLC Act and the certificate of formation and LLC Agreement of CIFC LLC. Upon completion of the merger, the holders of CIFC Corp.'s common stock will receive common shares of CIFC LLC.

        The governing documents of CIFC LLC will be structured so as to include rights, privileges and obligations that are substantially similar to those currently provided by the governing documents of CIFC Corp. and the DGCL, including those that affect your rights as a holder of equity. However, because of the differences between Delaware corporate law and Delaware limited liability company law, and certain necessary differences between the governing documents of CIFC Corp. and CIFC LLC, your rights as a holder of equity will change when the Reorganization Transaction is completed, and the rights of holders of common shares of CIFC LLC will not be identical to, and in some respects may be less favorable than, the rights you currently have as a holder of CIFC Corp.'s common stock.

        For more information regarding the characteristics of, and differences between, the common stock of CIFC Corp. and the common shares of CIFC LLC, please refer to "Description of Shares of CIFC LLC" and "Comparison of Rights of Stockholders of CIFC Corp. and Shareholders of CIFC LLC."

If too many of CIFC Corp.'s stockholders exercise and perfect their appraisal rights in connection with the merger, we may not be able to complete the merger.

        Under applicable Delaware law, our stockholders will have the right to be paid in cash for the fair value of their shares of common stock of CIFC Corp. by perfecting "appraisal rights." See "The Merger—Appraisal Rights in connection with the Merger."

        If dissenting stockholders properly exercise and perfect their appraisal rights, we would ultimately have to provide cash to stockholders who do so in lieu of common shares of CIFC LLC. If too many of our stockholders perfect appraisal rights, we may be forced to abandon the merger. The number of shares of common stock of CIFC Corp. with respect to which appraisal rights may be exercised without affecting the completion of the merger will depend on the cash available to CIFC Corp. at the time of the merger and our board of directors' assessment at that time of our future needs. If our board of directors believes that our cash reserves (or reasonable access to cash) would be inadequate to meet future needs, it may in its discretion decide to abandon the merger.

Tax Risks

You will be allocated taxable dividend income and possibly gain as a result of the Reorganization Transaction without regard to whether you receive a corresponding cash distribution to cover any related tax liability.

        As part of the Reorganization Transaction, certain assets will be distributed by CIFC Corp. to CIFC LLC as described under "Reorganization Transaction; Organizational Structure." For U.S. federal income tax purposes the distribution will be treated as a taxable distribution equal to the fair market value of the assets distributed. Such distribution will be taxable as a dividend to CIFC LLC to the extent paid out of CIFC Corp.'s current or accumulated earnings and profits and will be allocated among CIFC LLC shareholders pro rata in accordance with their interests in CIFC LLC. If the distribution amount exceeds CIFC Corp.'s current or accumulated earnings and profits, it is possible that CIFC LLC will have taxable gain allocable to the CIFC LLC shareholders. The amount and allocation of such taxable gain will be determined separately for each CIFC LLC shareholder by treating that shareholder's pro rata portion of the excess distribution as (a) a nontaxable return of capital, up to that shareholder's tax basis in the CIFC Corp. stock surrendered for CIFC LLC shares, and then (b) taxable capital gain allocable to that shareholder up to the amount of any remainder (so the gain will be allocated to the CIFC LLC shareholders to reflect their relative tax bases in the CIFC Corp. stock surrendered, rather than pro rata). Shareholders of CIFC LLC may not receive a cash distribution from CIFC LLC to cover their tax liability associated with the Reorganization Transaction.

If CIFC LLC fails to satisfy the "qualifying income exception," all of its income will be subject to an entity-level tax, which could cause cash available for distributions to holders of our shares to be substantially reduced, possibly causing a substantial reduction in the value of those shares.

        Under current law and assuming full compliance with the terms of the LLC Agreement (and other relevant documents) and based upon factual representations that will be made by us, we expect to receive an opinion of counsel to the effect that CIFC LLC will be treated as a partnership, and not as an association or a publicly traded partnership taxable as a corporation, for U.S. federal income tax purposes. The factual representations that will be made by us upon which counsel will rely relate to our organization, operation, assets, activities, income (including our ability to satisfy the qualifying income exception discussed below), and present and future conduct of our operations. Opinions of counsel, however, are not binding on the IRS, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

        In general, if a partnership is "publicly traded" (as defined in the U.S. Internal Revenue Code of 1986, as amended (the "Code")), it will be treated as a corporation for U.S. federal income purposes. A publicly traded partnership will, however, be taxed as a partnership and not as a corporation for U.S.

federal income tax purposes, so long as 90% or more of its gross income for each taxable year constitutes "qualifying income" within the meaning of Section 7704(d) of the Code. We refer to this exception as the "qualifying income exception." Qualifying income generally includes rents, dividends, interest (to the extent such interest is neither derived from the conduct of a financial or insurance business nor based, directly or indirectly, upon income or profits of any person), and capital gains from the sale or other disposition of stocks, bonds and real property. Qualifying income also includes other income derived from the business of investing in, among other things, stocks and securities.

        If CIFC LLC fails to satisfy the "qualifying income exception" described above, items of income, gain, loss, deduction and credit would not pass through to you and you would be treated for U.S. federal (and certain state and local) income tax purposes as a stockholder in a corporation. In such case, CIFC LLC would be required to pay U.S. federal income tax at regular corporate rates on all of its income. In addition, CIFC LLC would likely be liable for state and local income and/or franchise taxes on all of its income. Distributions to holders of shares would constitute ordinary income taxable to such holders to the extent of CIFC LLC's earnings and profits, and these distributions would not be deductible by CIFC LLC. Taxation of CIFC LLC as a corporation could cause cash available for distributions to holders of our shares to be substantially reduced, possibly causing a substantial reduction in the value of those shares.

        Current law may change, causing CIFC LLC to be treated as a corporation for U.S. federal or state income tax purposes or otherwise subjecting CIFC LLC to additional entity level taxation, in which case our distributions to holders of shares would be reduced.

Complying with certain tax-related requirements may cause CIFC LLC and CIFC Corp. to forego otherwise attractive business or investment opportunities.

        For CIFC LLC to be treated as a partnership for U.S. federal income tax purposes, and not as an association or publicly traded partnership taxable as a corporation, it must satisfy the qualifying income exception, which will require that at least 90% of its gross income each taxable year consist of interest, dividends, capital gains and other types of "qualifying income." Interest income will not be qualifying income for the purposes of the qualifying income exception if it is derived from the conduct of a trade or business or is based, directly or indirectly, upon the income or profits of any person. This requirement will limit CIFC LLC's (and certain of its subsidiaries') ability to originate loans. In addition, it is currently expected that CIFC LLC (and its subsidiaries) will operate so as to avoid generating a significant amount of income that is treated as effectively connected with the conduct of a U.S. trade or business with respect to non-U.S. holders of CIFC LLC shares. To comply with these requirements, CIFC LLC (or its subsidiaries) may be required to invest through non-U.S. or domestic corporations or forego attractive business or investment opportunities. Thus, compliance with these requirements may adversely affect CIFC LLC's ability to maximize revenue or net income.

You will be subject to U.S. federal income tax on your share of CIFC LLC's taxable income, regardless of whether or when you receive any cash distributions from CIFC LLC.

        CIFC LLC intends to be treated, for U.S. federal income tax purposes, as a partnership and not as an association or a publicly traded partnership taxable as a corporation. Provided that the qualifying income exception is met, you will be required to take into account your allocable share of CIFC LLC's items of income, gain, loss and deduction. Distributions to you generally will be taxable for U.S. federal income tax purposes only to the extent the amount distributed exceeds your tax basis in the common unit. That treatment contrasts with the treatment of a shareholder in a corporation. For example, a shareholder in a corporation who receives a distribution of earnings from the corporation generally will report the distribution as dividend income for U.S. federal income tax purposes. In contrast, a holder of shares of CIFC LLC who receives a distribution of earnings from CIFC LLC will not report the distribution as dividend income (and will treat the distribution as taxable only to the extent the amount distributed exceeds the holder's tax basis in the shares), but will instead report the holder's allocable share of items of CIFC LLC's income for U.S. federal income tax purposes. As a result, you may be subject to U.S. federal, state, local and possibly, in some cases, foreign income taxation on your allocable share of CIFC LLC's items of income, gain, loss, deduction and credit (including CIFC LLC's allocable share of those items of any entity in which CIFC LLC invests that is treated as a partnership or is otherwise subject to tax on a flow through basis) for each of CIFC LLC's taxable years ending with or within your taxable years, regardless of whether or when you receive cash distributions.

        In addition, certain of our investments, including investments in non-U.S. CLO issuers and debt securities, may produce taxable income without corresponding distributions of cash to us or produce taxable income prior to or following the receipt of cash relating to such income. You will be required to take such income into account in determining your taxable income, and you may not receive cash distributions equal to your tax liability attributable to your allocation of CIFC LLC's taxable income.

On a disposition of shares of CIFC LLC, debt of CIFC LLC must be taken into account under the partnership tax accounting rules.

        Subsequent to the Reorganization Transaction, CIFC LLC may incur debt for a variety of reasons. Under partnership tax accounting principles (which will apply to CIFC LLC if the qualifying income exception is met), debt of CIFC LLC generally will be allocable to holders of shares of CIFC LLC, and the holders will include their respective allocable shares of the debt in the U.S. federal income tax basis of their shares. As discussed in the section entitled "Material U.S. Federal Income Tax Considerations," a holder's U.S. federal income tax basis in shares will be adjusted for, among other things, distributions of cash and allocations of items of CIFC LLC's income, gain, loss and deduction. At the time a holder of shares of CIFC LLC later sells its shares, for U.S. federal income tax purposes, the holder's amount realized on the sale will include not only the sales price of the shares but also the holder's portion of outstanding indebtedness incurred by CIFC LLC subsequent to the Reorganization Transaction that is allocable to those shares. In addition, a portion of the amount realized upon a disposition, whether or not representing gain, may be ordinary income to a holder.

Tax-exempt holders of shares of CIFC LLC may recognize "unrelated business taxable income" as a result of holding shares of CIFC LLC.

        An organization that is otherwise exempt from U.S. federal income tax is nonetheless subject to U.S. federal income taxation with respect to its "unrelated business taxable income," or UBTI. To the extent we incur debt (including intercompany debt) that is allocated to the acquisition of certain equity and debt securities we intend to hold (either directly or indirectly through subsidiaries that are treated as partnerships or disregarded for U.S. federal income tax purposes), a proportionate share of your income from CIFC LLC with respect to such securities will be treated as UBTI. For certain types of tax-exempt entities, the receipt of any UBTI would have adverse consequences. Tax-exempt holders of CIFC Corp.'s common stock are strongly urged to consult their tax advisors regarding the tax consequences of owning common shares of CIFC LLC.

There can be no assurance that the IRS will not assert successfully that some portion of CIFC LLC's income is properly treated as effectively connected income with respect to non-U.S. holders.

        While it is expected that CIFC LLC's method of operation will not result in the generation of significant amounts of income treated as effectively connected with the conduct of a U.S. trade or business with respect to non-U.S. holders of our shares, there can be no assurance that the IRS will not assert successfully that some portion of CIFC LLC's income is properly treated as effectively connected income with respect to such non-U.S. holders. To the extent CIFC LLC's income is treated as effectively connected income, non-U.S. holders generally would be required to (i) file a U.S. federal income tax return reporting their allocable shares of CIFC LLC's taxable income or loss effectively connected with such trade or business and (ii) pay U.S. federal income tax at regular U.S. tax rates on any such taxable income. Non-U.S. holders that are corporations also would be required to pay a U.S. federal branch profits tax at a 30% rate (or lower rate provided by applicable treaty).

Dividends paid by, or certain income inclusions derived with respect to, CIFC LLC's potential future ownership of non-U.S. entities that are treated as corporations for U.S. federal income tax purposes may not qualify for the reduced tax rates generally applicable to corporate dividends paid to taxpayers taxed at individual rates.

        The maximum U.S. federal income tax rate on certain corporate dividends payable to non-corporate taxpayers currently is 20% (in addition to the 3.8% tax on "net investment income" as described below). Dividends payable by, or certain income inclusions derived with respect to the ownership of, passive foreign investment companies, or PFICs, certain controlled foreign corporations, or CFCs, and real estate investment trusts, however, generally are not eligible for the reduced rates. We may treat certain future non-U.S. CLO issuers taxed as corporations for U.S. federal income tax purposes as the type of CFCs whose income inclusions would not be eligible for such reduced rates on dividend income. The more favorable U.S. federal income tax rates applicable to regular corporate dividends could cause non-corporate U.S. investors to perceive investments in PFICs or CFCs to be relatively less attractive than holdings in the stocks of non-CFC and non-PFIC corporations that pay dividends, which could then adversely affect the value of our shares.

We may not realize the anticipated benefits of the merger because, among other reasons, our structure is subject to potential changes in law and differing interpretations, which may apply possibly on a retroactive basis.

        We have presented in this proxy statement/prospectus the anticipated benefits of the merger. See "Our Reasons for the Reorganization Transaction and the Merger." Many factors could affect the outcome of the Reorganization Transaction, and some or all of the anticipated benefits of the Reorganization Transaction may not occur. The U.S. federal income tax treatment of holders of shares of CIFC LLC depends in some instances on determinations of fact and interpretations of complex provisions of U.S. federal income tax law for which no clear precedent or authority may be available. You also should be aware that the U.S. federal income tax rules are constantly under review by the IRS, resulting in revised interpretations of established concepts. The IRS pays close attention to the proper application of tax laws to partnerships and investments in non-U.S. entities. The present U.S. federal income tax treatment of an investment in shares of CIFC LLC may be modified by administrative, legislative or judicial interpretation at any time, and any such action may affect investments and commitments previously made. We and holders of shares of CIFC LLC could be adversely affected by any such change, or by new tax law, regulation or interpretation.

        Our organizational documents and agreements permit our board of directors to modify the LLC Agreement from time to time, without the consent of the holders of shares of CIFC LLC, in order to address certain changes in U.S. federal income tax regulations, legislation or interpretation. In some circumstances, such revisions could have an adverse impact on some or all of the holders of shares.

        Moreover, we intend to apply certain assumptions and conventions in an attempt to comply with applicable rules and to report income, gain, deduction, loss and credit to you in a manner that reflects your distributive share of CIFC LLC's items, including the monthly convention described under "Material U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Consequences of the Ownership and Disposition of Shares of CIFC LLC—Allocation of Profits and Losses." As a result, if you transfer your shares, you may be allocated income, gain, loss and deduction realized by us after the date of transfer. Similarly, a transferee may be allocated income, gain, loss and deduction realized by us prior to the date of the transferee's acquisition of our shares. However, these assumptions and conventions may not be in compliance with all aspects of applicable tax requirements. It is possible that the IRS will assert successfully that the conventions and assumptions we use do not satisfy the technical requirements of the Code or Treasury Regulations and could require that items of income, gain, deduction, loss or credit be adjusted or reallocated in a manner that adversely affects holders of shares of CIFC LLC.

Certain holders of shares are subject to additional tax on "net investment income."

        U.S. holders that are individuals, estates or trusts are subject to a Medicare tax of 3.8% on "net investment income" (or undistributed "net investment income," in the case of estates and trusts) for each taxable year, with such tax applying to the lesser of such income or the excess of such person's adjusted gross income (with certain adjustments) over a specified amount. Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in CIFC LLC will be included in a U.S. holder's "net investment income" subject to this Medicare tax.

You may be subject to state and local taxes and return filing requirements as a result of investing in our shares.

        In addition to U.S. federal income taxes, you may be subject to other taxes, including state and local taxes, unincorporated business taxes and estate, inheritance or intangible taxes that are imposed by the various jurisdictions in which we do business or own property now or in the future, even if you do not reside in any of those jurisdictions. You may also be required to file state and local income tax returns and pay state and local income taxes in some or all of these jurisdictions. Further, you may be subject to penalties for failure to comply with those requirements. It is your responsibility to file all U.S. federal, state and local tax returns that may be required. Simpson Thacher has not rendered an opinion on the state or local tax consequences of an investment in CIFC LLC.

We may not be able to furnish to each holder of shares specific tax information within 90 days after the close of each calendar year, which means that holders who are U.S. taxpayers should anticipate the need to file annually a request for an extension of the due date of their income tax return. In addition, it is possible that holders may be required to file amended income tax returns.

        As a publicly traded partnership, our operating results, including distributions of income, dividends, gains, losses or deductions and adjustments to carrying basis, will be reported on Schedule K-1 and distributed to each holder annually. Although we currently intend to distribute Schedule K-1s on or around 90 days after the end of our fiscal year, it may require longer than 90 days after the end of our fiscal year to obtain the requisite information from all lower-tier entities so that K-1s may be prepared for us. For this reason, holders of shares of CIFC LLC who are U.S. taxpayers should anticipate that they may need to file annually with the IRS (and certain states) a request for an extension past April 15 or the otherwise applicable due date of their income tax return for the taxable year.

        In addition, it is possible that a holder of shares will be required to file amended income tax returns as a result of adjustments to items on the corresponding income tax returns of CIFC LLC. Any obligation for a holder to file amended income tax returns for that or any other reason, including any costs incurred in the preparation or filing of such returns, is the responsibility of each holder.

CIFC LLC may be liable for adjustments to its tax returns as a result of recently enacted legislation.

        Legislation was recently enacted that significantly changes the rules for U.S. federal income tax audits of partnerships. Such audits will continue to be conducted at the partnership level, but with respect to tax returns for taxable years beginning after December 31, 2017, and, unless a partnership qualifies for and affirmatively elects an alternative procedure, any adjustments to the amount of tax due

(including interest and penalties) will be payable by the partnership. Under the elective alternative procedure, a partnership would issue information returns to persons who were partners in the audited year, who would then be required to take the adjustments into account in calculating their own tax liability, and the partnership would not be liable for the adjustments. There can be no assurance that CIFC LLC will be eligible to make such an election or that it will, in fact, make such an election for any given adjustment. If CIFC LLC does not or is not able to make such an election, then (1) the then-current shareholders of CIFC LLC, in the aggregate, could indirectly bear income tax liabilities in excess of the aggregate amount of taxes that would have been due had CIFC LLC elected the alternative procedure, and (2) a given shareholder may indirectly bear taxes attributable to income allocable to other shareholders or former shareholders, including taxes (as well as interest and penalties) with respect to periods prior to such shareholder's ownership of shares of CIFC LLC. Amounts available for distribution to the shareholders of CIFC LLC may be reduced as a result of CIFC LLC's obligations to pay any taxes associated with an adjustment. Many issues and the overall effect of this new legislation on CIFC LLC are uncertain, and shareholders should consult their own tax advisors regarding all aspects of this legislation as it affects their particular circumstances.

Certain holders may be subject to an additional withholding tax under FATCA.

        Under the Foreign Account Tax Compliance Act ("FATCA"), a broadly defined class of foreign financial institutions is required to comply with a complicated and expansive reporting regime or be subject to certain U.S. withholding taxes. The reporting obligations imposed under FATCA require foreign financial institutions to enter into agreements with the IRS to obtain and disclose information about certain account holders and investors to the IRS (or in the case of certain foreign financial institutions that are resident in a jurisdiction that has entered into an intergovernmental agreement to implement this legislation, the foreign financial institutions may comply with revised diligence and reporting obligations of such intergovernmental agreement). Additionally, certain non-U.S. entities that are not foreign financial institutions are required to provide certain certifications or other information regarding their U.S. beneficial ownership or be subject to certain U.S. withholding taxes.

We strongly urge you to review carefully the discussion under "Material U.S. Federal Income Tax Considerations" and to seek advice based on your particular circumstances from an independent tax advisor.

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS

        We make forward-looking statements, in this proxy statement/prospectus that are subject to risks and uncertainties. When we use the words "could," "will likely result," "if," "in the event," "may," "might," "should," "shall," "will," "believe," "expect," "anticipate," "plan," "predict," "potential," "project," "intend," "estimate," "goal," "objective," "continue," or the negatives of these terms and other similar expressions, we intend to identify forward-looking statements. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. They also include statements concerning anticipated revenues, income or loss, capital expenditures, cash distributions, capital structure or other financial terms. The statements we make regarding the following subject matters are forward-looking by their nature:

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  that we will complete the Reorganization Transaction, including the merger;

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  that we will be able to realize the anticipated tax benefits of the Reorganization Transaction, including the merger;

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  the possible effects of the Reorganization Transaction, including the merger, on our share price;

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  that we do not anticipate any tax adjustments that will result in a material adverse effect on our financial condition; and

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  our intention to pay cash distributions, our ability to do so without borrowing funds and the expected amount of such distributions.

        The forward-looking statements are based on our beliefs, assumptions and expectations of future performance, taking into account the information currently available to us. These forward-looking statements may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based upon our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. In particular, you should consider the numerous risks provided under "Risk Factors," including but not limited to the following factors:

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  our ability to complete the Reorganization Transaction, including the merger;

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  the effect of the Reorganization Transaction, including the mergers on the market price of our shares;

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  the possibility that our board of directors could choose to defer or abandon the merger;

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  that stockholders with a significant number of shares exercise and perfect appraisal rights in connection with the merger;

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  that a decision by our board of directors to reduce or eliminate distributions could adversely affect the market price for our shares; and

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  the possibility that contractual, legal and other restrictions could prevent us from paying distributions or limit the amount and/or timing of distributions, which could adversely affect the market price for our shares.

        The foregoing list of risks is not exhaustive. Other sections of this proxy statement/prospectus may include additional factors which could adversely impact our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time, and it is not possible for us to predict all risks or assess the impact of all factors or the effect that any factor, or combination of factors, may have on our business. Actual results may differ materially from those contained in any forward-looking statements.

        Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. You should not rely upon forward-looking statements as predictions of future events. We undertake no duty to update any of these forward-looking statements after the date of this proxy statement/prospectus to conform prior statements to actual results or revised expectations unless otherwise required by law.

 VOTING AND PROXIES; INFORMATION ABOUT THE SPECIAL MEETING

        This proxy statement/prospectus is being furnished to you in connection with the solicitation of proxies by the board of directors of CIFC Corp. for use at the special meeting for the purposes described in this proxy statement/prospectus and in the accompanying notice of special meeting of stockholders of CIFC Corp.

Date, Time and Place of the Special Meeting

        Our special meeting will be held at the offices of CIFC Corp. at 250 Park Avenue, 4th Floor, New York, NY 10177 on December 16, at 9:00 a.m. (Eastern Standard Time). An admission ticket (or other proof of stock ownership) and some form of government issued photo identification (such as a valid driver's license or passport) will be required for admission to the special meeting. Only holders of record of shares of common stock of CIFC Corp. at the close of business on November 18, 2015, will be entitled to attend the special meeting and to cast one vote for each share held on all matters to come before the meeting.

        If your shares of common stock of CIFC Corp. are held in a bank or broker account, contact your bank or broker to obtain a written legal proxy in order to vote your shares or take any other actions at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares or take any other actions, but you may still attend the special meeting as our guest if you bring a recent bank or brokerage statement showing that you owned common stock of CIFC Corp. at the close of business on November 18, 2015.

Matters to Be Considered

        This proxy statement/prospectus is furnished in connection with the solicitation by our board of directors of proxies from the stockholders to be exercised at the special meeting and at any adjournment(s) or postponement(s) of such meeting, to consider and vote on the following proposals:

          (1)   a proposal to adopt the agreement and plan of merger, dated November 11, 2015, among CIFC Corp., CIFC Merger Corp. and CIFC LLC, as the same may be amended from time to time, which agreement we refer to herein as the "Agreement and Plan of Merger" or the "Merger Agreement"; and

          (2)   the transaction of such other business as may properly be brought before the special meeting or any adjournment or postponement thereof.

        A vote for the adoption of the Merger Agreement is a vote for approval of the conversion of CIFC Corp. into CIFC LLC through the merger of CIFC Merger Corp. with and into CIFC Corp. and for the exchange of shares of common stock of CIFC Corp. for common shares representing limited liability company interests in CIFC LLC. If the merger is completed, CIFC Corp.'s common stock will be cancelled and each share of common stock of CIFC Corp. that you hold immediately prior to the merger will be converted into the right to receive one common share representing a limited liability company interest in CIFC LLC.

        This proxy statement/prospectus and the enclosed proxy card are being mailed to the stockholders on or about November 18, 2015.

Recommendation of the Board of Directors

        The board of directors of CIFC Corp. has approved the Merger Agreement, the merger and the Reorganization Transaction and determined that the Merger Agreement, the merger and the Reorganization Transaction are advisable and in the best interests of CIFC Corp. and its stockholders. The board of directors of CIFC Corp. recommends that you vote "FOR" adoption of the Merger Agreement.

Who May Vote

        The close of business on November 18, 2015, has been fixed by CIFC Corp.'s board of directors as the record date for the determination of holders of common stock of CIFC Corp. entitled to notice of and to vote at the special meeting and any adjournment or postponement of the special meeting. At the close of business on the record date, we estimate that approximately 25.3 million shares of common stock of CIFC Corp. were outstanding and entitled to vote. Each share of CIFC Corp.'s common stock entitles the holder to one vote at the special meeting on all matters properly presented at the special meeting.

Quorum

        A quorum is established when a majority of the shares entitled to vote at the special meeting is present in person or represented by proxy at the special meeting. On all matters to come before the special meeting, each share of common stock is entitled to one vote. Abstentions and broker non-votes (i.e., votes not cast by a broker or other record holder in "street-name" or nominee name who has returned a properly executed proxy solely because such record holder does not have discretionary authority to vote on the matter), if any, will be counted toward the presence of a quorum.

Vote Required

        The affirmative vote of a majority of the outstanding shares of common stock of CIFC Corp. entitled to vote on the adoption of the Merger Agreement is necessary to adopt the Merger Agreement. Accordingly, the failure to submit a proxy or vote in person will have the same effect as voting against the adoption of the Merger Agreement. Abstentions and broker non-votes also will have the same effect as a vote against the adoption of the Merger Agreement.

        CIFC Corp.'s board of directors urges its stockholders to promptly submit your proxy by completing, signing and dating the enclosed proxy card, over the Internet or via the toll-free telephone number, as described in this proxy statement/prospectus and the proxy card, or, if you hold your stock in "street-name" through a bank or a broker, by following the voting instructions of your bank or broker.

        We estimate that the directors and executive officers of CIFC Corp. collectively owned approximately 11.7% of the outstanding shares of common stock of CIFC Corp. as of the record date for the special meeting. CIFC Corp.'s directors and executive officers have indicated they will vote to adopt the Merger Agreement.

        DFR Holdings, which held approximately 74% of the outstanding shares of common stock of CIFC Corp. as of November 11, 2015, has indicated that it currently intends to vote its shares of common stock of CIFC Corp. in favor of adopting the Merger Agreement.

How to Vote Your Shares and Submit Your Proxies

        You may vote in person at the special meeting. There are three ways to submit your proxy:

  •
  By Internet—You can submit your proxy over the Internet at www.voteproxy.com by following the instructions on the proxy card;

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  By Telephone—You can submit your proxy by telephone by calling 1-800-PROXIES (1-800-776-9437) and following the instructions on the proxy card; or

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  By Mail—You can submit your proxy by completing, dating, signing and returning the proxy card.

        Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Standard Time) on December 15, 2015.

        Your proxy will be voted in accordance with your instructions, so long as, in the case of a proxy card returned by mail, such card has been executed and dated. If you execute and return your proxy card by mail but provide no specific instructions in the proxy card, your shares will be voted "FOR" the proposal to adopt the Merger Agreement and, in the discretion of the proxy holder, on any other matters that are properly brought before the meeting, or any adjournment or postponement thereof.

        At this time, the board of directors of CIFC Corp. is unaware of any matters, other than set forth above, that may be presented for action at the special meeting or any adjournment or postponement thereof. If other matters are properly presented, however, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

Revocation of Proxies

        You may revoke your proxy at any time before it is voted at the special meeting by:

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  delivering to our Secretary, a signed, written revocation letter dated later than the date of your proxy;

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  submitting a proxy to CIFC by telephone, Internet or mail that is dated later than the date of any proxy that you previously submitted; or

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  attending the meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting in order to revoke your proxy).

        If you are a stockholder in "street" or "nominee" name, you should consult with the bank, broker or other nominee regarding that entity's procedures for revoking your voting instructions.

Proxy Solicitation and Tabulation of Votes

        CIFC Corp. will pay all costs it incurs in connection with the solicitation of proxies from its stockholders on behalf of its board of directors. The directors, officers and employees of CIFC Corp. and its subsidiaries may solicit proxies from stockholders of CIFC Corp. in person or by telephone, facsimile or other electronic methods without compensation other than reimbursement by CIFC Corp. for their actual expenses. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of CIFC Corp.'s common stock held of record by such persons, and CIFC Corp. will reimburse such firms, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

Electronic Delivery

        This proxy statement/prospectus and our annual report are both available on our website at www.cifc.com. You can help us save significant printing and mailing expenses by consenting to access the proxy statement, proxy card and annual report for future meetings electronically over the Internet. If you hold your shares through a broker or other nominee, you should follow the instructions regarding electronic delivery, if any, provided by your broker or other nominee.

        If you authorize a proxy to cast your votes for the special meeting over the Internet, you will be given the opportunity to consent to future delivery of our documents over the Internet, unless you hold your shares through a broker that is unable to accommodate your request. If you are not given an opportunity to consent to delivery over the Internet when you authorize a proxy to cast your votes, you may contact the bank, broker or other holder of record through which you hold your shares and inquire about the availability of Internet delivery. You also can access our proxy statement and annual report on our website located at at www.cifc.com under the caption "Our Shareholders." If you choose to receive your proxy materials and annual report electronically, then prior to next year's annual meeting you will receive e-mail notification when the proxy materials and annual report are available for your online review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice by sending written notice of revocation to your bank, broker or other holder of record through which you hold your shares.

Notice Regarding Delivery of Stockholder Documents

        The SEC's rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the proxy statement, contact Broadridge Financial Solutions, Inc. by calling (800) 353-0103 or in writing at 51 Mercedes Way, Edgewood, New York 11717.

        In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting American Stock Transfer & Trust Company, LLC by calling (800) 937-5449 or in writing at 6201 15th Avenue, Brooklyn, New York 11219 or sending a written request to CIFC Corp., 250 Park Avenue, 4th Floor, New York, New York 10177, Attention: Investor Relations.

Adjournment; Other Matters

        A quorum of CIFC Corp. stockholders is necessary to hold a valid meeting. If there are insufficient shares present in person or represented by proxy at the special meeting to constitute a quorum, under the bylaws of CIFC Corp., the special meeting may be adjourned from time to time by the chairman of the meeting or a majority of the shares represented at the meeting.

        Do not send in your stock certificates with your proxy card. As described under the caption "Terms of the Merger—Exchange of Stock Certificates," after the merger is completed, each outstanding certificate (or evidence of shares in book-entry form) representing shares of common stock of CIFC Corp. will be deemed for all purposes to represent the same number of shares of CIFC LLC pursuant to the Merger Agreement. Holders of such outstanding certificates will not be asked to surrender them for cancellation in connection with the merger. New certificates representing common shares of CIFC LLC will be issued if (and only if) certificates representing shares of common stock of CIFC Corp. are thereafter presented for exchange or transfer.

REORGANIZATION TRANSACTION; ORGANIZATIONAL STRUCTURE

Reorganization Transaction

        Following the Reorganization Transaction, CIFC LLC will hold, through its wholly-owned subsidiaries, including CIFC Corp., the assets currently held by CIFC Corp. More specifically, as part of the Reorganization Transaction, we anticipate that:

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  CIFC Corp. will continue to hold each of our U.S. investment advisers;

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  CIFC Corp. will distribute ownership of one or more subsidiary entities that hold certain investment assets, including investments in CLOs and investment funds, to CIFC LLC or CIFC Holdings; and

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  CIFC International Holdings will be formed, which is anticipated to hold non-U.S. investment advisers and other non-U.S. fee-generating businesses that we may own or acquire in the future.

Treatment of Existing Indebtedness

        In addition, following the Reorganization Transaction, we anticipate that CIFC Corp. will remain the issuer and primary obligor of our Junior Subordinated Notes, the Senior Notes and any new indebtedness that may be incurred prior to the consummation of the Reorganization Transaction. Upon consummation of the Reorganization Transaction, we expect that CIFC LLC and certain other subsidiaries of CIFC LLC will provide full and unconditional guarantees of the obligations of CIFC Corp. under the Junior Subordinated Notes, the Senior Notes and any such new indebtedness.

Organizational Structure Following the Reorganization Transaction

        The simplified diagram below, which omits certain of our subsidiaries, including certain intermediate holding companies through which certain of the depicted subsidiaries are held, depicts our organizational structure immediately following the Reorganization Transaction.

BACKGROUND OF THE REORGANIZATION TRANSACTION AND THE MERGER

        From time to time, the senior management and the board of directors of CIFC Corp. reviews our business strategy, the current economic and business environment, key business and financial metrics and legal, tax and regulatory matters related to our organizational structure. These discussions have included a review of alternative structures that would allow us to execute our business strategy in a manner that would minimize entity level U.S. federal income taxation. During 2015, we conducted a review of alternative organizational structures and strategic transactions and consulted with certain professional advisors, including our attorneys from Simpson Thacher & Bartlett LLP, to assist us in our review of alternative transaction structures. In particular, we explored reorganizing the Company in a manner that minimizes U.S. federal income taxes on our investment income, thus enabling us to increase distributions to our shareholders. Factors considered included:

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  the optimal form of reorganization transaction, including transactions involving a publicly traded partnership, off-shore corporate entities, or registered investment companies;

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  corporate and shareholder tax implications of reorganization transactions;

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  market acceptance of alternative corporate structures; and

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  financial and tax reporting and other administrative requirements.

        At a meeting of the board of directors of CIFC Corp. on June 26, 2015, representatives of senior management, including Rahul Agarwal, Chief Financial Officer, reviewed with the board of directors various matters surrounding a potential change to an alternative organizational structure. The board of directors discussed and considered the potential strategic advantages and risks of a corporate reorganization. After discussions, the board of directors determined that a change of corporate structure could be an attractive alternative for CIFC Corp. to consider and therefore authorized management to proceed with its due diligence regarding the feasibility of a reorganization transaction.

        The board of directors formed a special committee to evaluate and consider a potential conversion into a publicly-traded partnership comprised of Messrs. Epstein, Musetti and Smith. The special committee held telephonic meetings on July 14, 2015, July 20, 2015 and July 21, 2015. Representatives of senior management also attended. Management presented, and the special committee considered, the relative advantages and disadvantages to the Company and its shareholders of a proposal to change the Company's top-level form of organization from a corporation to an entity that would be taxed as a partnership, as well as the relative merits of alternative plans to effect this reorganization. The special committee reviewed with senior management various considerations associated with the proposed reorganization and the alternative plans for effecting it, including U.S. federal income tax matters, as well as financial and other matters. At the conclusion of the meeting on July 21, 2015, the special committee resolved to recommend the proposed Reorganization Transaction to the board of directors of CIFC Corp.

        At a telephonic meeting of the board of directors of CIFC Corp. on July 27, 2015, representatives of senior management presented an update to the board of directors with regard to the due diligence of a reorganization transaction. There was a general discussion of the relative advantages and disadvantages of a corporate reorganization into a publicly traded partnership, including the potential tax savings and the legal, audit and tax reporting compliance costs. The anticipated timeline for completing a reorganization transaction and preparing the proxy statement/prospectus was also discussed. The board of directors also discussed the impact that a reorganization transaction would have on the cash distribution policy of the Company. There was a general discussion of various legal and structural issues relating to the proposed Reorganization Transaction. Following this presentation and further discussion, the board determined that the Reorganization Transaction is advisable and in the best interests of the Company and its stockholders and unanimously approved the Reorganization Transaction.

        At a meeting of the board of directors of CIFC Corp. on November 5, 2015, the board discussed the terms and provisions of the Merger Agreement, reviewed the related advantages and disadvantages of the Reorganization Transaction and determined that the merger and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of the Company, CIFC LLC and their respective stockholders and members. The board then adopted and approved the Merger Agreement and recommended that the stockholders of the Company approve and adopt the Merger Agreement.

OUR REASONS FOR THE REORGANIZATION TRANSACTION AND THE MERGER

        In reaching its determination to proceed with the Reorganization Transaction and recommend the adoption of the Merger Agreement, the board of directors of CIFC Corp. consulted with management, as well as legal counsel and other advisors, and considered various factors, including those discussed below. The board of directors also considered the terms of the proposed Reorganization Transaction and the related proxy statement/prospectus disclosures. The board of directors of CIFC Corp. did not consider it practical to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. Furthermore, individual directors may have given different weight to different considerations. CIFC Corp.'s board of directors considered these factors as a whole, and overall considered the relevant factors to be favorable to, and in support of its determinations and recommendations. Among the material factors considered by the board of directors of CIFC Corp. were the following:

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  that the proposed Reorganization Transaction will bring our structure in line with that of other industry leaders and our competitors;

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  that the Reorganization Transaction will result in our ability to increase distributions to shareholders and/or increase cash available for investment in our business;

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  that the Reorganization Transaction would facilitate the ability to own and acquire future non-U.S. businesses in a more tax-efficient structure;

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  that the publicly traded partnership structure is the preferred structure to maximize income from investments;

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  that the Reorganization Transaction is expected to result in certain tax benefits to tax exempt and non-U.S. shareholders; and

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  that the Reorganization Transaction would not defeat the ability of CIFC Corp. to continue to benefit from certain tax attributes, including net operating losses and depreciation and amortization deductions.

        The board of directors of CIFC Corp. also considered a number of disadvantages or risks relating to the Reorganization Transaction and the merger, including the following:

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  potential U.S. federal income tax consequences of the merger and the Reorganization Transaction to shareholders;

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  increased complexity of tax reporting for investors and the potential for stockholder turnover, particularly with respect to investors not able to invest in our new structure;

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  the administrative burden and financial cost of compliance with highly complicated partnership tax provisions and the annual production of IRS Schedules K-1; and

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  the other risks described in this proxy statement/prospectus under "Risk Factors."

The board of directors also considered the risk factor disclosures contained herein, and unanimously voted to approve the merger and the Reorganization Transaction after a full consideration of the risk factors.

 TERMS OF THE MERGER

        The following is a summary of material terms of the Merger Agreement. For a complete description of all of the terms of the merger, you should refer to the copy of the Merger Agreement that is attached to this proxy statement/prospectus as Annex A and incorporated herein by reference. This summary is not complete and is qualified in its entirety by reference to the Merger Agreement.

Structure and Completion of the Merger

        CIFC LLC is presently a wholly-owned subsidiary of CIFC Corp. CIFC Merger Corp. is a wholly-owned subsidiary of CIFC LLC. The Merger Agreement provides that CIFC Merger Corp. will merge with and into CIFC Corp., whereupon the separate corporate existence of CIFC Merger Corp. will cease and CIFC Corp. will be the surviving entity of the merger. Upon the effectiveness of the merger, each share of common stock of CIFC Corp. outstanding immediately prior to the merger will be converted into the right to receive one common share representing a limited liability company interest in CIFC LLC.

        The board of directors of CIFC Corp., the sole member of CIFC LLC, and the board of directors of CIFC Merger Corp. have approved the Merger Agreement. The merger will become effective upon the filing of a certificate of merger with the Secretary of State of Delaware, or later (but not to exceed 90 days from the date of filing of the certificate of merger) if so specified in the certificate of merger. We anticipate that the merger will be completed on December 31, 2015, following the adoption by our stockholders of the Merger Agreement at the special meeting and the satisfaction or waiver of the other conditions to the merger as described below under "—Conditions to Completion of the Merger." However, CIFC Corp. reserves the right to defer or abandon the merger at any time and for any reason, even if its stockholders vote to adopt the Merger Agreement and the other conditions to the completion of the merger are satisfied or waived. In addition, CIFC Corp. may elect to consummate the merger prior to December 31, 2015.

Exchange of Stock Certificates

        No Surrender of Shares Required.     Upon the effectiveness of the merger, each certificate (or evidence of shares in book-entry form) representing shares of common stock of CIFC Corp. will be deemed for all purposes to represent the same number of common shares of CIFC LLC into and for which such shares of common stock will be converted and exchanged in the merger, without any action on the part of stockholders.

        Stock Transfer Books.     At the completion of the merger, CIFC Corp. will close its stock transfer books, and no subsequent transfers of CIFC Corp.'s common stock will be recorded on its books.

Other Effects of the Merger

        We expect the following to occur in connection with the merger:

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  LLC Agreement of CIFC LLC.  Following completion of the merger, your rights as a holder of common shares of CIFC LLC will be governed by the LLC Agreement and the LLC Act. A copy of the form of the LLC Agreement of CIFC LLC is set forth in Annex B. See also "Description of Shares of CIFC LLC."

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  Directors and Officers.  The directors and officers of CIFC Corp. immediately before the merger will be the directors and officers, respectively, of CIFC LLC immediately after the merger.

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  Stock Incentive Plan.  CIFC LLC will assume the Stock Incentive Plan and all rights of participants to acquire shares of common stock of CIFC Corp. under the Stock Incentive Plan will be converted into rights to acquire common shares of CIFC LLC in accordance with the terms of the plan.

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  Listing of CIFC LLC Shares.  We expect that the new common shares of CIFC LLC will trade on the NASDAQ Stock Market under our current symbol "CIFC" following the completion of the merger.

Conditions to Completion of the Merger

        The respective obligations of CIFC Corp., CIFC LLC and CIFC Merger Corp. to complete the merger require the satisfaction or, where permitted, waiver, of the following conditions:

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  adoption of the Merger Agreement by the requisite vote of the stockholders of CIFC Corp. and CIFC Merger Corp.;

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  receipt by CIFC Corp. of an opinion of counsel, in form and substance satisfactory to CIFC Corp., to the effect that (i) the merger qualifies as a tax-deferred contribution of CIFC Corp.'s common stock to CIFC LLC under Section 721 of the Code, and (ii) CIFC LLC will be treated for U.S. federal income tax purposes as a partnership, and not as an association or publicly traded partnership taxable as a corporation;

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  approval for listing on the NASDAQ Stock Market of common shares of CIFC LLC, subject to official notice of issuance;

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  the effectiveness of the registration statement, of which this proxy statement/prospectus is a part, without the issuance of a stop order or initiation of any proceeding seeking a stop order by the SEC;

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  no order, injunction or decree issued by any court of competent jurisdiction or other legal restraint or prohibition preventing consummation of the merger or any of the transactions related thereto, is in effect; and

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  receipt of all governmental approvals and third party consents to the merger and other transactions described in this proxy statement/prospectus, except for consents as would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of CIFC LLC, CIFC Corp. and their subsidiaries taken as a whole.

        In addition, even if all of the foregoing conditions are satisfied, CIFC Corp. has the right to defer or abandon the merger at any time and for any reason, even if stockholders of CIFC Corp. vote to adopt the Merger Agreement and the other conditions to the consummation of the merger are satisfied or waived.

Termination of the Merger Agreement

        The Merger Agreement will provide that it may be terminated and the merger abandoned at any time prior to its completion, before or after adoption of the Merger Agreement by the stockholders of CIFC Corp., by the board of directors of CIFC Corp. in its sole discretion.

Appraisal Rights in Connection with the Merger

        Holders of shares of common stock of CIFC Corp. who do not vote in favor of the merger proposal and who properly demand appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL.

        The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL which is attached as Annex C. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262 of the DGCL.

        Under Section 262 of the DGCL, holders of shares of common stock of CIFC Corp. who do not vote in favor of the merger proposal and who otherwise follow the procedures set forth in Section 262 of the DGCL will be entitled to have their shares appraised by the Court of Chancery of the State of Delaware, which is referred to herein as the Delaware Court of Chancery, and to receive payment in cash of the "fair value" of the shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value.

        Under Section 262 of the DGCL, where a Merger Agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL. This proxy statement/prospectus shall constitute such notice, and the full text of Section 262 of the DGCL is attached to this proxy statement/prospectus as Annex C. Any holder of CIFC Corp.'s common stock who wishes to exercise appraisal rights, or who wishes to preserve such holder's right to do so, should review the following discussion and Annex C carefully because failure to timely and properly comply with the requirements of Section 262 of the DGCL will result in the loss of appraisal rights. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of common stock of CIFC Corp., CIFC Corp. believes that if a stockholder considers exercising such rights, such stockholder should seek the advice of legal counsel.

        Filing Written Demand.     Holders of CIFC Corp.'s common stock wishing to exercise appraisal rights must deliver to CIFC Corp., before the vote on the merger proposal at the special meeting at which the merger proposal will be submitted to the stockholders, a written demand for the appraisal of the stockholder's shares and must not vote in favor of the merger proposal. A holder of shares of common stock of CIFC Corp. wishing to exercise appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective date of the merger, since appraisal rights will be lost if the shares are transferred prior to the effective date of the merger. The holder must not vote in favor of the merger proposal. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the merger proposal, and it will constitute a waiver of the stockholder's right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the merger proposal or abstain from voting on the merger proposal. Neither voting against the merger proposal nor abstaining from voting or failing to vote on the merger proposal will in and of itself constitute a written demand for appraisal satisfying the requirements of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the merger proposal. The demand must reasonably inform CIFC Corp. of the identity of the holder as well as the intention of the holder to demand an appraisal of the "fair value" of the shares held by the holder. A stockholder's failure to make the written demand prior to the taking of the vote on the merger proposal at the special meeting will constitute a waiver of appraisal rights.

        Only a holder of record of shares of common stock of CIFC Corp. is entitled to demand an appraisal of the shares registered in that holder's name. A demand for appraisal in respect of shares of common stock of CIFC Corp. should be executed by or on behalf of the holder of record, fully and correctly, as the holder's name appears on the holder's stock certificates, should specify the holder's name and mailing address and the number of shares registered in the holder's name and must state that the person intends thereby to demand appraisal of the holder's shares in connection with the merger. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. If the shares are held in "street name" by a broker, bank or nominee, the broker, bank or nominee may exercise appraisal rights with respect to the shares held for one or more beneficial owners while not exercising the rights with respect to the shares held for other beneficial owners; in such case, however, the written demand should set forth the number of shares as to which appraisal is sought and where no number of shares is expressly mentioned the demand will be presumed to cover all shares of common stock of CIFC Corp. held in the name of the record owner. Stockholders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

        All written demands for appraisal pursuant to Section 262 of the DGCL should be sent or delivered to CIFC Corp. at 250 Park Avenue, 4th Floor, New York, NY 10177. Attention: Julian Weldon, General Counsel, Chief Compliance Officer and Secretary.

        At any time within 60 days after the effective date of the merger, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the Merger Agreement by delivering to CIFC Corp., as the surviving corporation in the merger, a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective date of the merger will require written approval of CIFC Corp., as the surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the merger consideration offered pursuant to the Merger Agreement within 60 days after the effective date of the merger. If CIFC Corp., as the surviving corporation, does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder's right to appraisal in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the consideration being offered pursuant to the Merger Agreement.

        Notice by CIFC Corp., as the Surviving Corporation.     Within ten days after the effective date of the merger, CIFC Corp., as the surviving corporation, must notify each holder of CIFC Corp.'s common stock who has made a written demand for appraisal pursuant to Section 262 of the DGCL and who has not voted in favor of the merger proposal that the merger has become effective.

        Filing a Petition for Appraisal.     Within 120 days after the effective date of the merger, but not thereafter, CIFC Corp., as the surviving corporation, or any former holder of CIFC Corp.'s common stock who has complied with Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all dissenting holders. CIFC Corp., as the surviving corporation, is under no obligation to, and has no present intention to, file such a petition, and holders should not assume that CIFC Corp., as the surviving corporation, will file a petition. Accordingly, it is the obligation of the holders of CIFC Corp.'s common stock to initiate all necessary action to perfect their appraisal rights in respect of shares of common stock of CIFC Corp. within the time prescribed in Section 262 of the DGCL. Within 120 days after the effective date of the merger, any holder of CIFC Corp.'s common stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from CIFC Corp., as the surviving corporation, a statement setting forth the aggregate number of shares not voted in favor of the merger proposal and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within ten days after a written request for the statement has been received by CIFC Corp., the surviving corporation, or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later. Notwithstanding the foregoing, a person who is the beneficial owner of shares of common stock of CIFC Corp. held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition for appraisal or request from CIFC Corp., the surviving corporation, the statement described in this paragraph.

        If a petition for an appraisal is timely filed by a holder of shares of common stock of CIFC Corp. and a copy thereof is served upon CIFC Corp., as the surviving corporation, CIFC Corp., as the surviving corporation, will then be obligated within 20 days to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the stockholders who demanded appraisal of their shares to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceeding; and if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to the stockholder.

        Determination of Fair Value.     After the Delaware Court of Chancery determines the holders of shares of common stock of CIFC Corp. entitled to appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery shall determine the "fair value" of the shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment.

        In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court" should be considered, and that "fair price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger." In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value," but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered."

        Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares and that an investment banking opinion as to fairness from a financial point of view is not necessarily an opinion as to fair value under Section 262 of the DGCL. Although CIFC Corp. believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the merger consideration. Neither CIFC LLC nor CIFC Corp. anticipate offering more than the applicable merger consideration to any of CIFC Corp.'s stockholders exercising appraisal rights, and reserve the right to assert, in any appraisal proceeding, that for purposes of Section 262 of the DGCL, the "fair value" of a share of CIFC Corp.'s common stock is less than the merger consideration. The Delaware courts have stated that the methods which are generally considered acceptable in the financial community and otherwise admissible in court may be considered in the appraisal proceedings. In addition, the Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting stockholder's exclusive remedy.

        If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The costs of the action (which do not include attorneys' fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by a stockholder in connection with an appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, to be charged pro rata against the value of all the shares entitled to be appraised.

        If any stockholder who demands appraisal of shares of common stock of CIFC Corp. under Section 262 of the DGCL fails to perfect, successfully withdraws or loses such holder's right to appraisal, the stockholder's shares of common stock of CIFC Corp. will be deemed to have been converted at the effective date of the merger into the right to receive the merger consideration pursuant to the Merger Agreement. A stockholder will fail to perfect, or effectively lose, the holder's right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the merger. In addition, as indicated above, at any time within 60 days after the effective date of the merger, a stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal in accordance with Section 262 of the DGCL and accept the merger consideration offered pursuant to the Merger Agreement.

        Failure to comply strictly with the requirements of Section 262 of the DGCL will result in the loss of a stockholder's statutory appraisal rights. Consequently, any stockholder wishing to exercise appraisal rights is urged to consult legal counsel before attempting to exercise those rights.

Regulatory Approvals

        We are not aware of any federal, state or local regulatory requirements that must be complied with or approvals that must be obtained prior to consummation of the merger pursuant to the Merger Agreement, other than compliance with applicable federal and state securities laws, the filing of a certificate of merger as required under the DGCL and various state governmental authorizations.

Accounting Treatment of Reorganization Transaction

        Under generally accepted accounting principles, we expect that the Reorganization Transaction will be accounted for on an historical cost basis whereby the consolidated assets and liabilities of CIFC LLC will be recorded at the historical cost of CIFC Corp. as reflected on CIFC Corp.'s consolidated financial statements.

 DIRECTORS AND EXECUTIVE OFFICERS

        CIFC LLC will be managed by a board of directors with the same directors, and have the same officers and management personnel, as that of CIFC Corp. prior to the merger. Further, CIFC LLC intends to form the same board committees with identical members and governing charters as those of CIFC Corp. prior to the merger.

        Information regarding members of our board of directors and executive officers, executive compensation and certain relationships and related transactions is contained in the portions of CIFC Corp.'s Definitive Proxy Statement on Schedule 14A, filed on June 1, 2015 incorporated by reference into Part III of CIFC Corp.'s Annual Report on Form 10-K for the year ended December 31, 2014, as well as CIFC Corp.'s Current Report on Form 8-K filed on June 26, 2015, which are incorporated herein by reference.

        In connection with the Reorganization Transaction, CIFC LLC will assume all of CIFC Corp.'s rights and obligations under the Third Amended and Restated Stockholders Agreement by and between CIFC Corp. and DFR Holdings. See "Shareholders Agreement with DFR Holdings" for additional information.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of November 11, 2015, information regarding the beneficial ownership of shares of the common stock of CIFC Corp., which is the only class of voting stock that CIFC Corp. has outstanding, by (1) each person known to us to beneficially own more than 5% of the CIFC Corp.'s common stock, (2) each of our directors and named executive officers and (3) all of our directors and executive officers as a group.

        Unless otherwise indicated, the address for each person listed below is: c/o CIFC Corp., 250 Park Avenue, 4th Floor, New York, NY 10177.

Name	Number of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Class
DFR Holdings, LLC, Bounty Investments, LLC, Santa Maria Overseas Ltd., Mayflower Trust, and TZ Columbus Services Limited, c/o Renova U.S. Management 900 Third Avenue, 19th Floor, New York, New York 10022 (for DFR Holdings LLC and Bounty Investments LLC), 2nd Terrace West, Centreville, Nassau, Bahamas (for Santa Maria Oversees Ltd.), Morgan & Morgan Building, Pasea Estate, Road Town, Tortola, BVI (for Mayflower Trust and TZ Columbus Services Limited)(2)	20,809,249	76.18%
Joseph A. Jolson, 600 Montgomery Street, Suite 1700, San Francisco, CA 94111	1,404,160	5.55%
Paolo Amato	—	*
Ehud Barak	6,144	*
Jason Epstein(2)	—	*
Peter Gleysteen(3)	1,217,813	4.59%
Andrew Intrater(2)	—	*
Robert B. Machinist	74,381	*
Marco Musetti	6,144	*
Daniel K. Schrupp	6,643	*
Jeffrey S. Serota	4,931	*
Stephen F. Smith	3,532	*
Rahul Agarwal	82,500	*
Robert C. Milton, III(4)	12,846	*
Stephen J. Vaccaro	726,422	2.80%
Oliver Wriedt	1,133,329	4.34%
All directors and executive officers as a group (15 persons)	3,288,018	11.73%

*
Indicates less than 1% of class.

(1)
For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock that such person has the right to acquire within 60 days of the date of determination.

(2)
Pursuant to the Assignment and Contribution Agreement, dated April 13, 2011, Bounty Investments, LLC ("Bounty"), assigned and contributed its shares of common stock and the Convertible Notes of the Company, and all rights and obligations thereto, to DFR Holdings. Bounty owns 99% of the equity interests of DFR Holdings. DFR Management Holdings, LLC ("DFR Management") has 1% of the percentage interest in DFR Holdings. Mr. Intrater is the manager of DFR Holdings and the managing member of DFR Management and owns 30% of the percentage interest in DFR Management. Mr. Epstein individually owns 30% of the percentage interest in DFR Management. As of November 11, 2015, DFR Holdings was the direct beneficial owner of (i) 18,809,249 shares of the Company's common stock and (ii) warrants to purchase 2,000,000 shares of the Company's common stock at $6.375 per share. Each of Messrs. Epstein and Intrater contributed their 6,144 restricted stock units to DFR Holdings, LLC upon their vesting on June 26, 2015.

(3)
Includes 10,000 shares of the Company's common stock held in a custodial account for the benefit of family members of which Mr. Gleysteen is the custodian.

(4)
Mr. Milton resigned from CIFC Corp. effective August 7, 2015. As of such date, Julian Weldon is our General Counsel, Chief Compliance Officer and Secretary.

 DESCRIPTION OF SHARES OF CIFC LLC

General

        The following is a summary of material terms of the shares representing limited liability company interests in CIFC LLC. We will enter into the amended and restated LLC agreement of CIFC LLC, which we refer to as the "LLC Agreement", in connection with the merger. The LLC Agreement provides for the issuance of the shares, as well as the rights of the holders of the shares, including with respect to participation in distributions and voting rights. The following description is subject to the provisions of the Delaware Limited Liability Company Act (the "LLC Act"). Certain provisions of the LLC Agreement are intended to be consistent with the DGCL, and the powers of CIFC LLC, the governance processes and the rights of holders of the shares are generally intended to be similar in many respects to those of a Delaware corporation under the DGCL, with certain exceptions. The statements that follow are subject to and are qualified in their entirety by reference to all of the provisions of the LLC Agreement, the form of which is attached as Annex B and will govern your rights as a holder of the shares.

Authorized Shares

        CIFC LLC will be authorized to issue up to 500,000,000 common shares and 100,000,000 preferred shares in one or more series. These are the same amounts and classes of authorized shares that CIFC Corp. had before the merger.

Distributions

        Holders of outstanding CIFC LLC common shares will be entitled to participate ratably based on the number of common shares owned in such distributions as the CIFC LLC board of directors may from time to time determine, subject to the rights of the holders of any preferred shares.

Voting

        Holders of common shares are entitled to one vote per share as provided in the LLC Agreement. The LLC Agreement provides that the holders of common shares are entitled, at the annual meeting of holders of shares of CIFC LLC, to vote for the election of all of the directors of CIFC LLC. Because the LLC Agreement does not provide for cumulative voting rights, the holders of a plurality of the voting power of the then outstanding shares represented at a meeting of the holders of the shares will be able to elect all the directors of CIFC LLC standing for election.

Anti-Takeover Provisions

        Certain provisions of the LLC Agreement that are substantially the same as provisions in the certificate of incorporation and bylaws of CIFC Corp. before the merger may make it difficult for third parties to acquire control of CIFC LLC by various means. These provisions could deprive the holders of common shares of CIFC LLC of opportunities to realize a premium on the shares owned by them. In addition, these provisions may adversely affect the prevailing market price of the shares. These provisions are intended to:

  •
  enhance the likelihood of continuity and stability in the composition of CIFC LLC's board of directors and in the policies formulated by the board of directors;

  •
  discourage certain types of transactions which may involve an actual or threatened change in control of CIFC LLC;

  •
  discourage certain tactics that may be used in proxy fights;

  •
  encourage persons seeking to acquire control of CIFC LLC to consult first with CIFC LLC's board of directors to negotiate the terms of any proposed business combination or offer; and

  •
  reduce the vulnerability of CIFC LLC to an unsolicited proposal for a takeover that does not contemplate the acquisition of all of the outstanding shares or that is otherwise unfair to holders of shares of CIFC LLC.

  Blank Check Preferred Shares

        Consistent with the powers of the board of directors of CIFC Corp. under the certificate of incorporation of CIFC Corp., the LLC Agreement provides that our board of directors may authorize the issuance of preferred shares in one or more series pursuant to a resolution or resolutions duly adopted by the board of directors of CIFC LLC. The board of directors of CIFC LLC is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of preferred shares, including without limitation authority to fix by resolution or resolutions the distribution rights, distribution rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. The board of directors of CIFC LLC is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the LLC Agreement or the resolution of the board of directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. We have not yet issued, nor do we have any present intention to issue, any preferred shares. We could, however, issue a series of preferred shares that could either impede or facilitate the completion of a merger, tender offer or other takeover attempt. Although our board of directors is required to make any determination to issue shares based on its judgment and in accordance with applicable law, our board of directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of our shareholders might believe to be in their best interests or in which shareholders might receive a premium for their shares over the then market price of their shares. In addition, the rights, powers and privileges of such preferred shares could dilute your voting power. Our board of directors does not intend to seek shareholder approval prior to any issuance of any preferred shares, unless otherwise required by law or stock exchange rules.

  Shareholder Action by Written Consent; Special Meetings

        Consistent with the provisions of the certificate of incorporation of CIFC Corp., the LLC Agreement prohibits action by shareholders by written consent in lieu of a meeting. Consistent with the bylaws of CIFC Corp., the LLC Agreement provides that special meetings of shareholders may be called by the chairman of the board of directors, the Chief Executive Officer, a President, or by the Secretary upon a resolution of the board of directors, or at the request in writing of one or more shareholders holding shares in the aggregate entitled to not less than a majority of the votes at that meeting.

  Advance Notice Requirements for Shareholder Proposals and Director Nominees

        Consistent with the requirements of bylaws of CIFC Corp., the LLC Agreement provides for an advance notice procedure with regard to business proposed to be submitted by a shareholder at any annual meeting of our shareholders, including the nomination of candidates for election as directors.

For any matter to be "properly brought" before a meeting, a shareholder will have to comply with advance notice requirements and provide us with certain information.

Listing

        We will apply to have the common shares of CIFC LLC listed on the NASDAQ Stock Market under the symbol "CIFC" in the same manner that CIFC Corp.'s common stock is currently listed under the symbol "CIFC."

Transfer Agent and Registrar

        The transfer agent and registrar for the shares will be American Stock Transfer & Trust Company.

 COMPARISON OF RIGHTS OF STOCKHOLDERS OF CIFC CORP. AND
SHAREHOLDERS OF CIFC LLC

        The following section of the proxy statement/prospectus describes some of the differences between the current rights of holders of CIFC Corp.'s common stock and the rights of holders of common shares of CIFC LLC after the Reorganization Transaction and also summarizes certain provisions of Delaware law, the certificate of incorporation of CIFC Corp. which we refer to as the CIFC Corp. Charter, the bylaws of CIFC Corp., which we refer to as the CIFC Corp. Bylaws, and the amended and restated limited liability company agreement of CIFC LLC, which we refer to as the "LLC Agreement." This summary may not contain all the information that is important to you. We encourage you to read carefully the CIFC Corp. Charter and CIFC Corp. Bylaws and the LLC Agreement. For information on how to obtain the CIFC Corp. Charter and CIFC Corp. Bylaws, see "Where You Can Find More Information." Summaries of LLC Agreement provisions are qualified in their entirety by reference to the full text of the agreement, the form of which is attached as Annex B to this proxy statement/prospectus.

General

        If the Reorganization Transaction is completed, each share of common stock of CIFC Corp. you hold immediately prior to the merger will be exchanged for and converted into the right to receive one common share representing a limited liability company interest in CIFC LLC. As a holder of CIFC Corp.'s common stock, your rights are governed by the DGCL, the CIFC Corp. Charter and the CIFC Corp. Bylaws. If the Reorganization Transaction is completed, your rights will be governed by the LLC Act and the LLC Agreement.

        In general, the LLC Agreement was drafted to include substantially similar terms, conditions and procedures as are contained in the CIFC Corp. Charter and the CIFC Corp. Bylaws and to provide holders of shares of CIFC LLC with rights substantially similar to the rights provided to them by the DGCL, the CIFC Corp. Charter and the CIFC Corp. Bylaws. However, due to certain differences between the LLC Act and the DGCL, certain corporate stockholder rights cannot be replicated in their entirety in the LLC Agreement. The summary below includes a comparison of certain of the material terms, conditions and procedures governing CIFC Corp. stock and common shares of CIFC LLC and, where applicable, identifies certain differences between the rights of the holders of common shares of CIFC LLC and the rights of the holders of CIFC Corp.'s common stock.

        The following summary does not purport to be a complete statement of the provisions affecting, and differences between, the rights of holders of CIFC Corp.'s common stock and those of holders of common shares of CIFC LLC. The identification of specific provisions or differences is not meant to indicate that other equally or more significant differences do not exist. This summary is qualified in its entirety by reference to the LLC Act and the DGCL and by the CIFC Corp. Charter, the CIFC Corp. Bylaws and the LLC Agreement, to which stockholders are referred.

        The LLC Agreement will contain provisions that could have the effect of delaying, deferring or preventing a transaction or a change in control of CIFC LLC by various means that could deprive the holders of shares of CIFC LLC of opportunities to realize a premium on the shares owned by them. In addition, these provisions may adversely affect the prevailing market price of the shares. See "Description of Shares of CIFC LLC—Anti-Takeover Provisions."

Authorized Capital Stock/Shares

        CIFC Corp.    The CIFC Corp. Charter authorizes issuance of up to 600,000,000 shares of stock, consisting of 500,000,000 shares of Common Stock, $0.001 par value per share, and 100,000,000 shares of Preferred Stock, $0.001 par value per share. The CIFC Corp. Charter provides that the board of directors of CIFC Corp. may authorize the issuance of preferred shares in one or more series and is authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of preferred stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

        CIFC LLC.    Each share of CIFC LLC represents a limited liability company interest in CIFC LLC. The provisions of the LLC Agreement with respect to the authorized classes and series of CIFC LLC shares will be substantially similar to the authorized classes and series of CIFC Corp. stock prior to the merger. Because each holder of CIFC Corp.'s common stock will have the right to receive in the merger on a one-for-one basis common shares of CIFC LLC of a corresponding class and series, the same number of each class and series of shares of CIFC LLC will be outstanding immediately following the consummation of the merger as are outstanding immediately prior to the merger (other than as a result of any exercise of appraisal rights by CIFC Corp.'s stockholders).

        Because the LLC Act does not contemplate that limited liability company interests will have a par value, the concept of par value does not apply to the shares of CIFC LLC. As a result, related concepts under the DGCL including statutory capital, which must be at least the aggregate par value of issued shares of stock of a corporation, do not apply to CIFC LLC.

Voting

        CIFC Corp.    Each outstanding share of CIFC Corp.'s common stock is entitled to one vote on all matters submitted to a vote of CIFC Corp.'s stockholders. Each holder of outstanding shares of CIFC Corp.'s common stock is entitled to one vote per share.

        CIFC LLC.    The provisions of the LLC Agreement with respect to the voting rights of CIFC LLC's shareholders are substantially similar to the voting rights of CIFC Corp.'s stockholders. See the section titled "Description of Shares of CIFC LLC—Voting."

        In connection with the Reorganization Transaction, CIFC LLC will assume all of CIFC Corp.'s rights and obligations under the Third Amended and Restated Stockholders Agreement by and between CIFC Corp. and DFR Holdings. See "Shareholders Agreement with DFR Holdings" for additional information.

Fiduciary Duties

        CIFC Corp.    The directors and officers of CIFC Corp. owe fiduciary duties to CIFC Corp. and to all of its stockholders. Under Delaware law, the legal obligations of corporate fiduciaries fall into two broad categories: a duty of care and a duty of loyalty. Further, as permitted by Delaware law, the CIFC Corp. Charter limits directors' and officers' liability for breaches of fiduciary duties in certain respects.

        CIFC LLC.    The provisions of the LLC Agreement with respect to the fiduciary duties of the directors and officers of CIFC LLC, and their liability for breaches of such duties, are substantially similar to the fiduciary duties of directors and officers of CIFC Corp.

Board of Directors

        CIFC Corp.    Pursuant to the DGCL and the CIFC Corp. Bylaws, the business and affairs of CIFC Corp. are managed by and under the direction of its board of directors. The CIFC Corp. Bylaws provide that CIFC Corp.'s board of directors will consist of not less than three and not more than thirteen directors. The board of directors of CIFC Corp. currently consists of ten directors with no vacancies.

        CIFC LLC.     The LLC Agreement provides that the business and affairs of CIFC LLC shall be managed by its board of directors in a substantially similar manner as the business and affairs of CIFC Corp. are currently managed by and under the direction of its board of directors. The authority and function of the board of directors of CIFC LLC will be substantially similar to the authority and function of the board of directors of CIFC Corp. Further, the LLC Agreement provides that the number and terms of service of CIFC LLC directors are to be substantially similar to CIFC Corp. The LLC Agreement sets the size of the board of directors initially at ten directors, with a maximum of thirteen. Except as otherwise provided by the Shareholders Agreement, the number of directors may be changed only by the board of directors.

Amendment of Organizational Documents and the LLC Agreement

        CIFC Corp. Charter.     Pursuant to Section 242 of the DGCL, generally, the CIFC Corp. Charter may be amended only if (i) the board of directors, by resolution, declares the advisability of the proposed amendment and (ii) the holders of a majority of outstanding stock entitled to vote on the proposed amendment approve such amendment.

        CIFC Corp. Bylaws.     The CIFC Corp. Bylaws may be amended either (i) by the board of directors or (ii) by the vote of the holders of not less than a majority of the stock entitled to vote on the proposed amendment.

        CIFC LLC.     The provisions of the LLC Agreement, which were drafted to include substantially similar provisions as the CIFC Corp. Charter and to incorporate certain provisions of the DGCL commonly included in a certificate of incorporation of a Delaware corporation (the "Charter Provisions"), may only be amended in a substantially similar manner as the CIFC Corp. Charter could be amended.

        The provisions of the LLC Agreement, which were also drafted to include substantially similar provisions as the CIFC Corp. Bylaws and to incorporate certain provisions of the DGCL which are commonly included in the bylaws of a Delaware corporation (the "Bylaw Provisions"), may only be amended in a substantially similar manner as the CIFC Corp. Bylaws could be amended.

        The holders of CIFC Corp.'s common stock have additional rights under the DGCL by virtue of the fact that CIFC Corp. is organized as a Delaware corporation under the DGCL. Currently, these additional rights may not be amended or altered by the CIFC Corp. Charter, the CIFC Corp. Bylaws or any other action by CIFC Corp., its board of directors or its stockholders. In order to provide holders of shares of CIFC LLC with rights substantially similar to the rights provided to them by the DGCL, certain provisions of the LLC Agreement were drafted to incorporate the additional rights that stockholders of CIFC Corp. have pursuant to the DGCL (the "DGCL-Implementing Provisions"). The DGCL-Implementing Provisions in the LLC Agreement may be amended, but only if (i) the board of directors, by resolution, declares the advisability of the proposed amendment and (ii) a majority of the shareholders entitled to vote on the proposed amendment approve such amendment; provided, however, that notwithstanding the foregoing, if the board of directors of CIFC LLC determines that Delaware corporations have implemented a DGCL provision in a manner not permitted by the corresponding DGCL-Implementing Provision in the LLC Agreement (whether as a result of the development in jurisprudence or otherwise) (a "New Implementation"), such corresponding DGCL-Implementing Provision may be amended to adopt such New Implementation in the same manner as a Bylaw Provision may be amended.

        The remaining provisions of the LLC Agreement that are not expressly designated as Charter Provisions, Bylaw Provisions or DGCL-Implementing Provisions and that include provisions that are commonly included in LLC Agreements, may be amended if (i) the board of directors, by resolution, declares the advisability of the proposed amendment and (ii) the holders of a majority of outstanding shares entitled to vote on the proposed amendment approve such amendment.

        Neither the board of directors of CIFC Corp. nor any committee thereof, pursuant to the DGCL, could amend the provisions of the CIFC Corp. Charter except to change the registered office or registered agent of CIFC Corp. and to change the name of the corporation. The LLC Agreement provides that the CIFC LLC board of directors and any committee thereof (to the extent such committee shall be empowered to exercise all of the authority of the board of directors in accordance with the LLC Agreement) may amend the LLC Agreement without the approval of the CIFC LLC shareholders or any other person, under the following circumstances:

  •
  to change the name of CIFC LLC or its registered agent or registered office;

  •
  to impose restrictions on the transfer of shares, under certain circumstances, to avoid a significant risk of CIFC LLC becoming taxable as a corporation or otherwise becoming taxable as an entity for U.S. federal income tax purposes;

  •
  to reflect the proposal or promulgation of United States Treasury Regulations under Section 704(b) or Section 704(c) of the Code or otherwise to preserve or achieve uniformity of the shares (or any portion or class or series thereof);

  •
  to reflect any amendment to Section 145 of the DGCL or the amendment or addition of any other provisions of the DGCL relating to indemnification and advancement of expenses, under certain circumstances;

  •
  to reflect any change determined by the CIFC LLC board of directors to be necessary and appropriate in the event that a provision of the DGCL or the LLC Act is enacted, amended or revoked;

  •
  pursuant to any writing approved by the CIFC LLC board of directors setting forth the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of a series of preferred shares;

  •
  if any term or provision of the LLC Agreement is determined, in a final and nonappealable order, to be illegal or invalid for any reason, to adopt any amendment to the LLC Agreement that the CIFC LLC board of directors determines is necessary or appropriate so as to give effect to the order and, as closely as possible in a manner acceptable to the CIFC LLC board of directors, effect the intent that the LLC Agreement govern CIFC LLC in a manner that is substantially similar to the governance of CIFC Corp. in effect immediately prior to the effective time of the merger;

  •
  to qualify or continue the qualification of CIFC LLC as a limited liability company under the laws of any state or to ensure that CIFC LLC and any of its subsidiaries will not be treated as an association taxable as a corporation or otherwise taxed as an entity for U.S. federal income tax purposes;

  •
  to address changes in U.S. federal income tax regulations, legislation or interpretation;

  •
  to the extent it does not adversely affect the CIFC LLC shareholders considered as a whole or the CIFC LLC shareholders holding any particular class or series of shares as compared to CIFC LLC shareholders holding any other classes or series of shares in any material respect, to (i) satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any U.S. federal or state or non-U.S. agency or judicial authority or contained in any U.S. federal or state or non-U.S. statute (including the LLC Act), (ii) facilitate the trading of shares (including the division of any class or series of outstanding shares into different classes or series to facilitate uniformity of tax consequences within such classes or series of shares) or comply with any rule, regulation, guideline or requirement of any exchange registered with the SEC under Section 6(a) of the Exchange Act on which the shares are or will be listed, or (iii) effect the intent expressed in this proxy/prospectus or the intent of the provisions of the LLC Agreement;

  •
  to effect a change in the fiscal year or taxable year of CIFC LLC and any other changes that the CIFC LLC board of directors determines to be necessary or appropriate as a result of a change in the fiscal year or taxable year of CIFC LLC;

  •
  to effect the conversion of CIFC LLC from a Delaware limited liability company to a Delaware limited partnership and other changes that the CIFC LLC board of directors determines to be necessary or appropriate in connection therewith; and

  •
  to correct any provision of the LLC Agreement that, as a result of a typographical error or other inaccuracy, does not implement the parties' intent that the LLC Agreement govern the Company in a manner substantially similar to the way CIFC Corp. was governed immediately prior to the merger.

Dividends/Distributions

        CIFC Corp.     Subject to the requirements of applicable law, the board of directors of CIFC Corp. may declare and pay dividends upon shares of its stock and the corporation may purchase its own shares of stock or redeem any shares of its stock that are redeemable. To the extent a dividend is paid or stock is purchased or redeemed in a manner that violates applicable law, the directors are liable to the corporation for the funds wrongfully distributed by them, and, if a director is so liable, such director is subrogated to the rights of the corporation against stockholders who received such dividend or payment with knowledge that it was unlawful.

        CIFC LLC.     The requirements for CIFC LLC to declare and pay a distribution or to purchase or redeem any of its shares under the LLC Act and the LLC Agreement are substantially similar to the requirements for CIFC Corp. To the extent a distribution to a CIFC LLC shareholder is made that violates applicable law, the shareholder may be obligated to repay any funds wrongfully distributed to it if the shareholder had actual knowledge that the distribution was unlawful.

Merger/Conversion

        CIFC Corp.     Under the DGCL, in order for CIFC Corp. to merge with another entity or convert into another form of organization, the board of directors of CIFC Corp. must adopt a resolution declaring the action advisable and the requisite votes of CIFC Corp.'s stockholders must be obtained.

        CIFC LLC.     The LLC Agreement provides that CIFC LLC may merge with another entity or convert into another form of organization in a substantially similar manner as CIFC Corp., except that, (1) the CIFC LLC board of directors may, in its discretion, effect the conversion of CIFC LLC from a Delaware limited liability company to a Delaware limited partnership without CIFC LLC shareholder approval; and (2) if the CIFC LLC board of directors determines that it is no longer in the interests of CIFC LLC to continue as a partnership for U.S. federal income tax purposes, the CIFC LLC board of directors may elect to treat CIFC LLC as an association or as a publicly traded partnership taxable as a corporation for U.S. federal (and applicable state) income tax purposes and may, at its option, effect such change in tax treatment by authorizing a merger or conversion or other transaction under applicable law without CIFC LLC shareholder approval.

Dissolution

        CIFC Corp.     Under Section 275 of the DGCL, a Delaware corporation may be dissolved if (i) a majority of the entire board of directors adopts a resolution declaring the dissolution advisable, (ii) the dissolution is approved by the holders of a majority of the outstanding stock entitled to vote on the dissolution, and (iii) a certificate of dissolution is filed with the Secretary of State of the State of

Delaware. Alternatively, a Delaware corporation may be dissolved without action of the board of directors if all of the stockholders entitled to vote on the dissolution consent in writing and a certificate of dissolution is filed with the Secretary of State of the State of Delaware.

        Following the dissolution, the corporation shall be continued for limited purposes during a three-year winding up period. Upon dissolution, following the payment of the corporation's creditors and obligations and the provision for future claims, the remaining assets are distributed to the stockholders of the corporation.

        A corporation may revoke a voluntary dissolution prior to the expiration of the three-year winding up period if (i) a majority of the board of directors adopts a resolution recommending that the dissolution be revoked, (ii) the revocation is approved by the holders of a majority of the stock which was outstanding at the time of the dissolution and was entitled to vote on the dissolution, and (iii) a certificate of revocation of dissolution is filed with the Secretary of State of the State of Delaware.

        CIFC LLC.     The LLC Agreement provides that CIFC LLC may be dissolved in a substantially similar manner as CIFC Corp. may be dissolved under Section 275 of the DGCL (other than filing a certificate of dissolution, which is not a certificate to be filed by a limited liability company under the LLC Act). In addition, the LLC Agreement provides that CIFC LLC may also be dissolved if (i) at any time there are no shareholders unless CIFC LLC is continued without dissolution as permitted by the LLC Act, or (ii) upon the entry of a decree of judicial dissolution of CIFC LLC under Section 18-802 of the LLC Act.

        Following its dissolution, CIFC LLC will continue to exist for purposes of winding up the affairs of CIFC LLC and, upon completion of the winding up, a certificate of cancellation is filed with the Secretary of State of the State of Delaware. Upon dissolution, the CIFC LLC board of directors will select a liquidating trustee to exercise the powers of the board of directors necessary or appropriate to complete the winding up of CIFC LLC and the liquidating trustee shall use its best efforts to complete the winding up within three years from the date of dissolution, but it is possible that winding up the affairs of CIFC LLC may take longer than three years. Following satisfaction of CIFC LLC's creditors and obligations and liabilities, the remaining assets of CIFC LLC will be distributed to its shareholders in accordance with the terms of the LLC Agreement.

        Pursuant to Section 18-806 of the LLC Act, a limited liability company shall not be dissolved and its affairs not wound up if, prior to the filing of the certificate of cancellation with the Secretary of State of the State of Delaware, the dissolution of the limited liability company is revoked and the limited liability company is continued pursuant to the affirmative vote of all remaining shareholders of the limited liability company.

Distributions upon Dissolution

        CIFC Corp.     Pursuant to the CIFC Corp. Charter, in the event of a dissolution of CIFC Corp., after payments to claimants and preferred stockholders, if any, the holders of CIFC Corp.'s common stock shall share ratably on a share-for-share basis in all distributions of assets of CIFC Corp.

        CIFC LLC.     The provisions of the LLC Agreement with respect to distributions upon dissolution of CIFC LLC are substantially similar to such provisions in the CIFC Corp. Charter.

Derivative Actions

        CIFC Corp.     Under the DGCL, a creditor of a corporation does not have standing to bring a derivative action against the corporation unless the corporation is insolvent.

        CIFC LLC.     Under the LLC Act, a creditor of a limited liability company does not have standing to bring a derivative action against a limited liability company even if it is insolvent.

Deadlocks

        CIFC Corp.     Under Section 226 of the DGCL, the Court of Chancery of the State of Delaware, upon application of any stockholder of the corporation, may appoint a custodian or receiver of the corporation in certain circumstances, including certain deadlocks among the stockholders or directors or if the corporation has abandoned its business and failed within a reasonable amount of time to take steps to dissolve, liquidate or distribute its assets.

        CIFC LLC.     Neither the LLC Act nor the LLC Agreement includes a provision similar to Section 226 of the DGCL addressing deadlocks or the abandonment of the company's business. Section 18-802 of the LLC Act, however, provides that the Court of Chancery of the State of Delaware, upon application of any member or manager of the limited liability company, may decree dissolution of the limited liability company whenever it is not reasonably practicable to carry on the business in conformity with the LLC Agreement.

Attachment of Shares

        CIFC Corp.     Under Section 342 of the DGCL, a stockholder's creditors may attach its shares of the corporation, and such attached shares, upon order of the court from which the attachment process was issued, may be sold at public sale to the extent sufficient to satisfy the creditor's debt.

        CIFC LLC.     Under Section 18-703 of the LLC Act, on application by a judgment creditor of a shareholder, a court having jurisdiction may charge the shares of the limited liability company held by the shareholder to satisfy the judgment. To the extent so charged, the judgment creditor only has the right to receive any distribution on the shares to which the shareholder would have otherwise been entitled and the judgment creditor may not attach, sell or otherwise exercise any management rights related to the charged shares.

Limited Power of Attorney

        CIFC LLC.     In order to provide CIFC LLC's board of directors and management with the power to take certain actions that they are currently able to do in the corporate context with respect to CIFC Corp., the LLC Agreement provides that each CIFC LLC shareholder, in its capacity as a shareholder of CIFC LLC, irrevocably appoints each director, officer and liquidating agent, if one has been appointed, of CIFC LLC as its attorney-in-fact with full power of attorney only under the circumstances listed below.

  To execute and record in the appropriate public offices:

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  all certificates, documents and other instruments necessary or appropriate to form, qualify or continue the existence or qualification of CIFC LLC as a limited liability company in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property;

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  all certificates, documents and other instruments necessary or appropriate to reflect any amendment, change, modification or restatement of the LLC Agreement adopted in accordance with its terms;

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  all certificates, documents and other instruments necessary or appropriate to reflect the dissolution, winding up and termination of CIFC LLC pursuant to the terms of the LLC Agreement;

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  all certificates, documents and other instruments relating to the admission, resignation, removal or substitution of any CIFC LLC shareholder pursuant to the LLC Agreement;

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  all certificates, documents and other instruments relating to the determination of the powers, designations, preferences and relative and participating, optional or other rights, if any, or the qualifications, limitations or restrictions thereof, of any class or series of shares representing a limited liability company interest in CIFC LLC issued pursuant to the LLC Agreement;

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  all certificates, documents and other instruments relating to a merger, consolidation or conversion of CIFC LLC adopted in accordance with the LLC Agreement; and

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  execute and record all ballots, consents, approvals, waivers, certificates, documents and other instruments necessary or appropriate to (A) make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the CIFC LLC shareholders under the LLC Agreement or that is consistent with the terms of the LLC Agreement or (B) effectuate the terms or intent of the LLC Agreement.

Taxation

        For a discussion of the differences in taxation between CIFC Corp. and CIFC LLC, see the section titled "Material U.S. Federal Income Tax Considerations."

 LIMITATION OF LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

        The LLC Agreement provides that CIFC LLC shall indemnify and hold harmless, to the fullest extent permitted by the DGCL (as if CIFC LLC were a Delaware corporation and the applicable indemnitee were a director or officer of a Delaware corporation) its directors and officers and any person who, while a director or officer of CIFC LLC, is or was serving at the request of CIFC LLC as a director, officer, manager, partner, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise against all liability suffered (including, without limitation, any judgments, fines, excise taxes or penalties and amounts paid in settlement) and expenses (including attorneys' fees and disbursements), actually and reasonably incurred by such person in connection with any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, hearing or other proceeding, whether civil, criminal, legislative, administrative or investigative in nature, including a proceeding by any self-regulatory body, in which such person may be involved or with which such person may be threatened, by reason of the fact that he or she is or was, at any time during which the indemnification provisions of the LLC Agreement are in effect or any time prior thereto (whether or not such person continues to serve in such capacity at the time any indemnification pursuant thereto is sought or at the time any proceeding relating thereto is pending), a director or officer of CIFC LLC, or while serving as a director or officer is or was serving, or is alleged to have been serving, at the request of CIFC LLC as a director, officer, manager, partner, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise; provided, however, that except as to actions against CIFC LLC to enforce indemnification rights, CIFC LLC will indemnify any director or officer seeking indemnification in a proceeding initiated by such person only if the proceeding was authorized by the board of directors.

        The foregoing statement is a summary of provisions set forth in the LLC Agreement, which is attached as Annex B.

SHAREHOLDERS AGREEMENT WITH DFR HOLDINGS

        In connection with the Reorganization Transaction, CIFC LLC will assume all of CIFC Corp.'s rights and obligations under the Third Amended and Restated Stockholders Agreement by and between CIFC Corp. and DFR Holdings (the "Shareholders Agreement). Pursuant to the Shareholders Agreement, the board of directors of CIFC LLC will nominate, or cause to be nominated, and recommend for election, and DFR Holdings will take all necessary action to ensure that at each annual or special meeting of shareholders at which an election of directors is held or pursuant to any written consent of the shareholders for the election of directors, the following persons will be elected to the board of directors:

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  six directors designated by DFR Holdings;

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  CIFC LLC's then serving Chief Executive Officer;

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  three individuals who qualify as independent directors pursuant to the Shareholders Agreement and applicable NASDAQ Listing Rules recommended by the Nominating Committee; and

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  one director designated by the Nominating Committee of the board of directors of CIFC LLC.

        DFR Holdings has currently waived the provision that requires the size of the board of directors to be set at eleven under the Third Amended and Restated Stockholders Agreement by and between CIFC Corp. and DFR Holdings.

        DFR Holdings holds over 50% of the outstanding common stock of CIFC Corp., and, following the Reorganization Transaction, will hold over 50% of the outstanding common shares of CIFC LLC, thereby allowing CIFC LLC to elect to become a "controlled company" as defined by Rule 5615(c) of the NASDAQ Listing Rules. As a result, CIFC LLC will be exempt from substantially all corporate governance and independence requirements other than those related to the Audit Committee of the board of directors. Pursuant to the Shareholders Agreement, CIFC LLC must elect to be a "controlled company" for so long as DFR Holdings holds over 50% of the outstanding shares of CIFC LLC. DFR Holdings will take all action necessary for CIFC LLC to be treated as a "controlled company" (other than not transferring shares) and make all necessary filings and disclosures associated with such status. As such, CIFC LLC will not be required to have a majority of independent directors.

 MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Introduction

        The following description of the material U.S. federal income tax consequences of the merger and the Reorganization Transaction and the ownership and disposition of shares of CIFC LLC is based on the Internal Revenue Code of 1986, as amended, or the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as currently available and in effect on the date hereof and which are subject to change or differing interpretations, possibly with retroactive effect. This discussion, to the extent it states matters of U.S. federal tax law or legal conclusions and subject to the qualifications herein, represents the opinion of Simpson Thacher. Such opinion is based in part on facts described herein and on various other factual assumptions, representations and determinations. Any alteration or incorrectness of such facts, assumptions, representations or determinations could adversely affect such opinion. However, opinions of counsel are not binding upon the IRS or any court, and the IRS may challenge the conclusions herein and a court may sustain such a challenge. This description assumes that shares of CIFC Corp.'s common stock are held as capital assets for U.S. federal income tax purposes, and that common shares of CIFC LLC will be held as capital assets for U.S. federal income tax purposes following the merger and the Reorganization Transaction. This description is not intended to be a complete description of all of the U.S. federal income tax consequences of the merger, the Reorganization Transaction and the ownership and disposition of the shares of CIFC LLC. In addition, except as specifically set forth below, this description does not discuss any state, local or foreign income tax, estate tax or other tax consequences. This discussion does not address all of the aspects of U.S. federal income taxation that may be relevant to a particular holder of CIFC Corp. common stock or shares of CIFC LLC in light of its personal circumstances, or to holders of CIFC Corp. common stock or shares of CIFC LLC that are subject to special treatment under U.S. federal income tax laws, including but not limited to:

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  dealers in securities or foreign currencies;

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  banks or other financial institutions;

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  insurance companies;

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  tax-exempt organizations (except to the extent discussed in "U.S. Federal Income Tax Consequences of the Ownership and Disposition of Shares of CIFC LLC—Unrelated Business Taxable Income");

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  non-U.S. holders (except to the extent discussed in "U.S. Federal Income Tax Consequences of the Ownership and Disposition of Shares of CIFC LLC—Non U.S. Holders" and "U.S. Federal Income Tax Consequences of the Merger and the Reorganization Transaction—U.S. Federal Income Tax Consequences of Other Aspects of the Reorganization Transaction");

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  persons who are subject to the alternative minimum tax (except to the extent discussed in "U.S. Federal Income Tax Consequences of the Ownership and Disposition of Shares of CIFC LLC—Alternative Minimum Tax");

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  traders in securities who elect to apply a mark-to-market method of accounting;

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  persons that hold their CIFC Corp. common stock (or will hold shares of CIFC LLC) as part of a hedge, straddle, or constructive sale;

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  persons whose functional currency is not the U.S. dollar;

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  real estate investment trusts;

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  certain U.S. expatriates;

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  estates and trusts;

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  S corporations;

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  mutual funds (except to the extent discussed in "U.S. Federal Income Tax Consequences of the Ownership and Disposition of Shares of CIFC LLC—Mutual Fund Holders");

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  persons who are, or who hold their CIFC Corp. common stock (or will hold shares of CIFC LLC) through, partnerships or other pass-through entities; or

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  holders of options granted by CIFC Corp. (or by CIFC LLC) or persons who acquired CIFC Corp. common stock (or shares of CIFC LLC) as compensation.

        The tax treatment of partners in a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) that holds CIFC Corp. common stock (or will hold shares of CIFC LLC) generally depends on both the status of the partner (rather than the partnership) and the activities of the partnership and is not specifically addressed herein. Partners in partnerships that hold CIFC Corp. common stock or will hold shares of CIFC LLC and such partnerships should consult their tax advisors.

        As used below, a "U.S. holder" is a beneficial holder of shares of CIFC LLC, or CIFC Corp. common stock, as applicable, and who is, for U.S. federal income tax purposes:

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  an individual citizen or resident of the United States;

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  a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

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  an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

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  a trust, which either (i) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

        The term "non-U.S. holder" means a beneficial owner of shares of CIFC LLC or CIFC Corp. common stock, as applicable, that is not a U.S. holder or a partnership (or other entity treated as a partnership for U.S. federal income tax purposes). The term "holders" includes both a U.S. holder and a non-U.S. holder.

        The U.S. federal income tax laws are complex, and your circumstances may affect your tax consequences. Consequently, you are urged to consult your own tax advisors as to the specific tax consequences to you of the merger and the Reorganization Transaction and the ownership and disposition of shares of CIFC LLC, including the applicability and effect of U.S. federal, state and local or foreign income and other tax laws to your particular circumstances.

U.S. Federal Income Tax Consequences of the Merger and the Reorganization Transaction

  General

        The following is a description of the material anticipated U.S. federal income tax consequences of the merger and the Reorganization Transaction. Although the merger is, for state law purposes, a merger of CIFC Merger Corp. with and into CIFC Corp., the merger will be treated for U.S. federal income tax purposes as a contribution by you of your CIFC Corp. common stock to CIFC LLC in exchange for shares of CIFC LLC. Except as described below with respect to the distribution of assets by CIFC Corp., you are not expected to recognize any taxable gain or loss on the exchange of common stock of CIFC Corp. for shares of CIFC LLC for U.S. federal income tax purposes. Simpson Thacher has acted as our tax counsel in connection with the merger and Reorganization Transaction and is of the opinion that, on the basis of certain facts, representations and assumptions, the merger will qualify as a tax-deferred contribution of CIFC Corp. common stock to CIFC LLC under Section 721 of the Code. The obligations of CIFC Corp. and CIFC Merger Corp. to complete the merger are conditioned on the receipt by CIFC Corp. of an opinion from Simpson Thacher that on the basis of the facts, representations and assumptions set forth or referred to in such opinion, the merger will qualify as a tax-deferred contribution of CIFC Corp. common stock to CIFC LLC within the meaning of Section 721 of the Code. In rendering that opinion, Simpson Thacher will rely upon certain representations from us, including those contained in customary tax representation letters. The income tax consequences summarized below are based on the assumption that the merger will qualify as a tax-deferred contribution of CIFC Corp. common stock to CIFC LLC.

        Notwithstanding the tax-deferred treatment of the merger, the distribution of certain assets by CIFC Corp. to CIFC LLC as part of the Reorganization Transaction will be treated as a taxable distribution equal to the fair market value of the assets distributed. See "—U.S. Federal Income Tax Consequences of Other Aspects of the Reorganization Transaction" below for a discussion of certain tax consequences relevant to you in light of the taxable distribution.

        No ruling has been or will be requested from the IRS with respect to the U.S. federal income tax consequences of the merger or the Reorganization Transaction. Moreover, the opinions of Simpson Thacher described in this discussion are not binding on the IRS, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

U.S. Federal Income Tax Consequences of the Merger to CIFC Corp. and Holders of CIFC Corp. Common Stock

        As a result of the treatment of the merger as a tax-deferred contribution of CIFC Corp. common stock to CIFC LLC under Section 721 of the Code, you will not recognize any taxable gain or loss with respect to the exchange of CIFC Corp. common stock for shares of CIFC LLC in the merger. Your initial aggregate U.S. federal income tax basis and holding period in the shares of CIFC LLC you receive will reflect your tax basis and holding period in the shares of CIFC Corp. common stock surrendered in exchange therefor. No taxable gain or loss will be recognized by CIFC Corp. as a result of the merger.

U.S. Federal Income Tax Consequences of the Merger if the Merger Does Not Qualify as a Tax-Deferred Contribution of CIFC Financial Common Stock to CIFC LLC

        It is a condition to consummation of the merger that CIFC Corp. receives an opinion of counsel that the merger will qualify as a tax-deferred contribution of CIFC Corp. common stock to CIFC LLC under the provisions of Section 721 of the Code, but this opinion will not be binding upon the IRS or the courts. If the merger fails to qualify as a tax-deferred contribution of CIFC Corp. common stock to CIFC LLC, then, for U.S. federal income tax purposes, you would recognize gain or loss, as applicable, equal to the difference between (i) the aggregate fair market value of the shares of CIFC LLC you receive in the merger, and (ii) your adjusted U.S. federal income tax basis in your shares of CIFC Corp. common stock exchanged therefor. If the merger fails to qualify as a tax-deferred contribution of CIFC Corp. common stock to CIFC LLC under Section 721 of the Code, neither CIFC Corp. nor CIFC LLC should recognize taxable gain or loss as a result of the merger.

U.S. Federal Income Tax Consequences of Other Aspects of the Reorganization Transaction

        In connection with the Reorganization Transaction, certain assets will be distributed by CIFC Corp. to CIFC LLC as described under "Reorganization Transaction; Organizational Structure." CIFC Corp.

will recognize taxable gain, but not loss, on the distribution to the extent the fair market value of any asset distributed exceeds its adjusted tax basis in such asset.

        For U.S. federal income tax purposes the distribution will be treated as a taxable distribution equal to the fair market value of the assets distributed, and will be taxable as a dividend to CIFC LLC to the extent paid out of CIFC Corp.'s current or accumulated earnings and profits. As a holder of CIFC LLC shares, you will be allocated any such dividend income pro rata in accordance with your interest in CIFC LLC. If you are a U.S. holder, such dividend income will generally be includable in your gross income as ordinary income, and will generally be subject to reduced rates of taxation if you are a non-corporate U.S. holder. If you are a non-U.S. holder, you will generally be subject to U.S. federal withholding tax at a rate of 30% (or such lower rate provided by an applicable tax treaty) on the amount of any dividend income allocated to you. See "—U.S. Federal Income Tax Consequences of the Ownership and Disposition of Shares of CIFC LLC—Qualified Dividends and Certain Capital Gains" and "—U.S. Federal Income Tax Consequences of the Ownership and Disposition of Shares of CIFC LLC—Non-U.S. Holders" below.

        If the distribution amount exceeds CIFC Corp.'s current or accumulated earnings and profits, it is possible that CIFC LLC will have taxable gain allocable to you as a holder of CIFC LLC shares. The amount and allocation of such taxable gain will be determined separately for each holder by treating that holder's pro rata portion of the excess distribution as (a) a nontaxable return of capital, up to that holder's tax basis in the CIFC Corp. stock surrendered for CIFC LLC shares, and then (b) taxable capital gain allocable to that holder up to the amount of any remainder (so the gain will be allocated to the you as a holder of CIFC LLC shares to reflect your relative tax basis in the CIFC Corp. stock surrendered, rather than pro rata). You may not receive a cash distribution from CIFC LLC to cover your tax liability associated with the Reorganization Transaction.

        CIFC LLC intends to request information from you regarding your tax basis in the CIFC Corp. stock surrendered for CIFC LLC shares. You will need to provide this information in order for CIFC LLC to calculate any taxable capital gain allocable to you as a result of the distribution. CIFC LLC will assume a zero carryover basis if you do not provide this information, which may result in higher taxable gain allocated to you than if you had otherwise provided this information.

        The distribution will not give rise to UBTI if you are a tax-exempt holder and your interest in CIFC LLC is not subject to "acquisition indebtedness." However, tax-exempt holders may realize UBTI in the future as a result of holding shares of CIFC LLC, as discussed below under "—U.S. Federal Income Tax Consequences of the Ownership and Disposition of Shares of CIFC LLC—Tax-Exempt Holders."

        You are urged to consult your tax advisor regarding the specific tax consequences to you of the merger and the Reorganization Transaction.

U.S. Federal Income Tax Consequences of the Ownership and Disposition of Shares of CIFC LLC

        The following discussion addresses the U.S. federal income tax consequences to you if the Reorganization Transaction is consummated and you hold shares of CIFC LLC.

Classification of CIFC LLC

        As a condition to consummation of the merger, CIFC Corp. will receive an opinion of Simpson Thacher to the effect that CIFC LLC will be treated for U.S. federal income tax purposes as a partnership, and not as an association or a publicly traded partnership taxable as a corporation. The opinion of Simpson Thacher will be based on various assumptions and representations relating to CIFC LLC's organization, operation, assets, activities and income (including our ability to satisfy the qualifying income exception), including that all factual representations and statements set forth in all relevant documents, records and instruments are true and correct, all actions described in this proxy statement/prospectus are completed in a timely fashion and that CIFC LLC, at all times, has operated and will continue to operate in accordance with the method of operation described in its organizational documents and this proxy statement/prospectus, and is conditioned upon factual representations and covenants regarding CIFC LLC's organization, assets, income, and present and future conduct of its activities and operations, and assumes that such representations and covenants are accurate and complete. This opinion will be based solely on current law and will not take into account any proposed or potential changes in law, which may be enacted with retroactive effect.

        No assurance can be given that the IRS would not successfully assert a position contrary to any of the tax aspects set forth below. Moreover, no advance rulings have been sought from the IRS regarding any matter discussed in this proxy statement/prospectus. Accordingly, you are urged to consult your tax advisors with regard to the U.S. federal income tax consequences to you of owning and disposing of the shares of CIFC LLC, as well as the effects of state, local and non-U.S. tax laws, including potential state tax filing requirements.

        While CIFC LLC believes that it has been organized and intends to operate so that it will qualify to be treated for U.S. federal income tax purposes as a partnership, and not as an association or a publicly traded partnership taxable as a corporation, given the highly complex nature of the rules governing partnerships, the ongoing importance of factual determinations, and the possibility of future changes in CIFC LLC's circumstances, no assurance can be given by Simpson Thacher or CIFC LLC that it will so qualify for any particular year. Simpson Thacher will have no obligation to advise CIFC LLC or you of any subsequent change in the matters stated, represented or assumed, or of any subsequent change in the applicable law. CIFC LLC's taxation as a partnership will depend on its ability to meet, on a continuing basis, through actual operating results, the "qualifying income exception" (as described below), the compliance with which will not be reviewed by Simpson Thacher on an ongoing basis. Accordingly, no assurance can be given that the actual results of CIFC LLC's operations for any taxable year will satisfy the qualifying income exception. You should be aware that opinions of counsel are not binding on the IRS, and no assurance can be given that the IRS will not challenge the conclusions set forth in such opinions.

        If, for any reason (including CIFC LLC's failure to meet the qualifying income exception), CIFC LLC were treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, CIFC LLC would be subject to U.S. federal income tax on its taxable income at regular corporate income tax rates, without deduction for any distributions to you, thereby materially reducing the amount of any cash available for distribution to you. Distributions made to you would be treated as either taxable dividend income, which may be eligible for reduced rates of taxation, to the extent of our current or accumulated earnings and profits, or in the absence of earnings and profits, as a nontaxable return of capital, to the extent of your tax basis in the shares, or as taxable capital gain, after your basis is reduced to zero. In addition, in the case of non-U.S. holders, income that we receive with respect to investments may be subject to a higher rate of U.S. withholding tax. Accordingly, treatment as a corporation could materially reduce your after-tax return and thus could result in a substantial reduction of the value of the shares.

        Under Section 7704 of the Code, unless certain exceptions apply, a publicly traded partnership is generally treated and taxed as a corporation, and not as a partnership, for U.S. federal income tax purposes. A partnership is a publicly traded partnership if (i) interests in the partnership are traded on an established securities market or (ii) interests in the partnership are readily tradable on a secondary market or the substantial equivalent thereof. We believe that, after the Reorganization Transaction, CIFC LLC will be treated as a publicly traded partnership.

        If 90% or more of the income of a publicly traded partnership during each taxable year consists of "qualifying income" and the partnership would not be included in the definition of regulated investment company, or RIC, in Section 851(a) of the Code if it were a domestic corporation, then the partnership will be treated as a partnership, and not as an association or publicly traded partnership taxable as a corporation, for U.S. federal income tax purposes, or the "qualifying income exception."

Qualifying income generally includes rents, dividends, interest, and capital gains from the sale or other disposition of stocks, bonds and real property. Qualifying income also includes other income derived from the business of investing in, among other things, stocks and securities. Interest is not qualifying income if it is derived in the conduct of a trade or business or is based, directly or indirectly, on the income or profit of any person.

        We believe CIFC LLC will satisfy the qualifying income exception. There can be no assurance, however, that the IRS will not challenge CIFC LLC's compliance with the qualifying income requirements and, therefore, assert that it is taxable as a corporation for U.S. federal income tax purposes. In such event, the amount of cash available for distribution to you would likely be reduced materially. The income tax consequences summarized below are based on the assumption that CIFC LLC will satisfy the qualifying income exception and will be taxed as a partnership or U.S. federal income tax purposes.

        If at the end of any taxable year we fail to meet the qualifying income exception, we may still qualify as a partnership if we are entitled to relief under the Code for an inadvertent termination of partnership status. This relief will be available if (i) the failure is cured within a reasonable time after discovery, (ii) the failure is determined by the IRS to be inadvertent, and (iii) we agree to make such adjustments (including adjustments with respect to our partners) or to pay such amounts as are required by the IRS. It is not possible to state whether we would be entitled to this relief in any or all circumstances. It also is not clear under the Code whether this relief is available for our first taxable year as a publicly traded partnership. If this relief provision is inapplicable to a particular set of circumstances involving us, we will not qualify as a partnership for federal income tax purposes. Even if this relief provision applies and we retain our partnership status, we or the holders of shares (during the failure period) will be required to pay such amounts as are determined by the IRS.

        An organization that is classified as a partnership for federal income tax purposes is generally not subject to U.S. federal income tax itself. Recently enacted legislation that is scheduled to become effective for taxable years beginning after December 31, 2017, however, may impose liability for adjustments to a partnership's tax returns on the partnership itself in certain circumstances absent an election to the contrary. See "—Tax Audits."

Taxation of Holders of Shares on CIFC LLC's Profits and Losses

        In computing your U.S. federal income tax liability for a taxable year, you will be required to take into account your allocable share of items of CIFC LLC's income, gain, loss, deduction and credit for the taxable year of CIFC LLC ending within or with your taxable year, regardless of whether you have received any distributions. It is possible that your U.S. federal income tax liability with respect to your allocable share of the earnings of CIFC LLC in a particular taxable year could exceed the cash distributions to you. See "—Non-Cash Income from CIFC LLC's Investments." The characterization of an item of CIFC LLC's income, gain, loss, deduction or credit generally will be determined at the CIFC LLC level (rather than at the shareholder level).

Allocation of Profits and Losses

        For each fiscal year of CIFC LLC, items of income, gain, loss, deduction or credit recognized by CIFC LLC will be allocated, for U.S. federal income tax purposes, among the holders of shares in accordance with the LLC Agreement, provided such allocations either have "substantial economic effect" or are determined to be in accordance with such holder's interest in CIFC LLC. Such items that are attributable to the difference between the tax basis and fair market value of assets contributed to CIFC LLC will be allocated in a manner that reflects such difference, as discussed above under "—U.S. Federal Income Tax Consequences of the Merger and the Reorganization Transaction—U.S. Federal Income Tax Consequences of Other Aspects of the Reorganization Transaction." If the allocations provided by the LLC Agreement were successfully challenged by the IRS, the redetermination of the allocations to a particular holder for U.S. federal income tax purposes could be less favorable than the allocations set forth in the LLC Agreement.

        In general, taxable income and losses of CIFC LLC will be determined and apportioned among transferors and transferees using conventions we regard as consistent with applicable law. As a result, if a holder transfers its shares, such holder may be allocated income, gain, loss and deduction realized by CIFC LLC after the date of transfer. Similarly, a transferee may be allocated income, gain, loss and deduction realized by CIFC LLC prior to the date of the transferee's acquisition of CIFC LLC shares.

        Although Section 706 of the Code generally provides guidelines for allocations of items of partnership income and deductions between transferors and transferees of partnership interests, it is not clear that CIFC LLC's allocation method complies with its requirements. If CIFC LLC's convention were not permitted, the IRS might contend that CIFC LLC's taxable income or losses must be reallocated among the investors. If such a contention were sustained, a holder's respective tax liabilities would be adjusted to its possible detriment. The board of directors is authorized to revise CIFC LLC's method of allocation between transferors and transferees (as well as among investors whose interests otherwise vary during a taxable period).

Tax Accounting Positions

        Because we cannot match transferors and transferees of our shares, we will adopt depreciation, amortization and other tax accounting positions that may not conform with all aspects of existing Treasury regulations. A successful IRS challenge to those positions could adversely affect the amount of tax benefits available to our holders. It could also affect the timing of these tax benefits or the amount of gain on the sale of our shares and could have a negative impact on the value of our shares or result in audits of and adjustments to our holders' tax returns.

Adjusted U.S. Federal Income Tax Basis of Shares

        Your initial U.S. federal income tax basis in the shares received in the merger generally will be equal to your aggregate adjusted U.S. federal tax basis in your shares of CIFC Corp. common stock that are exchanged in the merger and generally will be increased by your allocable share of items of income and gain of CIFC LLC (including income or gain arising from the distribution of certain assets by CIFC Corp. to CIFC LLC in connection with the Reorganization Transaction). Although you may have different U.S. federal income tax bases in your CIFC Corp. stock because you acquired stock at different prices, you will have a single U.S. federal income tax basis in your shares. Your adjusted U.S. federal income tax basis in the shares generally will be increased by items of your allocable share of the taxable income and gain of CIFC LLC and will be decreased by your allocable share of items of loss and deduction of CIFC LLC, the amount of cash distributed to you and CIFC LLC's adjusted U.S. federal income tax basis in property (other than cash) distributed to you by CIFC LLC. Moreover, your adjusted U.S. federal income tax basis will include your allocable share of CIFC LLC's liabilities, if any, and a reduction of your allocable share of such liabilities will be treated as a cash distribution to you.

        For U.S. federal income tax purposes, you generally will be allowed to deduct your allocable share of losses (if any) of CIFC LLC only to the extent of your adjusted U.S. federal income tax basis in your shares at the end of the taxable year in which the losses occur. To the extent your allocable share of CIFC LLC's losses is not allowed because you had insufficient adjusted U.S. federal income tax basis in your shares, you would be able to carry over such disallowed losses to subsequent taxable years and such losses would be allowed if and to the extent of your adjusted U.S. federal income tax basis in your shares in subsequent taxable years. See "—Limitation on Deductibility of Certain CIFC LLC's Losses" below.

Treatment of Distributions

        For U.S. federal income tax purposes, distributions by CIFC LLC generally will not be taxable to you to the extent of your adjusted U.S. federal income tax basis in your shares. Instead, such distributions will reduce, but not below zero, your adjusted U.S. federal income tax basis in your shares immediately before the distribution. If such distributions exceed your adjusted U.S. federal income tax basis in your shares, the excess will be taxable to you as gain from a sale or exchange of shares (as described in "—Disposition of Interest" below). It is possible that partial redemptions made during the taxable year could result in taxable gain to a holder where no gain would otherwise have resulted if the same partial redemption were made at the end of the taxable year. A reduction in a holder's allocable share of the liabilities of CIFC LLC, and certain distributions of marketable securities by CIFC LLC, will be treated as cash distributions for U.S. federal income tax purposes.

Sale or Other Taxable Disposition of the Shares

        For U.S. federal income tax purposes, a sale or other taxable disposition of all or a part of your shares (including in redemption for cash of all of your shares) generally will result in the recognition of gain or loss in an amount equal to the difference, if any, between the amount realized on the disposition (including your share of the indebtedness, if any, of CIFC LLC) and your adjusted U.S. federal income tax basis in your shares (as described in "—Adjusted U.S. Federal Income Tax Basis of Shares" above). Your adjusted U.S. federal income tax basis will generally be adjusted for this purpose by your allocable share of CIFC LLC's taxable income or loss for the year in which such sale or other disposition occurs. Any gain or loss recognized with respect to such sale or other disposition generally will be treated as capital gain or loss and will be long-term capital gain or loss if your holding period for your shares of CIFC LLC exceeds one year. However, a portion of your amount realized, whether or not representing gain, will be treated as ordinary income under the Code to the extent attributable to your allocable share of certain "inventory" items and "unrealized receivables" of CIFC LLC as prescribed in Section 751 of the Code. This would include unremitted earnings and profits of any CFC held by CIFC LLC although in the case of a holder who is an individual, the amount treated as ordinary income may be limited pursuant to Section 1248 of the Code. Holders are urged to consult their tax advisors regarding special holding period rules that may be applicable to them and the treatment of any gain or loss as long-term or short-term capital gain or loss.

        If you dispose of shares at a time when CIFC LLC holds stock in a PFIC that is not a qualified electing fund, or QEF, you would be treated as disposing of an interest in such PFIC to the extent of your pro rata share of such PFIC stock held by CIFC LLC. See "—Taxation of Non-U.S. CLO Issuers—PFICs" for a discussion of the tax treatment applicable to a disposition of stock of a PFIC that is not a QEF.

Limitation on Deductibility of Capital Losses

        If you are an individual, any capital losses generated by CIFC LLC (or upon a disposition of shares) generally will be deductible for U.S. federal income tax purposes only to the extent of your capital gains for the taxable year plus up to $3,000 of ordinary income ($1,500 in the case of a married individual filing a separate return). Excess capital losses may be carried forward by individuals indefinitely. If you are a corporation, any capital losses generated by CIFC LLC (or upon a disposition of shares) generally will be deductible for U.S. federal income tax purposes to the extent of your capital gains for the taxable year. Corporations may carry capital losses back three years and forward five years. You should consult your tax advisors regarding the deductibility of capital losses.

Limitation on Deductibility of Certain CIFC LLC's Losses

        Your deduction of your share of CIFC LLC's losses will be limited to your tax basis in your shares and, if you are an individual or corporate holder that is subject to the "at risk" rules, to the amount for which you are considered to be "at risk" with respect to CIFC LLC's activities, if that is less than your tax basis. The amount for which a holder is "at risk" with respect to its interest generally is equal to its adjusted U.S. federal income tax basis for such interest, less any amounts borrowed (i) in connection with its acquisition of such interest for which it is not personally liable and for which it has pledged no property other than its interest; (ii) other than amounts borrowed from persons who have a proprietary interest in CIFC LLC and from certain persons related to such persons; and (iii) for which the holder is protected against loss through nonrecourse financing, guarantees or similar arrangements. To the extent that a holder's allocable share of CIFC LLC's losses is not allowed because the holder has an insufficient amount at risk in CIFC LLC, such disallowed losses may be carried over by the holder to subsequent taxable years and will be allowed if and to the extent of the holder's at risk amount in subsequent years.

        It is not expected that CIFC LLC will generate any material amount of income or losses from "passive activities" for purposes of Section 469 of the Code. Accordingly, you generally will not be able to offset income allocated by CIFC LLC to you by your passive activity losses from other activities, and you generally will not be able to use losses allocated to you by CIFC LLC to offset your passive activity income. In addition, other provisions of the Code may limit or disallow any deduction for losses by you or deductions associated with certain assets of CIFC LLC in certain cases. You should consult your tax advisors regarding the possible application of the limitations on the deductibility of losses under applicable sections of the Code.

Mutual Fund Holders

        U.S. mutual funds that are treated as RICs for U.S. federal income tax purposes are required, among other things, to meet an annual 90% gross income test and quarterly 50% and 25% asset value tests under Section 851(b) of the Code to maintain their favorable U.S. federal income tax treatment. The treatment of an investment by a RIC in the shares for purposes of these tests will depend on whether CIFC LLC will be treated as a "qualified publicly traded partnership." If CIFC LLC is so treated, then the shares themselves are the relevant asset for purposes of the 50% and 25% asset value tests and the net income from the shares is the relevant gross income for purposes of the 90% gross income test. In addition, the aggregate amount that a RIC can invest in the securities of one or more "qualified publicly traded partnerships" is limited to 25% of the RIC's total assets. If, however, CIFC LLC is not treated as a "qualified publicly traded partnership," then the relevant assets are the RIC's allocable share of the underlying assets held by CIFC LLC and the relevant gross income is the RIC's allocable share of the underlying gross income earned by CIFC LLC. However, the 25% limitation on a RIC's ability to invest in the securities of "qualified publicly traded partnerships" would not apply. CIFC LLC will qualify as a "qualified publicly traded partnership" if it derives less than 90% of its income from sources that are qualifying income for purposes of the RIC 90% gross income test. We anticipate that CIFC LLC will not be treated as a "qualified publicly traded partnership." However, because such qualification will depend on the nature of our future investments, no complete assurance can be provided as to whether we will be treated as a "qualified publicly traded partnership" in any particular year. RICs should consult their own tax advisors regarding an investment in the shares.

Investment Interest Limitation

        For U.S. federal income tax purposes, individuals and other noncorporate holders of shares will be allowed to deduct their allocable share of CIFC LLC's "investment interest" (within the meaning of Section 163(d) of the Code and the Treasury Regulations promulgated thereunder) only to the extent of each such holder's net investment income for the taxable year. A holder's net investment income generally is the excess, if any, of the holder's investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment, as well as "qualified dividend income" that is taxable as long-term capital gains, unless the holder elects to pay tax on such gain or income at ordinary income rates.

        To the extent that your allocable share of CIFC LLC's investment interest is not allowed as a deduction because you have insufficient net investment income, you may carry over such disallowed investment interest to subsequent taxable years and such disallowed investment interest will be allowed if and to the extent of your net investment income in subsequent years. If you borrow to finance the purchase of the shares, you should consult your tax advisors regarding the allocation of such interest among the assets of CIFC LLC. Since the amount of a holder's allocable share of CIFC LLC's investment interest that is subject to this limitation will depend on the holder's aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which CIFC LLC's investment interest will be disallowed under this rule will depend on your particular circumstances each year.

Limitation on Deduction of Certain Other Expenses

        For U.S. federal income tax purposes, an individual, estate or trust may deduct so-called "miscellaneous itemized deductions," which include fees and other expenses of CIFC LLC, only to the extent that such deductions, in the aggregate, exceed 2% of the holder's adjusted gross income. Additionally, in the case of individuals whose adjusted gross income exceeds a specified amount, miscellaneous itemized deductions in excess of the 2% threshold, when combined with certain of the individual taxpayer's other itemized deductions, generally will be reduced by the lesser of (i) 3% of the holder's adjusted gross income in excess of a threshold amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. The amount of a holder's allocable share of such expenses that is subject to this disallowance rule will depend on the holder's aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year. Thus, the extent, if any, to which such fees and expenses will be disallowed will depend on your particular circumstances each year. In addition, these expenses are not deductible in determining the alternative minimum tax liability of a U.S. holder. Your share of management fees and certain other expenses attributable to CIFC LLC likely will constitute miscellaneous itemized deductions for these purposes. You are urged to consult your tax advisors regarding your ability to deduct expenses incurred by CIFC LLC.

        Organizational expenses of CIFC LLC are not currently deductible, but may be amortized ratably over a period of 15 years. Syndication expenses of CIFC LLC (i.e., expenditures made in connection with the marketing and issuance of shares) must be capitalized and are neither deductible nor amortizable.

Tax Elections

        Under Section 754 and other related Sections of the Code, CIFC LLC is permitted to elect to have the U.S. federal income tax basis of its assets adjusted in the event of a distribution of property to a holder or in the event of a transfer of an interest in CIFC LLC by sale or exchange or as a result of the death of a holder. Pursuant to the terms of the LLC Agreement, our tax matters partner or partnership representative, which will be an affiliate of CIFC LLC, in its sole discretion, is authorized to, and currently intends to, make such election. Such an election may or may not be made with respect to any lower-tier partnerships owned by CIFC LLC. Such an election, if made, can be revoked only with the consent of the IRS. CIFC LLC also will be required to reduce its U.S. federal income tax basis in its assets in connection with certain redemptions and dispositions of shares.

        The calculations under Section 754 of the Code are complex, and there is little legal authority concerning the mechanics of the calculations in the context of publicly traded partnerships. To help reduce the complexity of those calculations and the resulting administrative costs to CIFC LLC, we will apply certain conventions in determining and allocating U.S. federal income tax basis adjustments. It is possible that the IRS will successfully assert that the conventions we intend to use do not satisfy the technical requirements of the Code or the Treasury Regulations and, thus, will require different U.S. federal income tax basis adjustments to be made. Such different basis adjustments could adversely affect the manner in which income, gain, loss, deduction and credit of CIFC LLC is allocated to certain holders of shares. Moreover, in this case, the fungibility of shares could be adversely affected since a purchase of Shares from a holder with a higher U.S. federal income tax basis with respect to the assets of CIFC LLC could be considered more desirable than from a holder with a lower U.S. federal income tax basis with respect to such assets.

Nature of Our Business Activities

        CIFC LLC intends to invest, directly or indirectly, in a variety of assets, including, but not limited to, (i) securities of CLO issuers, including non-U.S. CLO issuers which may be classified as CFCs or PFIC; and (ii) credit funds, separately managed accounts and other-loan based products. Such investments have different tax consequences, which may vary depending on their particular terms and your particular circumstances. Certain of CIFC LLC's intended business activities are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us (and thus you) to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and (vi) adversely alter the tax characterization of certain complex financial transactions.

        The discussion below describes the U.S. federal income tax considerations that may be relevant to some, but not to all, of our investments and contemplated investments, including the qualification of such income for purposes of the qualifying income exception. Accordingly, you are urged to consult your tax advisors with regard to the U.S. federal income tax consequences to you of our business activities.

Interest Income

        Interest income derived by CIFC LLC generally will be qualifying income for purposes of the qualifying income exception for publicly traded partnerships provided the income is not derived from the conduct of a trade or business and is not based, directly or indirectly, on the profits of any person. Although there is no direct authority defining what constitutes "the conduct of a trade or business" in this context, we believe that CIFC LLC's proposed investment activities will not constitute the conduct of a trade or business for purposes of the qualifying income exception. To ensure that our activities are not so treated, CIFC LLC does not intend to originate loans either directly or indirectly through a manager or any affiliate as an agent. Any loan origination activity will occur in a corporate subsidiary. Despite such measures, there can be no assurance that the IRS will not successfully contend that all or a portion of CIFC LLC's interest income is related to the conduct of a trade or business, in which case such interest income would not be treated as qualifying income for the qualifying income exception and CIFC LLC would most likely fail to qualify for that exception. CIFC LLC intends to conduct its operations so that all, or substantially all, of its interest income is qualifying income for purposes of the qualifying income exception.

Qualified Dividends and Certain Capital Gains

        Dividends and capital gains earned by CIFC LLC generally will be qualifying income for purposes of the qualifying income exception. For U.S. federal income tax purposes certain long-term capital gains received by non-corporate taxpayers may be subject to reduced rates of taxation. Subject to the discussion under "—Disposition of Interest," and "—Taxation of Non-U.S. CLO Issuers," the reduced rates applicable to capital gains generally will also apply to capital gains recognized by holders of shares who sell the shares that they have held for more than one year. In addition, with respect to U.S. holders who are individuals, certain dividends paid by a corporation, including certain qualified foreign corporations, to us may be subject to reduced rates of taxation ("qualified dividend income"). A qualified foreign corporation includes a foreign corporation that is eligible for the benefits of specified income tax treaties with the United States. A foreign corporation is also treated as a qualified corporation on shares that are readily tradable on an established securities market in the United States. Dividend income received by CIFC LLC from CIFC Corp. that is allocated to a non-corporate holder of shares generally should be treated as qualified dividend income. It is not expected that CIFC LLC will earn significant amounts of capital gains or qualified dividend income.

Reporting of Income from Non-U.S. Entities

        In connection with the Reorganization Transaction, CIFC Corp. will distribute interests in non-U.S. CLO issuers to CIFC LLC. Certain of the non-U.S. CLO issuers held by CIFC LLC will be treated as corporations for U.S. federal income tax purposes. In the future, CIFC LLC may conduct additional CLO securitizations through non-U.S. CLO issuers that are treated as corporations for U.S. federal income tax purposes. In addition, CIFC LLC may directly or indirectly own equity interests in non-U.S. entities that are treated as corporations for U.S. federal income tax purposes that are not CLO issuers. It is possible that one or more of these non-U.S. entities may be CFCs or PFICs. The rules applicable to an investment in non-U.S. entities are complex, thus, you are urged to consult your tax advisors in this regard.

        CFCs.     A non-U.S. entity will be treated as a CFC if it is treated as a non-U.S. corporation for U.S. federal income tax purposes and if more than 50% of (i) the total combined voting power of all classes of stock of the non-U.S. entity entitled to vote or (ii) the total value of the stock of the non-U.S. entity, is owned, within the meaning of Section 958(a) of the Code, or is treated as owned by reason of applying the attribution rules of ownership of Section 958(b) of the Code, by U.S. Shareholders (as defined below) on any day during the taxable year of such non-U.S. entity.

        For purposes of this discussion, a "U.S. Shareholder" with respect to a non-U.S. entity means a U.S. person (within the meaning of Section 957(c) of the Code) that owns (within the meaning of Section 958(a) of the Code) or is treated as owning (by reason of applying the attribution rules of ownership of Section 958(b) of the Code) 10% or more of the total combined voting power of all classes of stock of the non-U.S. entity entitled to vote (whether actually or in substance). Although there is no direct authority addressing the issue, we intend to take the position that the equity interest CIFC LLC will own in non-U.S. CLO issuers will be treated as voting stock for purposes of the definition of "U.S. Shareholder."

        If a non-U.S. entity that is directly or indirectly held by CIFC LLC is treated as a CFC for an uninterrupted period of 30 days or more during the tax year, then if CIFC LLC is a U.S. Shareholder with respect to such non-U.S. entity and is treated as owning (within the meaning of Section 958(a) of the Code) shares in such non-U.S. entity on the last day of the non-U.S. entity's tax year, each holder (regardless of whether such holder is a U.S. Shareholder with respect to such CFC) of shares generally will be required to include in its gross income its allocable share of CIFC LLC's pro rata share of such non-U.S. entity's income from dividends, interest, net gains from the sale or other disposition of stocks or securities (determined in accordance with the Code and Treasury Regulations) and certain other income as described under Section 951 of the Code and the Treasury Regulations promulgated thereunder (such inclusions in gross income, collectively, "Subpart F Inclusions"), regardless of whether CIFC LLC receives cash in respect of its income or the holder receives a distribution. The aggregate Subpart F Inclusions in any taxable year for a non-U.S. entity treated as a CFC are limited to such entity's current earnings and profits. Subpart F Inclusions are treated as ordinary income (whether or not such inclusions are attributable to net capital gains). Thus, you may be required to report as ordinary income your allocable share of CIFC LLC's Subpart F Inclusions without corresponding receipts of cash and may not benefit from capital gain treatment with respect to the portion of CIFC LLC's earnings (if any) attributable to net capital gains of the CFC. The U.S. federal income tax basis of CIFC LLC in the shares of such non-U.S. entity, and your U.S. federal income tax basis in your shares, will be increased to reflect Subpart F Inclusions. Subpart F Inclusions will be treated as income from sources within the United States, for certain foreign tax credit purposes, to the extent derived by the CFC from U.S. sources. Subpart F Inclusions will not be eligible for the favorable tax rate applicable to "qualified dividend income" for non-corporate U.S. holders of shares. Amounts included as Subpart F Inclusions with respect to direct and indirect investments generally will not be taxed again when actually distributed to the U.S. Shareholder. Moreover, any gain allocated to you from a disposition of stock in a CFC by CIFC LLC would be treated as ordinary income to the extent of your allocable share of the current and/or accumulated earnings and profits of the CFC. In this regard, earnings and profits would not include any amounts previously taxed pursuant to the CFC rules. Net losses (if any) of a non-U.S. entity owned by CIFC LLC that is treated as a CFC will not, however, pass-through to the holders of shares. Subpart F Inclusions generally should be treated as qualifying income for purposes of the qualifying income exception.

        If CIFC LLC owns equity of a non-U.S. entity (including a non-U.S. CLO issuer) that is taxed as a corporation for U.S. federal income tax purposes and is classified as a CFC, a holder that is required to include amounts in income with respect to such non-U.S. entity generally will be subject to the U.S. federal income tax consequences described under this subheading "CFCs" (and not the consequences described under the subheading "PFICs" below). If CIFC LLC's ownership percentage in a non-U.S. entity (including a non-U.S. CLO issuer) that is taxed as a corporation for U.S. federal income tax purposes is such that (or changes so that) CIFC LLC is not a U.S. Shareholder with respect to such entity, then CIFC LLC and you may be subject to the PFIC rules. The interaction of these rules is complex, and you are urged to consult your tax advisors in this regard.

        The discussion under this subheading "CFCs" does not address the U.S. federal income tax consequences applicable to a holder that owns an interest in a CFC both through CIFC LLC and either directly or indirectly through a chain of ownership that does not include CIFC LLC. Such holders of shares are urged to consult their tax advisors regarding the tax consequences in such circumstances.

        PFICs.     A non-U.S. entity will be treated as a PFIC for U.S. federal income tax purposes if (i) such entity is treated as a non-U.S. corporation for U.S. federal income tax purposes and (ii) either 75% or more of the gross income of such entity for the taxable year is "passive income" (as defined in Section 1297 of the Code and the Treasury Regulations promulgated thereunder) or 50% or more of its assets in any taxable year (generally based on the quarterly average of the value of its assets) produce "passive income." A U.S. person will be subject to the PFIC rules for an investment in a PFIC without regard to its percentage ownership. Once a corporation qualifies as a PFIC it is, subject to certain exceptions, always treated as a PFIC, regardless of whether it satisfies the qualification tests in subsequent years.

        CIFC LLC currently intends to make a protective election with respect to each non-U.S. CLO issuer treated as a corporation for U.S. federal income tax purposes to treat each entity as a QEF, or a QEF Election, in the first year it holds shares in such entity and to make a QEF Election with respect to any other non-U.S. entity in which CIFC LLC owns equity interests that is taxed as a corporation for U.S. federal income tax purposes and which may be characterized as a PFIC. However, in certain circumstances CIFC LLC may not have access to information necessary to make a QEF election. A QEF Election is effective for the taxable year for which the election is made and all subsequent taxable years and may not be revoked without the consent of the IRS.

        As a result of a QEF Election, for U.S. federal income tax purposes, you will be required to include in your gross income each year your allocable share of CIFC LLC's pro rata share of such non-U.S. corporation's ordinary earnings and net capital gains, at ordinary income and long-term capital gain rates, respectively (such inclusions in gross income, "QEF Inclusions"), for each year in which the non-U.S. corporation owned directly or indirectly by CIFC LLC is a PFIC, regardless of whether CIFC LLC receives cash in respect of its income or you receive distributions from CIFC LLC. Thus, you may be required to report taxable income as a result of QEF Inclusions without corresponding receipts of cash. Net losses (if any) of a non-U.S. corporation owned by CIFC LLC that is treated as a PFIC will not, however, pass through to holders of shares and may not be carried back or forward in computing such PFIC's ordinary earnings and net capital gain in other taxable years. Consequently, you may, over time, be taxed on amounts that, as an economic matter, exceed the net profits of CIFC LLC. The U.S. federal income tax basis of CIFC LLC in the shares of such non-U.S. corporations, and of a holder of shares, will be increased to reflect QEF Inclusions. No portion of the QEF Inclusion attributable to ordinary income will be eligible for the favorable tax rate applicable to "qualified dividend income" for individual U.S. persons. Amounts included as QEF Inclusions with respect to direct and indirect investments generally will not be taxed again when actually distributed to the U.S. person. QEF Inclusions generally should be treated as qualifying income for purposes of the qualifying income exception. You should consult your tax advisors as to the manner in which QEF Inclusions affect your allocable share of our income and your basis in shares.

        If CIFC LLC does not make a QEF Election with respect to a non-U.S. entity that is treated as a corporation for U.S. federal income tax purposes and is a PFIC (and such entity is not treated as a CFC), Section 1291 of the Code will treat all gain on a disposition by CIFC LLC of shares of such entity, gain on the disposition of the shares by a holder thereof at a time when CIFC LLC owns shares of such entity, as well as certain other defined "excess distributions," as if the gain or excess distribution were ordinary income earned ratably over the shorter of the period during which the investor held its shares or the period during which CIFC LLC held its shares in such entity. For gain and excess distributions allocated to prior years, (i) the tax rate will be the highest in effect for that taxable year and (ii) the tax will be payable generally without regard to offsets from deductions, losses and expenses. You will also be subject to an interest charge for any deferred tax. No portion of this ordinary income will be eligible for the favorable tax rate applicable to "qualified dividend income" for taxpayers taxed at individual rates.

Taxation of Non-U.S. CLO Issuers

        As discussed above, in connection with the Reorganization Transaction, CIFC Corp. will distribute interests in non-U.S. CLO issuers to CIFC LLC, and certain of those non-U.S. CLO issuers will be treated as corporations for U.S. federal income tax purposes. The Code and the Treasury Regulations promulgated thereunder provide a specific exemption from U.S. federal income tax to non-U.S. corporations that restrict their activities in the United States to trading in stock and securities (or any activity closely related thereto) for their own account whether such trading (or such other activity) is conducted by the corporation or its employees through a resident broker, commission agent, custodian or other agent. Notwithstanding these rules, any gain recognized by a non-U.S. corporation with respect to a United States real property interest is subject to U.S. tax as if the non-U.S. corporation were a U.S. taxpayer. It is not anticipated that any of our non-U.S. CLO issuers will hold United States real property interests other than by foreclosure. Nevertheless, gain (if any) realized on foreclosed U.S. real property would be subject to U.S. tax.

        It is intended that the non-U.S. CLO issuers that are treated as corporations for U.S. federal income tax purposes will either rely on the exemption described above or otherwise operate in a manner so that they will not be subject to U.S. federal income tax on their net income at the entity level. There can be no assurance, however, that non-U.S. CLO issuers will be able to satisfy the requirements for such exemption and, therefore, will not be subject to U.S. federal income tax on their income on a net income basis. Although the non-U.S. CLO issuers generally are not expected to be subject to U.S. federal income tax on a net basis, such non-U.S. CLO issuers may receive income that may be subject to withholding taxes imposed by the United States or other countries. To the extent that such non-U.S. CLO issuers are subject to U.S. federal income taxes on their income on a net income basis or to withholding taxes, our return on our investment in such entities will be materially adversely affected.

Hedging Income

        From time to time, CIFC LLC will enter into hedging transactions with respect to its assets and liabilities. Its hedging activities may include entering into interest rate swaps, caps, and floors, options to purchase these items, and futures and forward contracts. We expect that CIFC LLC's hedging transactions generally will be treated as "notional principal contracts" for U.S. federal income tax purposes. For purposes of the qualifying income exception, income from notional principal contracts, other than for partnerships in the business of entering into notional principal contracts, is treated as qualifying income, provided the property, income, or cash flow that measures the amounts to which the partnership is entitled under the contract would give rise to qualifying income if held or received directly by the partnership. We expect that, in general, payments under CIFC LLC's hedging instruments will be measured by reference to an interest rate or interest rate index, with a cash flow that would be treated as interest income if received directly. As stated above, interest (other than interest derived from the conduct of a trade or business or interest that is based, directly or indirectly, on the profits of any person) is qualifying income for purposes of the qualifying income exception. Accordingly, we expect that the income and gain from such hedging transactions will be qualifying income for purposes of the qualifying income exception. However, the rules regarding notional principal contracts are complex, and there can be no assurance that the IRS will not successfully challenge our characterization of a hedging transaction as a notional principal contract. In addition, we may enter into hedging transactions that do not produce qualifying income for the qualifying income exception. CIFC LLC intends to use its best efforts to structure any hedging transactions in a manner that does not jeopardize its satisfaction of the qualifying income exception.

3.8% Medicare Tax on "Net Investment Income"

        U.S. holders of shares that are individuals, estates, and certain trusts are subject to a Medicare tax of 3.8% on all or a portion of their "net investment income," (or undistributed "net investment income," in the case of estates and trusts) for each taxable year, with such tax applying to the lesser of such income or the excess of such person's adjusted gross income (with certain adjustments) over a specified amount. Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in our shares will be included in a U.S. holder's "net investment income" subject to this Medicare tax.

        In addition, CIFC LLC intends to make an election to follow the income tax rules in determining net investment income with respect to its interests in any CFC or QEF. By making this election, all amounts included in gross income under the CFC or QEF rules described above will be included in net investment income.

Non-U.S. Currency Gains or Losses

        CIFC LLC's functional currency is the U.S. dollar, and its income or loss is calculated in U.S. dollars. If CIFC LLC makes an investment denominated in a currency other than the U.S. dollar, then CIFC LLC may recognize gain or loss for U.S. federal income tax purposes attributable to fluctuations in such currency relative to the U.S. dollar. CIFC LLC may also recognize gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally should be treated as ordinary income or loss, and such gain generally should be treated as qualifying income under the qualifying income exception.

Non-Cash Income from CIFC LLC's Investments

        As discussed below, it is likely that CIFC LLC will make investments that will cause it (and thus you) to recognize income or gain without a corresponding receipt of cash. This so-called "non-cash" or "phantom income" could arise for a variety of reasons, including:

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  CIFC LLC will recognize taxable income in advance of the related cash flow if any debt security is deemed to have original issue discount. The accrued original issue discount will be treated as interest income by CIFC LLC and an applicable portion will be passed through to you, even though CIFC LLC generally will not receive payments corresponding to this income until the maturity of or the disposition of the debt security.

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  It is expected that CIFC LLC will be required to include in income on a current basis the earnings of the non-U.S. CLO issuers whose equity is held by CIFC LLC and who are treated as corporations for U.S. federal income tax purposes, regardless of whether there has been a cash distribution of such earnings. See "—Reporting of Income from Non-U.S. Entities" above.

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  CIFC LLC may use cash related to taxable income to make non-deductible payments (such as principal payments on indebtedness).

        You will be required to take such "non-cash" or "phantom income" income into account in determining your taxable income, regardless of whether you receive a cash distribution from CIFC LLC. Accordingly, you may not receive cash distributions equal to your tax liability attributable to your share of CIFC LLC's taxable income.

Personal Holding Company Tax

        Certain of CIFC LLC's majority-owned corporate subsidiaries, including CIFC Corp., could be treated as personal holding companies for U.S. federal income tax purposes. Subject to certain exceptions, a U.S. corporation generally will be classified as a personal holding company for U.S. federal income tax purposes in a given taxable year if (i) at any time during the last half of such taxable year, five or fewer individuals (without regard to their citizenship or residency and including as individuals for this purpose certain entities such as certain tax-exempt organizations and pension funds) own or are deemed to own (pursuant to certain constructive ownership rules) more than 50% of the stock of the corporation by value and (ii) at least 60% of the corporation's adjusted ordinary gross income, as determined for U.S. federal income tax purposes, for such taxable year consists of personal holding company income (which includes, among other things, dividends, interest, royalties, annuities and, under certain circumstances, rents). We anticipate that all of CIFC LLC's majority-owned corporate subsidiaries will be treated as owned by five or fewer individuals under the constructive ownership rules applicable to personal holding companies. Consequently, a U.S. corporate subsidiary could be or become a personal holding company, depending on whether it fails the gross income test. If, as a factual matter, the income of such subsidiary fails the gross income test, such subsidiary will be a personal holding company. CIFC Corp. is not expected to be a personal holding company based on its current income, but no assurances can be given that CIFC Corp. will not become one in the future or that other U.S. corporate subsidiaries of CIFC LLC will not be personal holding companies. A personal holding company generally is subject to a 20% corporate tax on its personal holding company income that is not distributed, or treated as distributed, during the year in which such income is earned. However, certain liquidating distributions are not treated as distributions for that purpose.

Non-U.S. Taxes

        Certain dividend, interest and other income received by CIFC LLC from sources outside of the United States may be subject to withholding taxes imposed by other countries. CIFC LLC may also be subject to capital gains taxes in certain other countries where it purchases and sells stocks and securities. Tax treaties between the United States and other countries may affect, reduce or eliminate such taxes. You will be required to include such taxes in your income and may be entitled to claim either a credit (subject, however, to various complex limitations on foreign tax credits) or a deduction (subject to the limitations generally applicable to deductions) for your share of such non-U.S. taxes in computing your U.S. federal income taxes.

Alternative Minimum Tax

        In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. Your potential alternative minimum tax liability may be affected by reason of an investment in the shares. The extent, if any, to which the alternative minimum tax applies will depend on your particular circumstances for each taxable year.

Technical Terminations of CIFC LLC

        Subject to the electing large partnership rules described below, CIFC LLC will be considered to have been terminated for U.S. federal income tax purposes if there is a sale or exchange of 50% or more of the total interests in its capital and profits within a 12-month period. The termination of CIFC LLC would result in the closing of its taxable year for all holders of shares. In the case of a holder reporting on a taxable year other than a fiscal year ending on CIFC LLC's year end, which is expected to be the calendar year, the closing of CIFC LLC's taxable year may result in more than 12 months of its taxable income or loss being includable in the holder's taxable income for the year of termination. CIFC LLC would be required to make new tax elections after a termination, including a new tax election under Section 754 of the Code. A termination could also result in penalties if CIFC LLC were unable to determine that the termination had occurred. Moreover, among other adverse consequences, a termination might either accelerate the application of, or subject CIFC LLC to, any tax legislation enacted before the termination.

Elective Procedures for Large Partnerships

        The Code allows large partnerships to elect streamlined procedures for income tax reporting. This election would reduce the number of items that must be separately stated on the Schedules K-1 that are issued to the holders, and such Schedules K-1 would have to be provided to holders on or before the first March 15 following the close of each taxable year. In addition, this election would prevent us from suffering a "technical termination" (which would close our taxable year) if within a 12-month period there is a sale or exchange of 50 percent or more of our total interests. We will consider whether to make such an election, if eligible. If we make such election, IRS audit adjustments will flow through to holders of the shares for the year in which the adjustments take effect, rather than the holders of the shares in the year to which the adjustment relates. In addition, we, rather than the holders of the shares individually, generally will be liable for any interest and penalties that result from an audit adjustment.

Information Returns

        We have agreed to use reasonable efforts to furnish to you, as promptly as reasonably practicable after the close of each calendar year, tax information (including IRS Schedule K-1) which describes your allocable share of CIFC LLC's income, gain, loss, deduction and credit for its preceding taxable year. Delivery of this information will be subject to delay in the event of, among other reasons, the late receipt of any necessary tax information from an investment in which CIFC LLC holds an interest. Consequently, holders of shares who are U.S. taxpayers should anticipate that they may need to file annually with the IRS (and certain states) a request for an extension past April 15 or the otherwise applicable due date of their income tax return for the taxable year. In preparing this information, CIFC LLC will use various accounting and reporting conventions to determine your allocable share of income, gain, loss, deductions or credits including the monthly convention described above under "—Allocation of Profits and Losses." As described above under "—U.S. Federal Income Tax Consequences of the Merger and the Reorganization Transaction—U.S. Federal Income Tax Consequences of Other Aspects of the Reorganization Transaction," CIFC LLC intends to request information from you regarding your tax basis in CIFC Corp. stock surrendered for CIFC LLC shares. Unless you provide CIFC LLC with such information, CIFC LLC will assume a zero carryover basis for purposes of calculating any taxable capital gain allocable to you as a result of the Reorganization Transaction. The IRS may successfully contend that certain of these reporting conventions are impermissible, which could result in an adjustment to your allocable share of income, gain, loss, deductions or credits. If you are not a U.S. person there can be no assurance that this information will meet your jurisdiction's tax compliance requirements.

        Any U.S. holder that directly or indirectly (e.g., through the ownership of shares) owns or acquires a significant portion of the voting power or value of a non-U.S. entity (including a non-U.S. CLO issuer) that is treated as a corporation for U.S. federal income tax purposes (generally 10%, but in some cases more than 50%) is required to comply with certain additional reporting requirements. In general, a U.S. holder that is deemed to own or acquire the applicable percentage of the voting power or value of a non-U.S. entity (including a non-U.S. CLO issuer) that is treated as a corporation for U.S. federal income tax purposes will be required to file a Form 5471 with the IRS and to supply certain information to the IRS, including with respect to the activities and assets of such entity and other holders of the equity interests in such entity. If a U.S. holder fails to comply with the reporting requirements, the U.S. holder may be subject to a penalty. We will use reasonable efforts to provide each U.S. holder of shares with the information necessary to comply with the holder's reporting obligations with respect to such an entity. You are urged to consult your own tax advisors regarding these reporting requirements.

        Subject to certain exceptions, a U.S. holder of shares will be required to file an annual information return, currently on Form 8621, with respect to each PFIC in which it owns an interest directly or, indirectly (including through the ownership of our shares). We will use reasonable efforts to provide each U.S. holder of shares with the information necessary to comply with the holder's reporting obligations with respect to such PFICs. These PFIC reporting requirements generally do not apply to tax-exempt U.S. holders. You should consult your own tax advisors regarding the PFIC reporting requirements.

        It is possible that we may engage in transactions that subject CIFC LLC and, potentially, the holders of the shares to other information reporting requirements with respect to an investment in CIFC LLC. You may be subject to substantial penalties if you fail to comply with such information reporting requirements. You should consult with your tax advisors regarding such information reporting requirements.

Taxable Year

        For U.S. federal income tax purposes, a partnership is required to have a tax year that is the same tax year as any partner, or group of partners, that owns a majority interest (more than 50%) in the partnership. A partnership also is required to change its tax year every time a group of partners with a different tax year end acquires a majority interest, unless the partnership has been forced to change its tax year during the preceding two year period. Because DFR Holdings is expected to have a majority interest in CIFC LLC immediately after the Reorganization Transaction, the initial tax year of

CIFC LLC will be the calendar year, which is the tax year of DFR Holdings. In the event the majority interest of CIFC LLC changes to a group of holders with a different tax year and CIFC LLC has not been forced to change its tax year during the preceding two year period, it would be required to change its tax year to the tax year of that group of holders.

Tax Audits

        Adjustments in tax liability with respect to CIFC LLC items generally will be made at the LLC level in a partnership proceeding rather than in separate proceedings with each holder. An affiliate of CIFC LLC will represent CIFC LLC as its "tax matters partner" or "partnership representative," as applicable, during any audit and in any dispute with the IRS. If such affiliate ceases to own shares or ceases to be a manager, our board of directors may designate a replacement tax matters partner or partnership representative. In general, the tax matters partner or partnership representative may enter into a settlement agreement with the IRS on behalf of, and that is binding upon, the holders of shares.

        Legislation was recently enacted that significantly changes the rules for U.S. federal income tax audits of partnerships. Such audits will continue to be conducted at the partnership level, but with respect to tax returns for taxable years beginning after December 31, 2017, and, unless a partnership qualifies for and affirmatively elects an alternative procedure, any adjustments to the amount of tax due (including interest and penalties) will be payable by the partnership. Under the alternative procedure, if elected, a partnership would issue information returns to persons who were partners in the audited year, who would then be required to take the adjustments into account in calculating their own tax liability, and the partnership would not be liable for the adjustments. If CIFC LLC is able to and in fact elects the alternative procedure for a given adjustment, the amount of taxes for which such persons will be liable will be increased by any applicable penalties and a special interest charge.

        There can be no assurance that CIFC LLC will be eligible to make such an election or that it will, in fact, make such an election for any given adjustment. If CIFC LLC does not or is not able to make such an election, then (1) the then current holders of CIFC LLC shares, in the aggregate, could indirectly bear income tax liabilities in excess of the aggregate amount of taxes that would have been due had CIFC LLC elected the alternative procedure, and (2) a given holder may indirectly bear taxes attributable to income allocable to other holders or former holders, including taxes (as well as interest and penalties) with respect to periods prior to such holder's ownership of shares of CIFC LLC. Accordingly, it is possible that a holder will bear tax liabilities unrelated to its ownership of shares. Amounts available for distribution to the holders of CIFC LLC shares may be reduced as a result of CIFC LLC's obligations to pay any taxes associated with an adjustment.

        The partnership representative of CIFC LLC will be the only person with the authority to act on behalf of CIFC LLC with respect to audits and certain other tax matters and may decide not to elect (or may be unable to elect) the alternative procedure for any particular adjustment. In addition, CIFC LLC and each holder will be bound by the actions taken by the partnership representative on behalf of CIFC LLC during any audit or litigation proceeding concerning U.S. federal income taxes.

        Many issues and the overall effect of this new legislation on CIFC LLC are uncertain, and holders should consult their own tax advisors regarding all aspects of this legislation as it affects their particular circumstances.

Tax-Exempt Holders

        A holder that is a tax-exempt organization for U.S. federal income tax purposes and, therefore, is generally exempt from U.S. federal income taxation, may nevertheless be subject to "unrelated business income tax" to the extent, if any, that its allocable share of CIFC LLC's income consists of UBTI. A tax-exempt partner in a partnership (or an entity treated as partnership for U.S. federal income tax purposes) that regularly engages in a trade or business that is unrelated to the exempt function of the tax-exempt partner must include in computing its UBTI, its pro rata share (whether or not distributed) of such partnership's gross income derived from such unrelated trade or business. Moreover, such tax-exempt partner could be treated as earning UBTI to the extent that such entity derives income from "debt-financed property," or if the partnership interest itself is debt financed. Debt-financed property means property held to produce income with respect to which there is "acquisition indebtedness" (i.e., indebtedness incurred in acquiring or holding property).

        To the extent CIFC LLC recognizes income in the form of dividends and interest from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of the income that will be treated as UBTI generally will be equal to the amount of the income times a fraction, the numerator of which is the "average acquisition indebtedness" incurred with respect to the securities, and the denominator of which is the "average amount of the adjusted basis" of the securities during the period such securities are held by CIFC LLC during the taxable year.

        To the extent CIFC LLC recognizes gain from disposition of securities with respect to which there is "acquisition indebtedness," the portion of the gain that will be treated as UBTI will be equal to the amount of the gain times a fraction, the numerator of which is the highest amount of the "acquisition indebtedness" with respect to the securities during the twelve-month period ending with the date of their disposition, and the denominator of which is the "average amount of the adjusted basis" of the securities during the period such securities are held by CIFC LLC during the taxable year.

        A tax-exempt holder generally should not be taxable under Sections 1291 and 1293 of the Code with respect to a PFIC to the extent the tax-exempt holder is not otherwise taxable under the UBTI provisions with respect to its interest in such PFIC (for example, as debt-financed income). Consequently, a tax-exempt holder would be subject to tax under the PFIC rules discussed above only in limited circumstances.

        Tax-exempt holders are strongly urged to consult their tax advisors regarding the tax consequences of owning shares, including the tax consequences to them of CIFC LLC owning interests in PFICs.

Non-U.S. Holders

        Unless otherwise reduced by an applicable income tax treaty between the United States and the jurisdiction of a non-U.S. holder, a non-U.S. holder generally will be subject to U.S. federal withholding taxes at the rate of 30% (or such lower rate provided by an applicable tax treaty) on its share of CIFC LLC's gross income from dividends, interest (other than interest that constitutes "portfolio interest" within the meaning of the Code) and certain other income that is not treated as effectively connected with a U.S. trade or business. Although the matter is not entirely clear, income from hedging transactions may also be subject to U.S. federal withholding taxes. We expect that most of the interest income of CIFC LLC will constitute "portfolio interest" that is not subject to the 30% withholding tax. The ability of a non-U.S. holder to claim benefits under an applicable income tax treaty is subject to limitations and is based on certain factors, including whether a non-U.S. holder resides in a treaty jurisdiction which treats our partnership as a pass-through entity. In certain circumstances, the amount of any withholding tax could exceed the amount of cash that would have otherwise been distributed to you.

        Non-U.S. holders treated as engaged in a U.S. trade or business generally are subject to U.S. federal income tax at the graduated rates applicable to U.S. holders on their net income which is considered to be effectively connected with such U.S. trade or business. Non-U.S. holders that are corporations may also be subject to a 30% U.S. federal branch profits tax on such effectively connected income. The 30% rate applicable to branch profits may be reduced or eliminated under the provisions of an applicable income tax treaty between the United States and the country in which the non-U.S. person resides or is organized.

        While it is expected that CIFC LLC's method of operation will not result in CIFC LLC generating significant amounts of income treated as effectively connected with the conduct of a U.S. trade or business with respect to non-U.S. holders, there can be no assurance that the IRS will not successfully assert that some portion of CIFC LLC's income is properly treated as effectively connected income with respect to such non-U.S. holders. If a holder who is a non-U.S. person were treated as being engaged in a U.S. trade or business in any year because an investment of CIFC LLC in such year constituted a U.S. trade or business, such holder generally would be required to (i) file a U.S. federal income tax return for such year reporting its allocable share, if any, of CIFC LLC's income or loss effectively connected with such trade or business and (ii) pay U.S. federal income tax at regular U.S. tax rates on any such income. Moreover, a holder who is a corporate non-U.S. holder might be subject to a U.S. federal branch profits tax on its allocable share of CIFC LLC's effectively connected income. In addition, distributions to a non-U.S. holder would be subject to withholding at the highest applicable tax rate to the extent of the non-U.S. holder's allocable share of CIFC LLC's effectively connected income. In general, any amount so withheld would be creditable against such non-U.S. holder's U.S. federal income tax liability, and such non-U.S. holder could claim a refund to the extent that the amount withheld exceeded such non-U.S. person's U.S. federal income tax liability for the taxable year. Finally, if CIFC LLC is engaged in a U.S. trade or business, a portion of any gain recognized by an investor who is a non-U.S. holder on the sale or exchange of its shares may be treated for U.S. federal income tax purposes as effectively connected income, and hence such non-U.S. holder may be subject to U.S. federal income tax on any gain from such sale or exchange.

        Generally, under the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") provisions of the Code, non-U.S. persons are subject to U.S. federal income tax in the same manner as U.S. persons on any gain realized on the disposition of an interest, other than an interest solely as a creditor, in U.S. real property. An interest in U.S. real property includes stock in a U.S. corporation (except for certain stock of publicly traded U.S. corporations) if interests in U.S. real property constitute 50% or more by value of the sum of the corporation's assets used in a trade or business, its U.S. real property interests and its interests in real property located outside the United States (a "United States real property holding corporation" or "USRPHC"). The FIRPTA tax applies if a non-U.S. person is a holder of an interest in a partnership that realizes gain in respect of an interest in U.S. real property or an interest in a USRPHC. If we make any investments that could constitute investments in U.S. real property or USRPHCs, each non-U.S. holder will be subject to U.S. federal income tax under FIRPTA on such holder's allocable share of any gain we realize on the disposition of a FIRPTA interest and will be subject to the tax return filing requirements regarding effectively connected income discussed above. We do not currently expect to hold investments in U.S. real property or USRPHCs.

        In general, different rules from those described above apply in the case of non-U.S. holders subject to special treatment under U.S. federal income tax law, including a non-U.S. holder (i) who has an office or fixed place of business in the United States or is otherwise carrying on a U.S. trade or business; (ii) who is an individual present in the United States for 183 or more days or has a "tax home" in the United States for U.S. federal income tax purposes; or (iii) who is a former citizen or resident of the United States.

        If you are a non-U.S. holder, you are urged to consult your tax advisors with regard to the U.S. federal income tax consequences to you of owning and disposing of the shares of CIFC LLC, as well as the effects of state, local and non-U.S. tax laws.

Tax Shelter Regulations

        If we were to engage in a "reportable transaction," we (and possibly you and others) would be required to make a detailed disclosure of the transaction to the IRS in accordance with regulations governing tax shelters and other potentially tax-motivated transactions. A transaction may be a reportable transaction based upon any of several factors, including the fact that it is a type of tax avoidance transaction publicly identified by the IRS as a "listed transaction" or that it produces certain kinds of losses in excess of $2 million. In certain circumstances, a holder who disposes of an interest in a transaction resulting in the recognition by such holder of significant losses in excess of certain threshold amounts may be obligated to disclose its participation in such transaction. In addition, an investment in CIFC LLC may be considered a reportable transaction if, for example, CIFC LLC engages in certain transactions or recognizes certain significant losses in the future. Our participation in a reportable transaction also could increase the likelihood that our U.S. federal income tax information return (and possibly your tax return) would be audited by the IRS. Certain of these rules are currently unclear and it is possible that they may be applicable in situations other than significant loss transactions.

        Moreover, if we were to participate in a reportable transaction with a significant purpose to avoid or evade tax, or in any listed transaction, you may be subject to (i) significant accuracy-related penalties with a broad scope, (ii) for those persons otherwise entitled to deduct interest on federal tax deficiencies, non-deductibility of interest on any resulting tax liability, and (iii) in the case of a listed transaction, an extended statute of limitations.

        You should consult your tax advisors concerning any possible disclosure obligation under the regulations governing tax shelters with respect to the disposition of your shares or your allocable share of certain losses incurred by CIFC LLC.

Investment Structure

        To manage our affairs so as to meet the "qualifying income exception" for the publicly traded partnership rules (discussed above) and comply with certain requirements in our partnership agreement, we may need to structure certain investments through entities classified as corporations for U.S. federal income tax purposes. However, because our holders will be located in numerous taxing jurisdictions, no assurances can be given that any such investment structure will be beneficial to all our holders to the same extent, and may even impose additional tax burdens on some of our holders. As discussed above, if the entity were a non-U.S. corporation it may be considered a CFC or PFIC. If the entity were a U.S. corporation, it would be subject to U.S. federal income tax on its operating income, including any gain recognized on its disposal of its investments. In addition, if the investment involves U.S. real estate, gain recognized on disposition of the real estate would generally be subject to U.S. federal income tax, whether the corporation is a U.S. or a non-U.S. corporation.

Certain State, Local and Non-U.S. Tax Matters

        Holders of shares, as well as CIFC LLC itself (and various vehicles in which it invests), may be subject to various state, local and non-U.S. taxes and tax filing requirements. You are urged to consult your tax advisors with respect to the state, local and non-U.S. tax consequences of owning and disposing of your shares, including potential state tax filing requirements.

FATCA

        Sections 1471-1474 of the Code ("FATCA") provide that "withholdable payments" (defined generally to include certain U.S. source payments, such as interest, dividends, rent, compensation and certain other payments, including any gross proceeds realized upon the sale or other disposition of any property that can produce U.S. source interest or dividends) made to a foreign financial institution are subject to a 30% withholding tax unless the foreign financial institution has in effect a valid agreement with the U.S. Secretary of the Treasury (the "Treasury") that obligates the foreign financial institution to obtain certain information from investors, to comply with certain information and due diligence requirements and to provide annual reports with respect to certain direct or indirect U.S. account holders or is otherwise exempt from withholding under FATCA. Additionally, under FATCA, "withholdable payments" made to any non-U.S. entity that is not a foreign financial institution, are subject to a 30% withholding tax if the non-U.S. entity does not provide the applicable withholding agent with either (i) a certification that it does not have any substantial U.S. investors, or (ii) the name address and taxpayer identification number of each of its substantial U.S. Investors. The 30% U.S. withholding tax imposed under FATCA currently applies to "withholdable payments" (other than gross proceeds) and will apply to "withholdable payments" consisting of gross proceeds after December 31, 2018. Any holder of shares that fails to provide CIFC LLC the information necessary for it to meet its obligations under FATCA generally will be subject to a 30% withholding tax on U.S. source payments described above that are made by CIFC LLC to such holder.

        In addition, our non-U.S. CLO issuers generally will be subject to U.S. federal withholding tax under FATCA on withholdable payments (and the proceeds of certain sales or other dispositions after December 31, 2018) unless such CLO issuers timely enter into and comply with an agreement with the IRS or otherwise comply with the provisions of the Model 1 intergovernmental agreement between the United States and the Cayman Islands ("Cayman IGA"). The terms of the Cayman IGA require Cayman Islands financial institutions such as our non-U.S. CLO issuers to comply with Cayman Islands legislation that is expected to be implemented to give effect to FATCA. We intend to cause our non-U.S. CLO issuers to comply with the Cayman IGA. However, there can be no assurance that our non-U.S. CLO issuers will be able to comply with the Cayman Islands legislation that is expected to be implemented to give effect to the Cayman IGA. If our non-U.S. CLO issuers were to become subject to U.S. federal withholding tax under FATCA, it could significantly reduce the amount of cash available for distribution to us.

Withholding and Backup Withholding

        For each calendar year, we will report to you and the IRS the amount of distributions we made to you and the amount of U.S. federal income tax (if any) that we withheld on those distributions. The proper application to us of rules for withholding under Section 1441 of the Code (applicable to certain dividends, interest and similar items) is unclear. Because the documentation we receive may not properly reflect the identities of partners at any particular time (in light of possible sales of shares), we may over-withhold or under-withhold with respect to a particular holder of shares. For example, we may impose withholding, remit that amount to the IRS and thus reduce the amount of a distribution paid to a non-U.S. Holder. It may turn out, however, the corresponding amount of our income was not properly allocable to such holder, and the withholding should have been less than the actual withholding. Such holder would be entitled to a credit against the holder's U.S. tax liability for all withholding, including any such excess withholding, but if the withholding exceeded the holder's U.S. tax liability, the holder would have to apply for a refund to obtain the benefit of the excess withholding. Similarly, we may fail to withhold on a distribution, and it may turn out the corresponding income was properly allocable to a non-U.S. Holder and withholding should have been imposed. In that event, we intend to pay the under-withheld amount to the IRS, and we may treat such under-

withholding as an expense that will be borne by all partners on a pro rata basis (since we may be unable to allocate any such excess withholding tax cost to the relevant non-U.S. Holder).

        CIFC LLC will be required in certain circumstances to backup withhold on certain payments paid to noncorporate holders of the shares who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications or otherwise fail to comply with, or establish an exemption from, such backup withholding tax requirements. Under current Treasury Regulations, CIFC LLC generally should not be required to backup withhold on payments to a holder that is not a United States person if the holder provides an appropriate certification and CIFC LLC does not have actual knowledge that the certification is false. The certification must give the name and address of such holder, state that such holder is not a United States person, or, in the case of an individual, that such owner is neither a citizen nor a resident of the United States, and the holder must sign the certificate under penalties of perjury. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

        If you do not timely provide us (or the clearing agent or other intermediary, as appropriate) with IRS Form W-8 or W-9, as applicable, or such form is not properly completed, we may become subject to U.S. backup withholding taxes in excess of what would have been imposed had we received certifications from all investors. Such excess U.S. backup withholding taxes may be treated by us as an expense that will be borne by all investors on a pro rata basis (since we may be unable to allocate any such excess withholding tax cost to the holders that failed to timely provide the proper U.S. tax certifications).

Nominee Reporting

        Persons who hold our shares as nominees for another person are required to furnish to us (i) the name, address and taxpayer identification number of the beneficial owner and the nominee; (ii) whether the beneficial owner is (1) a person that is not a U.S. person, (2) a foreign government, an international organization or any wholly-owned agency or instrumentality of either of the foregoing, or (3) a tax-exempt entity; (iii) the amount and description of shares held, acquired or transferred for the beneficial owner; and (iv) specific information including the dates of acquisitions and transfers, means of acquisitions and transfers, and acquisition costs for purchases, as well as the amount of net proceeds from sales.

        Brokers and financial institutions are required to furnish additional information, including whether they are U.S. persons and specific information on shares they acquire, hold or transfer for their own account. A penalty of $50 per failure, up to a maximum of $100,000 per calendar year, is imposed by the Code for failure to report that information to us. The nominee is required to supply the beneficial owner of the shares with the information furnished to us.

New Legislation or Administrative or Judicial Action

        The U.S. federal income tax treatment of holders depends in some instances on determinations of fact and interpretations of complex provisions of U.S. federal income tax law for which no clear precedent or authority may be available.

        The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process, the IRS and the U.S. Treasury Department, frequently resulting in revised interpretations of established concepts, statutory changes, revisions to regulations and other modifications and interpretations. No assurance can be given as to whether, or in what form, any proposals affecting us or our holders will be enacted. The IRS pays close attention to the proper application of tax laws to partnerships. The present U.S. federal income tax treatment of an investment in our shares may be modified by administrative, legislative or judicial interpretation at any time, and any such action may affect investments and commitments previously made. Changes to the U.S. federal income tax laws and interpretations thereof could make it more difficult or impossible to meet the qualifying income exception for us to be treated as a partnership that is not taxable as a corporation for U.S. federal income tax purposes, affect or cause us to change our investments and commitments, affect the tax considerations of an investment in us, change the character or treatment of portions of our income and adversely affect an investment in our shares. In addition, statutory changes, revisions to regulations and other modifications and interpretations with respect to the tax laws of the states and other jurisdictions in which we operate could result in us or our holders having to pay additional taxes.

        THE FOREGOING DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. THE TAX MATTERS RELATING TO CIFC LLC AND ITS HOLDERS ARE COMPLEX AND ARE SUBJECT TO VARYING INTERPRETATIONS. MOREOVER, THE MEANING AND IMPACT OF TAX LAWS AND OF PROPOSED CHANGES WILL VARY WITH THE PARTICULAR CIRCUMSTANCES OF EACH PROSPECTIVE HOLDER. PROSPECTIVE HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE FEDERAL, STATE, LOCAL AND OTHER TAX CONSEQUENCES OF ANY INVESTMENT IN THE SHARES.

LEGAL MATTERS

        The validity of the shares representing limited liability company interests in CIFC LLC to be issued to CIFC Corp. stockholders pursuant to the merger and certain U.S. federal income tax matters will be passed upon by Simpson Thacher & Bartlett LLP, New York, New York.

EXPERTS

        The consolidated financial statements, incorporated in this proxy statement/prospectus by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 2014, and the effectiveness of CIFC Corp. and its subsidiaries' internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such consolidated financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FUTURE STOCKHOLDER PROPOSALS

        Stockholders who intend to present proposals at the Company's annual meeting of shareholders in 2016 pursuant to Rule 14a-8 under the Exchange Act must send notice of their proposal to us so that we receive it no later than February 16, 2016. Shareholders who intend to present proposals at the annual meeting of shareholders in 2016 other than pursuant to Rule 14a-8 must comply with the notice provisions in the CIFC Corp. Bylaws, or the corresponding provisions of the LLC Agreement of CIFC LLC, as applicable. The notice provisions in our Bylaws require that, for a proposal to be properly brought before the annual meeting of shareholders in 2016, proper notice of the proposal be received by us not less than 90 days or more than 120 days prior to the first anniversary of the date of the Annual Meeting. Stockholder proposals should be addressed to the Company at 250 Park Avenue, 4th Floor, New York, New York 10177, Attention: Secretary.

OTHER MATTERS

        Our board of directors knows of no matter to be presented at the special meeting other than those set forth in the notice of meeting and described in this proxy statement/prospectus. If, however, any other business should properly come before the special meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in their discretion.

        We have filed our annual report with the SEC. You may obtain, free of charge, a copy of our annual report by writing to CIFC Corp., 250 Park Avenue, 4th Floor, New York, NY 10177, Attn: Investor Relations. You also may obtain our annual report over the Internet on our website, http://www.cifc.com, or at the SEC's website, http://www.sec.gov.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

        CIFC Corp. files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements and other information at the SEC Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further Information about the SEC Public Reference Room. The SEC also maintains a website that contains these reports and other documents at http://www.sec.gov.

        CIFC LLC has filed a registration statement on Form S-4 to register with the SEC the common shares representing limited liability company interests in CIFC LLC that common stockholders of CIFC Corp. will receive in connection with the merger if the merger is completed. This proxy statement/prospectus is part of the registration statement of CIFC LLC on Form S-4 and is a prospectus of CIFC LLC and a proxy statement of CIFC Corp. for its special meeting.

        This proxy statement/prospectus incorporates important business and financial information about CIFC Corp. from documents filed with the SEC that are not included in or delivered with this proxy statement/prospectus. The SEC permits us to "incorporate by reference" important information by referring you to another document filed separately with the SEC. This means that the information incorporated by reference is deemed to be part of this proxy statement/prospectus, unless superseded by information contained directly in this proxy statement/prospectus or by information in documents that we incorporate by reference now but do not actually file with or furnish to the SEC until later.

        Specifically, this proxy statement/prospectus incorporates by reference the documents set forth below:

  •
  CIFC Corp.'s Annual Report on Form 10-K for the year ended December 31, 2014;

  •
  Amendment No. 1 on Form 10-K/A to CIFC Corp.'s Annual Report on Form 10-K for the year ended December 31, 2014;

  •
  CIFC Corp.'s Definitive Proxy Statement on Schedule 14A, filed on June 1, 2015 (solely to the extent incorporated by reference into Part III of CIFC Corp.'s Annual Report for the year ended December 31, 2014);

  •
  CIFC Corp.'s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015;

  •
  CIFC Corp.'s Current Reports on Form 8-K filed on June 26, 2015, July 28, 2015, September 24, 2015, October 26, 2015 (except for the information furnished pursuant to item 7.01 therein), October 29, 2015 and November 2, 2015; and

  •
  All other documents filed by CIFC Corp. under sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement/prospectus and before the date of the special meeting (other than documents and information furnished and not filed in accordance with SEC rules, unless expressly stated otherwise therein).

        Any statement made in this proxy statement/prospectus or in a document incorporated by reference into this this proxy statement/prospectus will be deemed to be modified or superseded for purposes of this proxy statement/prospectus to the extent that a statement contained in this proxy statement/prospectus or in a document incorporated by reference modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement/prospectus.

        You can obtain any of the filings incorporated by reference into this proxy statement/prospectus through us or from the SEC through the SEC's website at http://www.sec.gov. We will provide, without charge, to each person, including any beneficial owner, to whom a copy of this proxy statement/prospectus is delivered, upon written or oral request of such person, a copy of any or all of the reports and documents referred to above which have been or may be incorporated by reference into proxy statement/prospectus. You should direct requests for those documents to us at: CIFC Corp., 250 Park Avenue, 4th Floor, New York, NY 10177, Attention: Investor Relations, or by telephone at (212) 624-1200, or at our website at http://www.cifc.com. Except for the documents described above, information on our website is not otherwise incorporated by reference into this proxy statement/prospectus.

Annex A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG CIFC LLC, CIFC CORP. AND CIFC MERGER CORP.,

DATED AS OF NOVEMBER 11, 2015

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AGREEMENT AND PLAN OF MERGER

        This Agreement and Plan of Merger (the "Agreement") is made and entered into as of November 11, 2015, by and among CIFC LLC, a Delaware limited liability company (the "LLC"), CIFC Corp., a Delaware corporation (the "Corporation"), and CIFC Merger Corp., a Delaware corporation ("Merger Corp.") and a wholly owned subsidiary of the LLC.

RECITALS

        WHEREAS, the Corporation desires to implement a transaction (the "Reorganization Transaction") whereby the Corporation will (i) become a subsidiary of the LLC, and (ii) undertake certain related transactions;

        WHEREAS, the Reorganization Transaction contemplates, among other things, the merger of Merger Corp. with and into the Corporation (the "Merger"), with the stockholders of the Corporation having their shares of common stock converted into the right to receive an equal number of common shares representing limited liability company interests in the LLC, all pursuant to this Agreement;

        WHEREAS, for U.S. federal income tax purposes it is intended that the Merger qualify as a tax-deferred contribution of the common stock of the Corporation to the LLC within the meaning of Section 721 of the Internal Revenue Code of 1986, as amended (the "Code"); and

        WHEREAS, the Board of Directors of the Corporation, the sole member of the LLC and the Board of Directors of Merger Corp. each has determined that the Merger is advisable and in the best interests of the Corporation, the LLC and Merger Corp., respectively, and in the best interests of their respective shareholders and members, and have approved this Agreement and the Merger on the terms and subject to the conditions set forth in this Agreement.

        NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

ARTICLE ONE

        1.  The Merger.

          1.1    The Merger.     At the Effective Time (as defined in Section 1.2), subject to the terms and conditions of this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware ("Delaware Law"), (i) Merger Corp. shall be merged with and into the Corporation, (ii) the separate corporate existence of Merger Corp. shall cease, and (iii) the Corporation shall continue as the surviving corporation of the Merger. The Corporation as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

          1.2    Closing; Effective Time.     The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at such time, date and place as the parties may agree, but in no event prior to the satisfaction or waiver, where permitted, of each of the conditions set forth in Article 3 below (the "Closing Date"). In connection with the Closing, the parties shall cause the Merger to be consummated by filing a Certificate of Merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware, in accordance with the relevant provisions of Delaware Law (the time of such filing or such later time as provided therein being the "Effective Time").

          1.3    Effect of the Merger.     At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of Delaware Law.

          1.4    Surviving Corporation.

            (a)    Certificate of Incorporation and By-Laws of the Surviving Corporation.    As of the Effective Time, the Certificate of Incorporation and By-Laws of the Surviving Corporation

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    shall be amended and restated to be in the forms attached hereto as Exhibit A and Exhibit B, respectively.

            (b)    Officers and Directors.    The officers and directors of Merger Corp. immediately prior to the Effective Time shall be the officers and directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and By-Laws of the Surviving Corporation until their respective successors are duly appointed or until their earlier death, resignation or removal.

ARTICLE TWO

        2.  Effect on Capital Stock.

          2.1    Effect on Capital Stock.     By virtue of the Merger and without any action on the part of the Merger Corp., the Corporation or any of their respective stockholders, or any holder of any LLC Interests (as defined below), the following shall occur at the Effective Time:

            (a)    CIFC Corp. Common Stock.    Each share of common stock, par value $0.001 per share, of the Corporation ("Corporation Common Stock") issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares, as defined below) shall be converted into the right to receive one validly issued common share representing a limited liability company interest in the LLC ("LLC Share"). From and after the Effective Time, (i) all certificates representing Corporation Common Stock (other than Dissenting Shares) shall be deemed for all purposes to represent the number of LLC Shares into which the Corporation Common Stock they previously represented were converted into the right to receive in accordance with the immediately preceding sentence, and (ii) each holder of Corporation Common Stock (other than Dissenting Stockholders, as defined below) shall be automatically admitted to the LLC as a member of the LLC.

            (b)    Treasury Shares.    Each share of Corporation Common Stock that is owned by the Corporation as treasury stock, if any, shall be automatically converted without any consideration into the right to receive one LLC Share.

            (c)    CIFC LLC Interests.    In accordance with the limited liability company agreement of the LLC as in effect immediately prior to the Merger (the "LLC Agreement"), each limited liability company interest in the LLC (an "LLC Interest") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the LLC or the holder of such LLC Interests, cease to be outstanding, shall be automatically canceled and retired, and, simultaneously with the admission of members of the LLC pursuant to Section 2.1(a), each person or entity that was a member of the LLC immediately prior to the Effective Time shall, by virtue of the Merger, automatically cease to be a member of the LLC. In accordance with the LLC Agreement, any consideration paid by a member of the LLC prior to the Effective Time for any LLC Interests shall be returned to such member in connection with the cancelation and retirement of such LLC Interests.

            (d)    CIFC Merger Corp. Common Stock.    Each share of common stock, par value $0.01 per share, of Merger Corp. ("Merger Corp. Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued and fully paid share of common stock, par value $0.01 per share, of the Surviving Corporation ("Surviving Corporation Common Stock"). For clarity, as of the Effective Time, all of the issued and outstanding shares of Surviving Corporation Common Stock shall be held by the LLC.

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          2.2    Effect on Corporation Equity Incentive Plan.

            (a)   At the Effective Time, each option granted by the Corporation to purchase shares of Corporation Common Stock (each, a "Corporation Option") pursuant to the CIFC Corp. 2011 Stock Option and Incentive Plan (the "Stock Plan"), whether vested or unvested, that is outstanding and unexercised immediately prior to the Effective Time shall cease to represent a right to acquire shares of Corporation Common Stock and shall be converted automatically into an option to acquire LLC Shares, on the same terms and conditions, including, but not limited to, the same number of shares, same exercise price and same vesting conditions, as were applicable to such Corporation Option under the terms of the Stock Plan and the agreement evidencing the grant thereunder, and the LLC shall assume each such Corporation Option (hereinafter, "Assumed Option").

            (b)   At the Effective Time, each Corporation restricted stock unit that was issued under the Stock Plan (each a "Corporation Restricted Stock Unit Award") and that remains outstanding immediately prior to the Effective Time shall be automatically converted into a restricted share unit award denominated in LLC Shares, on the same terms and conditions, including, but not limited to, the same number of shares and same conditions, as were applicable to such Corporation Restricted Stock Unit Award under the terms of the Stock Plan and the agreement evidencing the grant thereunder, and the LLC shall assume each such Corporation Restricted Stock Unit Award (hereinafter, "Assumed Restricted Stock Unit Award").

            (c)   The LLC shall take such actions as are necessary for the assumption of the Assumed Options and Assumed Restricted Stock Unit Awards pursuant to this Section 2.2, including the reservation, issuance and listing of LLC Shares as is necessary to effectuate the transactions contemplated by this Section 2.2. The LLC shall prepare and file with the SEC a registration statement on an appropriate form, or a post-effective amendment to a registration statement previously filed under the 1933 Act, with respect to the LLC Shares subject to the Assumed Options and Assumed Restricted Stock Units.

          2.3    Certificates.

            (a)   As of the Effective Time, all outstanding shares of Corporation Common Stock shall no longer be outstanding and shall automatically be converted into the right to receive LLC Shares as described above, and, subject to Section 2.4, each holder of a certificate (or evidence of shares in book-entry form) which immediately prior to the Effective Time represented shares of Corporation Common Stock shall cease to have any rights with respect to such shares, except (A) with respect to any Dissenting Shares, (B) as otherwise provided by applicable law, and (C) any dividends or other distributions to which such holder is entitled to prior to the Effective Time, without any interest thereon.

            (b)   Subject to Section 2.4, each outstanding certificate (or evidence of shares in book-entry form) representing shares of Corporation Common Stock shall be deemed for all purposes, from and after the Effective Time, to represent the same number of LLC Shares into which the Corporation Common Stock they previously represented were converted into the right to receive in the Merger pursuant to Sections 2.1(a)-(c), as applicable. Holders of such outstanding certificates shall not be asked to surrender them for cancellation in connection with the Merger. Subject to Section 2.4, the registered owner on the books and records of the Corporation immediately prior to the Merger of all such outstanding certificates (or evidence of shares in book-entry form) shall have and be entitled to exercise all voting and other rights with respect to, and to receive dividends and other distributions upon the LLC Shares represented by such outstanding certificates (or evidence of shares in book-entry form) after the Effective Time. If, after the Effective Time, certificates representing shares of

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    Corporation Common Stock are presented to the LLC, or its designated transfer agent, such certificates shall be canceled and exchanged for certificates (or evidence of shares in book-entry form) representing LLC Shares.

            (c)   At and after the Effective Time, there shall be no transfers on the stock transfer books of the Corporation of shares of Corporation Common Stock that were outstanding immediately prior to the Effective Time.

            (d)   To the fullest extent permitted by law, none of the Corporation, the LLC, Merger Corp., or any other person shall be liable to any former stockholder of the Corporation for any amount properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar laws.

          2.4    Dissenting Shares.     Notwithstanding anything in this Agreement to the contrary, any shares of Corporation Common Stock that are issued and outstanding immediately prior to the Effective Time and which are held by a stockholder of the Corporation who has not voted or consented in writing to adopt this Agreement and who is entitled to demand, and properly demands, appraisal of such shares pursuant to, and who complies in all respects with, the provisions of Section 262 of the DGCL (such stockholders, the "Dissenting Stockholders", and such shares of Corporation Common Stock, the "Dissenting Shares"), shall not be converted into the right to receive LLC Shares, but instead shall be cancelled and Dissenting Stockholders shall cease to have any rights with respect to such Dissenting Shares, other than the right to be paid the fair value of such Dissenting Shares as may be granted pursuant to Section 262 of the DGCL, unless and until such Dissenting Stockholder shall have failed to perfect or shall have effectively withdrawn his demand or his lost rights to appraisal under the DGCL. If, after the Effective Time, any Dissenting Stockholder shall have failed to perfect, or shall have effectively withdrawn his or her demand or lost his or her rights to appraisal under the DGCL, (i) such Dissenting Stockholder's shares of Corporation Common Stock shall no longer be considered Dissenting Shares for the purposes of this Agreement, and such holder's shares of Corporation Common Stock shall thereupon be deemed to have been converted into, as of the Effective Time, the right to receive LLC Shares in accordance with Section 2.1(a), and any dividends or other distributions to which such holder is entitled, without any interest thereon, and (ii) such Dissenting Stockholder shall cease to be a Dissenting Stockholder, shares of Corporation Common Stock owned by such person shall cease to be Dissenting Shares, and such person shall be automatically admitted to the LLC as a member of the LLC.

ARTICLE THREE

        3.  Conditions.

          3.1    Conditions as to Each Party's Obligation to Effect the Merger.     The respective obligations of each party to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver (as set forth in Section 5.7) of the following conditions at or prior to the Closing Date:

            (a)   This Agreement shall have been duly adopted by the requisite vote of the stockholders of the Corporation.

            (b)   The Corporation shall have received from its counsel, Simpson Thacher & Bartlett LLP, an opinion, in form and substance satisfactory to the Corporation, to the effect that (i) the Merger qualifies as a tax-deferred contribution of Corporation Common Stock to the LLC under Section 721 of the Code, and (ii) the LLC will be treated for U.S. federal income tax purposes as a partnership, and not as an association or publicly traded partnership taxable as a corporation.

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            (c)   The LLC Shares issuable to stockholders of the Corporation pursuant to this Agreement shall have been approved for listing on the NASDAQ Stock Market, subject to official notice of issuance.

            (d)   The Registration Statement on Form S-4 (the "Form S-4") filed with the Securities and Exchange Commission by the LLC in connection with the Merger shall have become effective under the Securities Act of 1933, as amended, and shall not be the subject of any stop order or the initiation of any proceeding seeking a stop order.

            (e)   No order, injunction or decree has been issued by any court of competent jurisdiction or other legal restraint or prohibition preventing consummation of the Merger or any of the transactions related thereto, shall be in effect.

            (f)    The Corporation and the LLC shall have received all governmental approvals and third party consents to the Merger and other transactions described in the Form S-4, except for consents as would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Corporation, the LLC and their subsidiaries taken as a whole.

ARTICLE FOUR

        4.  Termination.

          4.1    Termination of Agreement.     This Agreement may be terminated, and the Merger may be abandoned, at any time and for any reason prior to the Effective Time, before or after the approval of this Agreement by the stockholders of the Corporation, by either (i) the mutual written consent of the Board of Directors of the Corporation, the sole member of the LLC and the Board of Directors of Merger Corp., or (ii) the Board of Directors of the Corporation in its sole discretion.

          4.2    Effect of Termination and Abandonment.     In the event of termination of this Agreement and abandonment of the Merger pursuant to this Article 4, this Agreement shall forthwith become null and void, will have no effect, and no party hereto (or any of their respective directors, members or officers) shall have any liability or further obligation to any other party to this Agreement.

ARTICLE FIVE

        5.  General Provisions.

          5.1    Entire Agreement.     This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto.

          5.2    Amendment.    This Agreement may be amended by the parties hereto at any time before or after approval of the Agreement by the stockholders of the Corporation, but after such stockholder approval, no amendment shall be made that by law requires the further approval of such stockholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

          5.3    Governing Law.     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

          5.4    Counterparts.    This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such

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  counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all of the parties hereto.

          5.5    Headings.    Headings of the Articles and Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

          5.6    Severability.    Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

          5.7    Waiver of Conditions.     The conditions to each of the parties' obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law.

          5.8    No Third-Party Beneficiaries.     This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

        [Signature Page Follows]

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        IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.

CIFC Corp.
By:	/s/ JULIAN WELDON Name: Julian Weldon Title: General Counsel
CIFC LLC
By:	CIFC Corp., its sole member
By:	/s/ JULIAN WELDON Name: Julian Weldon Title: General Counsel
CIFC Merger Corp.
By:	/s/ JULIAN WELDON Name: Julian Weldon Title: General Counsel

SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER

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Exhibit A

FORM OF AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF CIFC CORP.

        FIRST: The name of the Corporation is CIFC Corp. (the "Corporation").

        SECOND: The registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, New Castle County; and the name of the Corporation's registered agent at such address is Corporation Service Company.

        THIRD: The purposes of the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

        FOURTH: The total number of shares of stock that the Corporation is authorized to issue is 1,000 shares of Common Stock, par value $.01 per share.

        FIFTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the By-Laws of the Corporation. Unless and except to the extent that the By-Laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

        SIXTH: Except as otherwise provided by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, to the fullest extent permitted by law, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment, modification or repeal of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, modification or repeal.

Exhibit B

CIFC CORP.

FORM OF AMENDED AND RESTATED BY-LAWS

ARTICLE I

MEETINGS OF STOCKHOLDERS

        Section 1.    Place of Meeting.    Meetings of the stockholders of CIFC Corp. (the "Corporation") shall be held at such place either within or without the State of Delaware as the Board of Directors may determine.

        Section 2.    Annual and Special Meetings.    Annual meetings of stockholders shall be held, at a date, time and place fixed by the Board of Directors and stated in the notice of meeting, to elect a Board of Directors and to transact such other business as may properly come before the meeting. Special meetings of the stockholders of the Corporation may be called only by the Chief Executive Officer of the Corporation, a President of the Corporation or by the Board of Directors pursuant to a resolution approved by the Board of Directors.

        Section 3.    Notice.    Except as otherwise provided by law, at least 10 and not more than 60 days before each meeting of stockholders, written notice of the time, date and place of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder.

        Section 4.    Quorum.    At any meeting of stockholders, the holders of record, present in person or by proxy, of a majority of the Corporation's issued and outstanding capital stock shall constitute a quorum for the transaction of business, except as otherwise provided by law. In the absence of a quorum, any officer entitled to preside at or to act as secretary of the meeting shall have power to adjourn the meeting from time to time until a quorum is present.

        Section 5.    Voting.    Except as otherwise provided by law, all matters submitted to a meeting of stockholders shall be decided by vote of the holders of record, present in person or by proxy, of a majority of the Corporation's issued and outstanding capital stock.

        Section 6.    Action by Written Consent of Stockholders.    Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

ARTICLE II

DIRECTORS

        Section 1.    Number, Election and Removal of Directors.    The Board of Directors of the Corporation shall consist of such number of directors as shall from time to time be fixed by resolution of the Board of Directors or by the stockholders. The Directors shall be elected by stockholders at their annual meeting. Vacancies and newly created directorships resulting from any increase in the number of Directors may be filled by a majority of the Directors then in office, although less than a quorum, or by the sole remaining Director or by the stockholders. A Director may be removed with or without cause by the stockholders.

        Section 2.    Meetings.    Regular meetings of the Board of Directors shall be held at such times and places as may from time to time be fixed by the Board of Directors or as may be specified in a notice of meeting. Special meetings of the Board of Directors may be held at any time upon the call of the Chairman of the Board or the Chief Executive Officer or President (or the officer of the Corporation acting in such capacity).

        Section 3.    Notice.    Notice need not be given of regular meetings of the Board of Directors. At least one business day before each special meeting of the Board of Directors, written or oral (either in person or by telephone), notice of the time, date and place of the meeting and the purpose or purposes for which the meeting is called, shall be given to each Director; provided that notice of any meeting need not be given to any Director who shall be present at such meeting (in person or by telephone) or who shall waive notice thereof in writing either before or after such meeting.

        Section 4.    Quorum.    One third of the total number of Directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board of Directors, the Directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until such a quorum is present. Except as otherwise provided by law, the Certificate of Incorporation of the Corporation, these By-Laws or any contract or agreement to which the Corporation is a party, the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors.

        Section 5.    Committees.    The Board of Directors may, by resolution adopted by the Board of Directors, designate one or more committees, including, without limitation, an Executive Committee, to have and exercise such power and authority as the Board of Directors shall specify. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another Director to act as the replacement for the absent or disqualified member.

        Section 6.    Action by Unanimous Consent of Directors.    Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

ARTICLE III

OFFICERS

        The officers of the Corporation may consist of a Chief Executive Officer, a President, a Secretary, and such other additional officers with such titles as the Board of Directors shall determine, all of which shall be chosen by and shall serve at the pleasure of the Board of Directors. Such officers shall have the usual powers and shall perform all the usual duties incident to their respective offices. All

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officers shall be subject to the supervision and direction of the Board of Directors. The authority, duties or responsibilities of any officer of the Corporation may be suspended by the Chief Executive Officer, if any, or any President, with or without cause. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause. The Board of Directors may elect or appoint co-Chairmen of the Board, co-Chief Executive Officers or co-Presidents and, in such case, references in these By-Laws to the Chairman of the Board, the Chief Executive Officer or to the President shall refer to each such co-Chairman of the Board, co-Chief Executive Officer or co-President, as the case may be.

ARTICLE IV

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

        Section 1.    Right to Indemnification.    The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "Covered Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 3 of this Article, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the Corporation.

        Section 2.    Advancement of Expenses.    The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article IV or otherwise.

        Section 3.    Claims.    If a claim for indemnification under this Article IV (following the final disposition of such proceeding) is not paid in full within sixty days after the Corporation has received a claim therefor by the Covered Person, or if a claim for any advancement of expenses under this Article IV is not paid in full within thirty days after the Corporation has received a statement or statements requesting such amounts to be advanced, the Covered Person shall thereupon (but not before) be entitled to file suit to recover the unpaid amount of such claim. If successful in whole or in part, the Covered Person shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action, the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses hereunder or under applicable law.

        Section 4.    Nonexclusivity of Rights.    The rights conferred on any Covered Person by this Article IV shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-Laws, agreement, vote of stockholders or disinterested directors or otherwise.

        Section 5.    Other Sources.    The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or

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agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit entity.

        Section 6.    Amendment or Repeal.    Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these By-Laws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.

        Section 7.    Other Indemnification and Advancement of Expenses.    This Article IV shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE V

GENERAL PROVISIONS

        Section 1.    Fiscal Year.    The fiscal year of the Corporation shall be fixed by the Board of Directors.

        Section 2.    Corporate Books.    The books of the Corporation may be kept at such place within or outside the State of Delaware as the Board of Directors may from time to time determine.

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Annex B

FORM OF

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

CIFC LLC

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		Page
Section 17.4	Binding Effect	51
Section 17.5	Headings	51
Section 17.6	Severability	51
Section 17.7	Counterpart Execution	51
Section 17.8	Effectiveness	51
Section 17.9	Governing Law	52

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AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

CIFC LLC

        This Amended and Restated Limited Liability Company Agreement (together with the schedules and exhibits attached hereto, and as amended, restated, supplemented or otherwise modified from time to time, this "Agreement") of CIFC LLC, a Delaware limited liability company (the "Company"), effective immediately prior to the Effective Time (as defined in Section 1.1 hereto), is entered into by CIFC Corp., a Delaware corporation ("CIFC Corp."), and each other Person (as defined in Section 1.1 hereto) who becomes a Shareholder (as defined in Section 1.1 hereto) as provided herein. Capitalized terms used in this Agreement and not otherwise defined have the meanings set forth in Section 1.1 hereto.

WITNESSETH

        WHEREAS, the Company has been formed as a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.), as amended from time to time (the "Act"), pursuant to (a) the Certificate of Formation of the Company, dated July 24, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the "Certificate of Formation"), as filed in the office of the Secretary of State of the State of Delaware on July 24, 2015, and (b) the Limited Liability Company Agreement of the Company, dated as of July 24, 2015 (the "Original Agreement"), executed by CIFC Corp., as sole member;

        WHEREAS, the Company is a party to that certain Agreement and Plan of Merger, dated as of November 11, 2015 (the "Merger Agreement"), among the Company, CIFC Corp. and CIFC Merger Corp. ("Merger Sub"), pursuant to which, at the Effective Time, Merger Sub will merge with and into CIFC Corp. with CIFC Corp. being the surviving entity as a wholly-owned subsidiary of the Company (the "Merger");

        WHEREAS, at the Effective Time, pursuant to the Merger Agreement and without any action on the part of any other Person (a) each share of CIFC Corp. Common Stock (as defined in Section 1.1 hereto) issued and outstanding (including any such shares that are owned by CIFC Corp. as treasury stock) immediately prior to the Effective Time (other than Dissenting Shares (as defined in Section 1.1 hereto)) shall be converted into the right to receive one validly issued Common Share (as defined in Section 1.1 hereto) and (b) all certificates representing shares of CIFC Corp. Common Stock (other than those certificates representing Dissenting Shares) shall be deemed for all purposes to represent the number of Common Shares into which the CIFC Corp. Common Stock they previously represented were converted into the right to receive in accordance with the Merger Agreement; and

        WHEREAS, at the Effective Time, pursuant to this Agreement and the Merger Agreement and without any action on the part of any other Person, (a) the Company shall automatically issue to each holder of CIFC Corp. Common Stock (other than Dissenting Stockholders (as defined in Section 1.1 hereto)) one Common Share for each share of CIFC Corp. Common Stock owned by him, her or it, (b) each holder of CIFC Corp. Common Stock (other than Dissenting Stockholders) automatically shall be admitted to the Company as a Common Shareholder, and (c) each limited liability company interest in the Company issued and outstanding immediately prior to the Effective Time shall cease to be outstanding, shall be automatically canceled and retired, and each Person that was a member of the Company immediately prior to the Effective Time shall automatically cease to be a member of the Company, and, in each case, any contribution of money or other property by any such member in respect of any such limited liability company interest in the Company shall be returned in connection with the cancellation and retirement of such interest in the Company.

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        NOW, THEREFORE, the parties hereto hereby amend and restate the Original Agreement in its entirety to read, and hereby agree, as follows:

ARTICLE 1

DEFINITIONS

        Section 1.1    Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a)   "2011 Incentive Plan" means CIFC Corp.'s 2011 Stock Option and Incentive Plan, as amended from time to time, and any successor thereto.

          (b)   "Act" has the meaning set forth in the recitals to this Agreement.

          (c)   "Adjusted Capital Account Deficit" means, with respect to any Shareholder, the deficit balance, if any, in such Shareholders' Capital Account as of the end of the applicable Fiscal Year after (i) crediting thereto any amounts which such Shareholder is, or is deemed to be, obligated to restore pursuant to U.S. Treasury Regulations Section 1.704-2(g)(1) and Section 1.704-2(i)(5) and (ii) debiting such Capital Account by the amount of the items described in U.S. Treasury Regulations Section 1.704 1(b)(2)(ii)(d)(4), (5) and (6). The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of U.S. Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

          (d)   "Affiliate" means, with respect to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

          (e)   "Agreement" has the meaning set forth in the preamble to this Agreement.

          (f)    "All or Substantially All" has the meaning given to such term in the jurisprudence interpreting and applying Section 271 of the DGCL, as if the Company were a Delaware corporation.

          (g)   "Assumed Option" has the meaning set forth in Section 3.1(d).

          (h)   "Assumed Restricted Stock Unit Award" has the meaning set forth in Section 3.1(e).

          (i)    "Assumed Warrant" has the meaning set forth in Section 3.1(f).

          (j)    "Attorney-in-Fact" has the meaning set forth in Section 2.8(a).

          (k)   "Bankruptcy" means, with respect to any Person, (i) if such Person (A) makes an assignment for the benefit of creditors, (B) files a voluntary petition in bankruptcy, (C) is adjudged bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, (D) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, (E) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, or (F) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Person or of all or any substantial part of its properties, or (ii) if within one hundred twenty (120)  days after the commencement of any proceeding against the Person seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, said proceeding has not been dismissed, or if within ninety (90) days after the appointment without such Person's consent or

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  acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, said appointment is not vacated or stayed, or within ninety (90) days after the expiration of any such stay, the appointment is not vacated. The foregoing definition of "Bankruptcy" is intended to replace and shall supersede and replace the definition of "Bankruptcy" set forth in Sections 18-101(1) and 18-304 of the Act.

          (l)    "Board" or "Board of Directors" means the board of directors of the Company.

          (m)  "Board Initiated Dissolution" means that the Board of Directors has adopted a resolution that it deems it advisable for the Company to be dissolved and after such adoption causes notice of the adoption of such resolution and of a meeting of the Shareholders to take action upon the resolution to be mailed or delivered by Electronic Transmission to each Shareholder entitled to vote thereon.

          (n)   "Business Solicitation Statement" has the meaning set forth in Section 6.11(e).

          (o)   "Bylaw Provisions" means (i) Article 10 and Article 11 hereof; (ii) Section 2.7, the last two sentences of Section 4.1(a), Section 4.1(c), Section 6.2, Section 6.3(b), Section 6.6, the first two sentences of Section 6.8, Section 6.11, Section 6.12, Section 6.14 (other than the last sentence therein), Section 8.3, Section 8.5, Section 9.1, Section 9.3(a) (except for the proviso therein), Section 9.4, Section 9.5, Section 9.6(a), Section 9.6(b), Section 9.7, Section 9.8, Section 9.9(a), Section 9.9(d), Section 13.2 and Sections 17.1 through and including Section 17.3; (iii) any provision adopted pursuant to Section 13.2(b); and (iv) any term defined in this Section 1.1 that is used in any of the provisions of this Agreement set out in subsections (i), (ii) or (iii) of this definition unless such term is a DGCL-Implementing Provision by virtue of subsection (iv) of the definition of DGCL-Implementing Provision or a Charter Provision by virtue of subsection (v) of the definition of Charter Provision.

          (p)   "Capital Account" has the meaning set forth in Section 7.1.

          (q)   "Capital Contribution" means any cash, cash equivalents or the fair market value of property that a Shareholder contributes or is deemed to have contributed to the Company in accordance with this Agreement.

          (r)   "Carrying Value" means, with respect to any Company asset, the asset's adjusted basis for U.S. federal income tax purposes, except that the initial Carrying Value of assets contributed to the Company shall be their respective gross fair market values on the date of contribution as determined by the Board of Directors, and the Carrying Values of all Company assets shall be adjusted to equal their respective fair market values, in accordance with the rules set forth in U.S. Treasury Regulations Section 1.704-1(b)(2)(iv)(f) and (s), except as otherwise provided herein, as of: (i) the date of the acquisition of any additional Shares by any new or existing Shareholder in exchange for more than a de minimis Capital Contribution; (ii) the date of the distribution of more than a de minimis amount of Company assets to a Shareholder in exchange for any Shares; (iii) the date any Shares are relinquished to the Company; (iv) the date that the Company issues more than a de minimis number of Shares to a new Shareholder in exchange for services; or (v) any other date specified in the U.S. Treasury Regulations; provided however that adjustments pursuant to clauses (i), (ii) (iii), (iv) and (v) above shall be made only if such adjustments are deemed necessary or appropriate by the Board of Directors to reflect the relative economic interests of the Shareholders. In the case of any asset that has a Carrying Value that differs from its adjusted tax basis, Carrying Value shall be adjusted by the amount of depreciation calculated for purposes of the definition of "Net Income (Loss)" rather than the amount of depreciation determined for U.S. federal income tax purposes.

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          (s)   "Certificate" means a certificate issued in global form in accordance with the rules and regulations of the Depositary or in such other form as may be adopted by the Board of Directors, issued by the Company evidencing ownership of Shares.

          (t)    "Certificate of Formation" has the meaning set forth in the recitals to this Agreement.

          (u)   "Charter Provisions" means (i) Article 3 (other than Section 3.2(b), Section 3.2(e), Section 3.5 and Section 3.6); (ii) Section 2.5, Section 2.10 (other than the first sentence thereof), the proviso of Section 9.3, Section 10.2 and Section 13.3; (iii) any provision adopted pursuant to Section 13.3(d); (iv) any Share Designation approved by the Board of Directors pursuant to this Agreement; and (v) any term defined in this Section 1.1 that is used in (y) any of the provisions of this Agreement set out in subsections (i), (ii) or (iii) of this definition or (z) any Share Designation approved by the Board of Directors pursuant to this Agreement, unless such term is a DGCL-Implementing Provision by virtue of subsection (iv) of the definition of DGCL-Implementing Provision.

          (v)   "CIFC Corp." has the meaning set forth in the preamble to this Agreement.

          (w)  "CIFC Corp. Common Stock" means each share of common stock, par value $0.001 per share, of CIFC Corp. issued and outstanding immediately prior to the Effective Time.

          (x)   "CIFC Corp. Option" has the meaning set forth in Section 3.1(d).

          (y)   "CIFC Corp. Restricted Stock Unit Award" has the meaning set forth in Section 3.1(e).

          (z)   "CIFC Corp. Warrant" has the meaning set forth in Section 3.1(f).

          (aa) "Code" means the U.S. Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor law.

          (bb) "Common Share" means each limited liability company interest in the Company having the rights and obligations specified with respect to Common Shares in this Agreement.

          (cc) "Common Shareholder" means each Person in whose name a Common Share is registered on the books of the Company or, if such books are maintained by the Transfer Agent, on the books of the Transfer Agent. Each Common Shareholder shall be a member of the Company.

          (dd) "Company" has the meaning set forth in the preamble to this Agreement.

          (ee) "Company Group" means the Company and its Subsidiaries treated as a single consolidated entity. For purposes of this definition, "Subsidiary" means (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by the Company, by one or more Subsidiaries of the Company or a combination thereof, (b) a partnership (whether general or limited) in which the Company or a Subsidiary of the Company is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership (considering all of the partnership interests of the partnership as a single class) are owned, directly or indirectly, at the date of determination, by the Company, by one or more Subsidiaries of the Company, or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which the Company, one or more Subsidiaries of the Company, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

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          (ff)  "Company Minimum Gain" shall have the meaning attributed to "partnership minimum gain" as set forth in U.S. Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

          (gg) "Court of Chancery" means the Court of Chancery of the State of Delaware.

          (hh) "Covered Person" has the meaning set forth in Section 11.1(a).

          (ii)   "Depositary" means The Depository Trust Company and its successors and permitted assigns.

          (jj)   "Derivative Instrument" has the meaning set forth in Section 6.11(e).

          (kk) "DGCL" means the General Corporation Law of the State of Delaware, as amended from time to time.

          (ll)   "DGCL-Implementing Provisions" means (i) Articles 5, 12 and 16; (ii) Section 1.2, Sections 2.6 through and including 2.9, the first sentence of Section 2.10, Section 3.2(b), Section 3.1(g) Section 3.2(e), Section 3.5, Section 3.6, Section 4.1 (other than the last two sentences of Section 4.1(a) and Section 4.1(c)), Section 4.4, Section 4.5, Section 6.1, Section 6.4, Section 6.5, Section 6.7, the third and last sentences of Section 6.8(a), Section 6.9, Section 6.10, the last sentence of Section 6.14, Section 6.15, Section 8.1, Section 8.2, Section 8.6, the proviso of Section 9.3(a), Section 9.3(b), Section 9.6(c), Section 9.10, Section 13.4 and Sections 17.5 through and including 17.9; (iii) any provision adopted pursuant to Section 13.5(c) and (iv) any term defined in this Section 1.1 that is used in any of the provisions of this Agreement set out in subsections (i), (ii) or (iii) of this definition.

          (mm)  "Directors" means the individuals elected to the Board of Directors from time to time in accordance with this Agreement. Each Director is hereby designated as a "manager" of the Company within the meaning of Section 18-101(10) of the Act.

          (nn) "Dissenting Shares" has the meaning set forth in the Merger Agreement.

          (oo) "Dissenting Stockholders" has the meaning set forth in the Merger Agreement.

          (pp) "Effective Time" has the meaning set forth in the Merger Agreement.

          (qq) "Electronic Transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

          (rr)  "Equity Incentive Plan" means the 2011 Incentive Plan and any other duly approved equity incentive plan of the Company.

          (ss)  "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time.

          (tt)  "Fiscal Year" has the meaning set forth in Section 17.1.

          (uu) "GAAP" means generally accepted accounting principles in effect in the United States, consistently applied.

          (vv) "Group Member" means a member of the Company Group.

          (ww)  "Liquidator" means one or more Persons selected by the Board of Directors to perform the functions described in Article 16, as liquidating trustee of the Company within the meaning of the Act.

          (xx) "Merger" has the meaning set forth in the recitals to this Agreement.

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          (yy) "Merger Agreement" has the meaning set forth in the recitals to this Agreement.

          (zz) "National Securities Exchange" means an exchange registered with the SEC under Section 6(a) of the Exchange Act.

          (aaa)  "Net Income" and "Net Loss" shall mean, for each Fiscal Year, an amount equal to the Company's taxable income or loss for such Fiscal Year, determined in accordance with the accounting method used by the Company for U.S. federal income tax purposes, with the following adjustments:

          (a)   any income of the Company exempt from U.S. federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition shall be added to such taxable income or loss;

          (b)   any expenditures of the Company described in Section 705(a)(2)(B) of the Code (or treated as expenditures described in Section 705(a)(2)(B) of the Code pursuant to U.S. Treasury Regulations Section 1.704-1(b)(2)(iv)(i)) and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition shall be subtracted from such taxable income or loss;

          (c)   in the event the Carrying Value of any Company asset is adjusted in accordance with the definition of "Carrying Value," the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

          (d)   in accordance with the U.S. Treasury Regulations promulgated under Section 704(b) of the Code, gain or loss resulting from any disposition of any asset of the Company with respect to which gain or loss is recognized for U.S. federal income tax purposes and depreciation and amortization in respect of a Company asset shall be computed by reference to the Carrying Value of the asset, notwithstanding that the adjusted tax basis of such asset differs from such Carrying Value; and

          (e)   notwithstanding any other provision of this definition, any items which are specially allocated under Section 7.4 shall not be taken into account in the computation of "Net Income" or "Net Loss," but shall be calculated using the principles of this definition.

          (bbb)  "New Implementation" has the meaning set forth in Section 13.4.

          (ccc)  "Nomination Solicitation Notice" has the meaning set forth in Section 6.12(f).

          (ddd)  "Nonrecourse Deductions" shall have the meaning set forth in U.S. Treasury Regulations Section 1.704-2(b)(1).

          (eee)  "Nonrecourse Liability" shall have the meaning set forth in U.S. Treasury Regulations Section 1.704-2(b)(3).

          (fff) "Officer" means an officer of the Company elected in accordance with Article 10.

          (ggg)  "Opinion of Counsel" means a written opinion of counsel (who may be regular counsel to the Company or the Board of Directors or any of its Affiliates or in-house counsel) acceptable to the Board of Directors.

          (hhh)  "Order" means any order, injunction, decree, ruling, stipulation or assessment of any federal, state, local, municipal, foreign or other government (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body, court or other tribunal).

          (iii)  "Original Agreement" has the meaning set forth in the recitals to this Agreement.

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          (jjj)  "Other Provisions" means any provision of this Agreement that is not a DGCL-Implementing Provision, a Charter Provision or a Bylaw Provision.

          (kkk)  "Outstanding" means, with respect to Shares, all Shares that are issued by the Company and reflected as outstanding on the books and records of the Company as of the date of determination.

          (lll)  "Percentage Interest" means as of any date of determination, as to any Shareholder, the quotient obtained by dividing (i) the number of any class or series of Common Shares or Preferred Shares, as applicable, held by such Person by (ii) the total number of all classes or series of Outstanding Common Shares or Outstanding Preferred Shares, as applicable.

          (mmm)  "Person" means a natural person, partnership (whether general or limited), limited liability company, trust (including a common law trust, business trust, statutory trust, voting trust or any other form of trust), estate, association (including any group, organization, co-tenancy, plan, board, council or committee), corporation, government (including a country, state, county or any other governmental subdivision, agency or instrumentality), custodian, nominee or any other individual or entity (or series thereof) in its own or any representative capacity, in each case, whether domestic or foreign.

          (nnn)  "Preferred Share" means a limited liability company interest in the Company that is authorized and issued in accordance with the terms of this Agreement after the Effective Time and having the rights and obligations specified in this Agreement with respect to Preferred Shares or a particular series thereof.

          (ooo)  "Preferred Shareholders" means each Person in whose name a Preferred Share is registered on the books of the Company or, if such books are maintained by the Transfer Agent, on the books of the Transfer Agent. Each Preferred Shareholder shall be a member of the Company.

          (ppp)  "Record Date" means the date established by the Board of Directors in accordance with Section 6.5.

          (qqq)  "Registration Statement" means the Registration Statement on Form S-4 for the Company, as filed with the SEC, as amended from time to time.

          (rrr) "SEC" means the United States Securities and Exchange Commission.

          (sss) "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, as amended from time to time.

          (ttt) "Share Designation" means a writing approved by the Board of Directors or a committee of the Board of Directors setting forth the designations, powers, preferences and rights, and the qualifications, limitations or restrictions, of a series of Preferred Shares. A Share Designation shall be effective when a duly executed original of the same is delivered to the Secretary of the Company for inclusion among the books and records of the Company, and shall constitute part of this Agreement. The terms of any Share Designation approved by the Board of Directors or a committee of the Board of Directors in accordance with this Agreement (i) shall include only those terms that would not be prohibited in a certificate of designation pursuant to the DGCL if the Company were a Delaware corporation, (ii) shall be deemed to amend the provisions of this Agreement, in the same manner and fashion that a certificate of designation amends a certificate of incorporation pursuant to the DGCL, and (iii) may be amended or eliminated (and the number of Preferred Shares represented by such Share Designation may be increased or decreased) in the same manner as could be accomplished under the DGCL with respect to a certificate of designation. Any amendment or elimination (or increase or decrease in the number of Preferred Shares) referenced in clause (iii) of the immediately preceding sentence shall have the same effect

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  as an amendment or elimination (or increase or decrease of shares of preferred stock designated by such certificate of designation) of a certificate of designation pursuant to the DGCL.

          (uuu)  "Share Majority" means a majority of the votes entitled to be cast by the holders of the Outstanding Voting Shares.

          (vvv)  "Shareholders" means, collectively, the Common Shareholders and the Preferred Shareholders. For purposes of Section 5.3 only, the term "Shareholders" includes a Person who is the beneficial owner of Shares held either in a voting trust or by a nominee on behalf of such Person.

          (www)  "Shareholder Associated Person" has the meaning set forth in Section 6.11(f).

          (xxx)  "Shareholder Minimum Gain" shall mean an amount, determined in accordance with U.S. Treasury Regulations Section 1.704-2(i)(3) with respect to each Shareholder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Shareholder Nonrecourse Debt were treated as a Nonrecourse Liability.

          (yyy)  "Shareholder Nonrecourse Debt" shall have the meaning attributed to "partner nonrecourse debt" as set forth in U.S. Treasury Regulations Section 1.704-2(b)(4).

          (zzz)  "Shareholder Nonrecourse Deductions" shall have the meaning attributed to "partner nonrecourse deductions" as set forth in U.S. Treasury Regulations Section 1.704-2(i).

          (aaaa)  "Shares" means, collectively, the Common Shares and the Preferred Shares. As of the Effective Time, there are two classes of Shares: the Common Shares and the Preferred Shares.

          (bbbb)  "Shareholders Agreement" means the agreement by and between CIFC Corp. and Bounty Investments, LLC, dated June 9, 2010, as amended from time to time.

          (cccc)  "Similar Item" has the meaning set forth in Section 6.4(c).

          (dddd)  "Tax Matters Partner" means the "tax matters partner" or "partnership representative," as applicable, as defined in the Code.

          (eeee)  "Transfer Agent" means, with respect to the Shares, American Stock & Transfer Trust Company, any successor thereto or any other Person designated by the Board.

          (ffff)  "U.S. Treasury Regulations" means the regulations promulgated under the Code. Any reference herein to a specific section or sections of the U.S. Treasury Regulations shall be deemed to include a reference to any corresponding provision of any successor law.

          (gggg)  "Voting Shares" means, collectively, the Common Shares and any series of Preferred Shares that are designated as Voting Shares in a Share Designation. Except as otherwise expressly provided in this Agreement or in any Share Designation, all Voting Shares shall vote together as a single class or group.

          (hhhh)  "Warrant Agreement" means the Warrant to Purchase Common Stock of the Company, dated September 22, 2014, between the Company and DFR Holdings, LLC, a Delaware limited liability company, as amended from time to time.

        Section 1.2    Interpretation.

          (a)   Unless the context requires otherwise:

            (i)    any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa;

            (ii)   references to Articles and Sections refer to Articles and Sections of this Agreement;

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            (iii)  the terms "include" or "includes" means includes, without limitation, and "including" means including, without limitation;

            (iv)  any provision of the DGCL referred to in, or incorporated by reference by, this Agreement shall, unless otherwise provided in this Agreement, be applied mutatis mutandis to the Company, the Shareholders and this Agreement, as if the Company were a Delaware corporation and the Shareholders were stockholders of a Delaware corporation;

            (v)   to the fullest extent permitted by law, any ambiguity in this Agreement in or among provisions of this Agreement in effect immediately following the Effective Time shall be interpreted so that the internal affairs of the Company are governed as closely as possible to the manner that the internal affairs of CIFC Corp. were governed immediately prior to the Effective Time;

            (vi)  any subchapter or provision of the DGCL (including, but not limited to, any terms defined therein) referred to in, or incorporated by reference by, this Agreement shall, unless otherwise provided in this Agreement, be applied and interpreted consistently with the jurisprudence regarding such subchapter or provision; and

            (vii) any provision of the Act or the DGCL referred to in, or incorporated by reference by, this Agreement shall refer to such provisions of the Act or the DGCL as they are amended from time to time and in effect at the time of the applicable action.

          (b)   It is the intent of the parties hereto that, except as otherwise provided herein, this Agreement shall govern the Company in a manner that is substantially similar to the governance of CIFC Corp. in effect immediately prior to the Effective Time.

ARTICLE 2

THE COMPANY

        Section 2.1    Name. The name of the limited liability company is CIFC LLC.

        Section 2.2    Registered Agent and Registered Office. The registered office of the Company in the State of Delaware and the name of its registered agent are as set forth in the Certificate of Formation.

        Section 2.3    Other Offices. The Company may have offices at such places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Company may require.

        Section 2.4    Filings. The execution, delivery and filing of the Certificate of Formation of the Company with the Secretary of State of the State of Delaware by Nickolas Milonas, as an "authorized person" of the Company within the meaning of the Act, are hereby authorized, approved, ratified and confirmed. Upon the execution of this Agreement, any Officer or any Person authorized by the Board shall be an "authorized person" of the Company within the meaning of the Act. Any Officer or any Person authorized by the Board shall execute, deliver and file any other certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business.

        Section 2.5    Purpose.

          (a)   The purpose for which the Company is formed is to engage in any and all lawful acts or activities for which limited liability companies may be formed under the Act.

          (b)   Notwithstanding anything in this Agreement to the contrary, without the consent of any Person, the transactions contemplated by the Merger Agreement are hereby authorized, approved, ratified and confirmed and each Officer is hereby authorized to take any action, in the name of or

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  on behalf of the Company or otherwise, to consummate the transactions contemplated thereby. The foregoing authorization shall not be deemed a restriction on the powers of any Person to enter into other agreements on behalf of the Company in accordance with this Agreement.

        Section 2.6    Powers. The Company shall have the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purposes of the Company set forth in this Agreement.

        Section 2.7    Fiduciary Duties of Directors and Officers. Notwithstanding anything to the contrary contained herein or any duty otherwise existing at law, in equity or otherwise relating to managers or officers of a Delaware limited liability company, the Directors and Officers shall owe the same fiduciary duties to the Company, Company creditors, Shareholders and any other Person bound by this Agreement as the Directors and Officers would owe under Delaware law were the Company a Delaware corporation and the Shareholders were stockholders of such corporation, and the Directors were members of the board of directors, and the Officers were officers, respectively, of such corporation. The parties intend that the fiduciary duties of the Directors and Officers shall be applied and interpreted consistently with the jurisprudence regarding such fiduciary duties of directors and officers of a Delaware corporation incorporated under the DGCL.

        Section 2.8    Power of Attorney.

          (a)   To the fullest extent permitted by law, each Shareholder (in its, his or her capacity as such) hereby constitutes and appoints each Director, each Officer and, if a Liquidator shall have been appointed by the Board of Directors, the Liquidator (each, an "Attorney-in-Fact"), as the case may be, with full power of substitution, as its, his or her true and lawful agent and attorney-in-fact, with full power and authority in its, his or her name, place and stead, to:

            (i)    execute, swear to, acknowledge, deliver, file and record in the appropriate public offices:

              (A)  all certificates, documents and other instruments that such Attorney-in-Fact determines to be necessary or appropriate to form, qualify or continue the existence or qualification of the Company as a limited liability entity in the State of Delaware and/or in any other jurisdictions in which the Company may conduct business or own property;

              (B)  all certificates, documents and other instruments that such Attorney-in-Fact determines to be necessary or appropriate to reflect any amendment, change, modification or restatement of this Agreement adopted in accordance with this Agreement;

              (C)  all certificates, documents and other instruments (including conveyances) that such Attorney-in-Fact determines to be necessary or appropriate to reflect the dissolution, winding up and termination of the Company pursuant to the terms of this Agreement;

              (D)  all certificates, documents and other instruments relating to the admission, resignation, removal or substitution of any Shareholder pursuant to this Agreement;

              (E)  all certificates, documents and other instruments relating to the determination of the powers, designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions thereof, of any class or series of Shares issued pursuant to this Agreement; and

              (F)  all certificates, documents and other instruments (including merger agreements and certificates of merger) relating to a merger, consolidation or conversion of the Company adopted in accordance with this Agreement.

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            (ii)   execute, swear to, acknowledge, deliver, file and record all ballots, consents, approvals, waivers, certificates, documents and other instruments that such Attorney-in-Fact determines to be necessary or appropriate to (A) make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Shareholders hereunder or is consistent with the terms of this Agreement or (B) effectuate the terms or intent of this Agreement.

          (b)   Notwithstanding anything to the contrary in this Section 2.8, when any provision of this Agreement (including Articles 12, 13 and 16) establishes a vote, consent, approval, agreement or other action of Shareholders required to take any action, no Attorney-in-Fact may exercise the power of attorney made in this Section 2.8 until the necessary vote, consent, approval, agreement or other action, as applicable, is received.

          (c)   The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and, to the maximum extent permitted by law, not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, Bankruptcy or termination of any Shareholder and the transfer of all or any portion of such Shareholder's Shares and shall extend to such Shareholder's heirs, successors, assigns and personal representatives. To the fullest extent permitted by law, each such Shareholder hereby agrees to be bound by any representation made by an Attorney-in-Fact, acting in good faith pursuant to such power of attorney; and each such Shareholder, to the fullest extent permitted by law, hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the Attorney-in-Fact taken in good faith under such power of attorney in accordance with this Section 2.8. To the fullest extent permitted by law, each Shareholder hereby agrees to execute and deliver to the Attorney-in-Fact within fifteen (15) days after receipt of any request therefor, such further designation, powers of attorney and other instruments as any Attorney-in-Fact determines to be necessary or appropriate to effectuate this Agreement and the purposes of the Company.

        Section 2.9    Term. The term of the Company commenced on the date the Certificate of Formation was filed in the office of the Secretary of State of the State of Delaware in accordance with the Act and shall continue until the Company is dissolved in accordance with this Agreement. The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act.

        Section 2.10    Title to Company Assets. Title to Company assets shall be deemed to be owned by the Company as an entity, and no Shareholder, Director or Officer, individually or collectively, shall have any interest in such Company assets or any portion thereof. Title to any or all of the Company assets may be held in the name of the Company or one or more nominees.

ARTICLE 3

CLASSES AND ISSUANCE OF SHARES

        Section 3.1    Outstanding Shares.

          (a)   At the Effective Time, automatically, by virtue of the Merger Agreement and this Agreement and without any action on the part of any other Person (i) each share of CIFC Corp. Common Stock issued and outstanding (including any such shares that are owned by CIFC Corp. as treasury stock) immediately prior to the Effective Time (other than Dissenting Shares) shall be converted into the right to receive one validly issued Common Share, (ii) the Company shall issue to each holder of CIFC Corp. Common Stock (other than Dissenting Stockholders) one Common Share for each share of CIFC Corp. Common Stock owned by him, her or it, (ii) all certificates representing CIFC Corp. Common Stock (other than any such certificate that represents Dissenting Shares) shall be deemed for all purposes to represent the same number of Common

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  Shares into which the CIFC Corp. Common Stock they previously represented were converted into the right to receive in accordance with the Merger Agreement and (iii) each holder of CIFC Corp. Common Stock (other than any such holder that is a Dissenting Stockholder) automatically shall be admitted to the Company as a Common Shareholder. In accordance with Section 4.5, and notwithstanding Section 18-702 of the Act, any Shares acquired by CIFC Corp. by virtue of the Merger Agreement shall be deemed to have been transferred to the Company and to be authorized and issued Shares held in the treasury of the Company and may subsequently be transferred in accordance with this Agreement.

          (b)   At the Effective Time, automatically, by virtue of this Agreement and the Merger Agreement and without any action on the part of any other Person, each limited liability company interest in the Company outstanding immediately prior to the Effective Time shall cease to be outstanding, shall be automatically canceled and retired, and each Person that was a member of the Company immediately prior to the Effective Time automatically shall cease to be a member of the Company, and, in each case, any contribution paid by any such member to the Company in respect of such interest shall be returned in connection with the cancellation and retirement of such interest in the Company.

          (c)   If a Dissenting Stockholder shall have failed to perfect or shall have effectively withdrawn his, her or its demand or lost his, her or its rights to appraisal under the DGCL, (i) such Dissenting Stockholder's shares shall no longer be considered Dissenting Shares and such Dissenting Stockholder's CIFC Corp. Common Stock, if any, shall thereupon be deemed to have been converted pursuant to, and certificates representing such CIFC Corp. Common Stock shall thereupon be treated in accordance with, and Common Shares automatically, and without any action on the part of any other Person, shall be issued to such Dissenting Stockholders pursuant to, Section 3.1(a) hereof, and (ii) such Dissenting Stockholder shall be automatically admitted to the Company as a Common Shareholder.

          (d)   At the Effective Time, each option granted by CIFC Corp. to purchase shares of CIFC Corp. Common Stock (each, a "CIFC Corp. Option") pursuant to the Equity Incentive Plan, whether vested or unvested, that is outstanding and unexercised immediately prior to the Effective Time, shall cease to represent a right to acquire shares of CIFC Corp. Common Stock and shall be converted automatically into an option to purchase Common Shares of the Company, on the same terms and conditions, including, but not limited to, the same number of shares, same exercise price and same vesting conditions, as were applicable to such CIFC Corp. Option under the terms of the Equity Incentive Plan and the agreement evidencing the grant thereunder, and the Company shall assume each such CIFC Corp. Option (each such assumed option, an "Assumed Option").

          (e)   At the Effective Time, each CIFC Corp. restricted stock unit that was issued under the Equity Incentive Plan (each, a "CIFC Corp. Restricted Stock Unit Award") and that remains outstanding immediately prior to the Effective Time shall be automatically converted into a restricted share unit award denominated in Common Shares of the Company, on the same terms and conditions, including, but not limited to, the same number of shares and same vesting conditions, as were applicable to such CIFC Corp. Restricted Stock Unit Award under the terms of the Equity Incentive Plan and the agreement evidencing the grant thereunder, and the Company shall assume each such CIFC Corp. Restricted Stock Unit Award (each such assumed restricted stock unit, an "Assumed Restricted Stock Unit Award").

          (f)    At the Effective Time, each CIFC Corp. warrant that was issued under the Warrant Agreement (each, a "CIFC Corp. Warrant") and that remains outstanding immediately prior to the Effective Time shall be automatically converted into a warrant to purchase Common Shares of the Company, on the same terms and conditions, including, but not limited to, the same number of shares and same exercise price, as were applicable to such CIFC Corp. Warrant under the terms of

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  the Warrant Agreement, and the Company shall assume each such CIFC Corp. Warrant (each such assumed warrant, an "Assumed Warrant").

          (g)   All Shares issued pursuant to this Section 3.1 and otherwise in accordance with the requirements of this Agreement (including Section 3.3(b)) shall be validly issued and shall be deemed to be fully paid and non-assessable.

        Section 3.2    Authorization to Issue Shares, Warrants, Etc.

          (a)   The Company is hereby authorized to issue the following two classes of Shares: (i) Common Shares, and (ii) Preferred Shares. Pursuant to a Share Designation, the Company is hereby authorized to issue one or more series of Preferred Shares. The total number of Shares of all classes and series that the Company shall be authorized to issue is 600,000,000 Shares, consisting of (i) 500,000,000 Common Shares and (ii) 100,000,000 Preferred Shares.

          (b)   The Company, and the Board of Directors or a committee of the Board of Directors on behalf of the Company, without the consent of any Shareholder or any other Person, may, at any time and from time to time, issue or take subscriptions for one or more Shares of any existing class or series or, pursuant to a Share Designation, authorize and issue or take subscriptions for any series of Preferred Shares (which, subject to the provisions of any other Share Designation in respect of which Preferred Shares are then issued and Outstanding, may rank junior to, on parity with or senior to (in each case, with respect to distributions or other payments in respect of Shares) any classes or series of Shares existing immediately prior to such authorization and issuance), for such consideration (which may be cash, any tangible or intangible property or any benefit to the Company, or any combination thereof) as may be determined by the Board of Directors or a committee thereof, unless all of the Shares which the Company is authorized to issue have been issued, subscribed for, or otherwise committed to be issued. The resolution authorizing the issuance of Shares may provide that any Shares to be issued pursuant to such resolution may be issued in one or more transactions in such numbers and at such times as are set forth in or determined by or in the manner set forth in the resolution, which may include a determination or action by any person or body, including the Company, provided the resolution fixes a maximum number of Shares that may be issued pursuant to such resolution, a time period during which such Shares may be issued and a minimum amount of consideration for which such Shares may be issued. The Board of Directors may determine the amount of consideration for which Shares may be issued by setting a minimum amount of consideration or approving a formula by which the amount or minimum amount of consideration is determined. The formula may include or be made dependent upon facts ascertainable outside the formula, provided the manner in which such facts shall operate upon the formula is clearly and expressly set forth in the formula or in the resolution approving the formula. The consideration for subscriptions to, or the purchase of, the Shares to be issued by the Company shall be paid in such form and in such manner as the Board of Directors or a committee of the Board of Directors shall determine. In the absence of actual fraud in the transaction, the judgment of the Board of Directors as to the value of such consideration shall be conclusive.

          (c)   There shall be no limitation or restriction on any variation between any of the different series of Preferred Shares as to the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof; and the several series of Preferred Shares may, except as hereinafter in this Section 3.2 otherwise expressly provided, vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors or by committee of the Board of Directors, providing for the issuance of the various series.

          (d)   Except as otherwise required by the Act or this Agreement, including any Share Designation, with respect to one or more series of Preferred Shares, Preferred Shares shall not

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  entitle the holders thereof to any voting rights whatsoever, whether under this Agreement, the Act, at law, in equity or otherwise, and the entire voting power and all voting rights shall be vested exclusively in the holders of the Common Shares, and each Shareholder of the Company who at the time possesses voting power for any purpose shall be entitled to one vote for each Common Share standing in the name of such Shareholder on the books of the Company.

          (e)   Except as otherwise required by the Act or this Agreement, the Company, the Board of Directors or a committee of the Board of Directors on behalf of the Company, without the consent of any Shareholder or any other Person, may issue rights, options and warrants entitling their holders to acquire from the Company Shares of any class or series, and such rights, options and warrants may be evidenced by instruments approved by the Board of Directors or any committee thereof. The terms upon which, including the time or times which may be limited or unlimited in duration, at or within which, and the consideration (including a formula by which such consideration may be determined) for which any such Shares may be acquired from the Company upon the exercise of any such right, option or warrant, shall be such as shall be stated in a resolution adopted by the Board of Directors or committee thereof providing for the creation and issue of such rights, options or warrants, and, in every case, shall be set forth or incorporated by reference in the instrument or instruments evidencing such rights, warrants or options. A formula by which such consideration may be determined may include or be made dependent upon facts ascertainable outside the formula, provided the manner in which such facts shall operate upon the formula is clearly and expressly set forth in the formula or in the resolution approving the formula. In the absence of actual fraud in the transaction, the judgment of the Directors as to the consideration for the issuance of such rights, options and warrants and the sufficiency thereof shall be conclusive. The Board of Directors or a committee thereof may, by a resolution adopted by the Board or committee thereof, authorize one or more Officers to do one or both of the following: (i) designate Officers and employees of the Company Group to be recipients of such rights, options or warrants created by the Company, and (ii) determine the number of such rights, options or warrants to be received by such Officers and employees; provided, however, that the resolution so authorizing such Officer or Officers shall specify the total number of rights, options or warrants such Officer or Officers may so award. The Board of Directors or committee thereof may not authorize an Officer to designate himself or herself as a recipient of any such rights, options or warrants.

          (f)    Except as otherwise required by the Act or this Agreement, the Company, and the Board of Directors or a committee thereof on behalf of the Company, without the consent of any Shareholder or any other Person, is hereby authorized to (i) execute, deliver and administer the Equity Incentive Plan and the Warrant Agreement, and (ii) issue one or more Shares (and rights, options and warrants related thereto) pursuant to any Equity Incentive Plan or the Warrant Agreement. The 2011 Incentive Plan, Warrant Agreement, Assumed Options, Assumed Restricted Stock Unit Awards and Assumed Warrants are hereby assumed by the Company as of the Effective Time. Each Share hereby authorized to be issued pursuant to the 2011 Incentive Plan and the Warrant Agreement, and each Share underlying the Assumed Options, Assumed Restricted Stock Unit Awards and Assumed Warrants, is hereby reserved for issuance.

        Section 3.3    Provisions Relating to Common Shares. The designations, powers, preferences, rights, qualifications, limitations and restrictions of the Common Shares are as follows:

          (a)   General. Except as otherwise provided herein, all Common Shares shall have identical rights and privileges in every respect.

          (b)   Distributions. Subject to any prior rights and preferences contained in any Share Designation, the Common Shareholders shall be entitled to participate, on a pro rata basis in accordance with the number of Common Shares held, in any distributions by the Company to the

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  Common Shareholders, whether in cash, Shares or otherwise, as may be declared by the Board of Directors or a duly authorized committee of the Board of Directors in its discretion from time to time in accordance with this Agreement. Distributions payable under this Section 3.3(b) may be paid to the Shareholders of the Outstanding Common Shares as of a Record Date fixed by the Board of Directors.

          (c)   Voting.

            (i)    The Common Shares shall be Voting Shares, and the Common Shareholders shall be entitled to one vote for each Common Share held by them on all matters on which Shareholders holding Voting Shares are entitled to vote.

            (ii)   The Common Shareholders are not entitled to cumulate votes in the election of Directors in any manner, including the manner contemplated by Section 214 of the DGCL (assuming the Company were a Delaware corporation, the Common Shareholders were stockholders of a Delaware corporation and the Directors were directors of a Delaware corporation).

          (d)   Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Company, after all creditors of the Company shall have been satisfied, and subject to the payment of all sums payable in respect of Preferred Shares, if any, the Common Shareholders shall share in all distributions of the Company's remaining assets in accordance with Section 8.1. For purposes of this Section 3.3(d), none of the merger, the consolidation or conversion of the Company into or with another entity or form of entity, or the merger or consolidation of any other entity into or with the Company, or the sale, transfer, or other disposition of All or Substantially All the assets of the Company, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding-up of the Company.

        Section 3.4    Provisions Relating to the Preferred Shares. The designations, powers, preferences, rights, qualifications, limitations and restrictions of the Preferred Shares are as follows:

          (a)   The Preferred Shares may be issued from time to time in one or more series. The Preferred Shares of each series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in a Share Designation.

          (b)   Authority is hereby expressly granted to and vested in the Board of Directors or a committee of the Board of Directors, to the extent permitted by law and as set forth in this Agreement and/or any Share Designation, to authorize the issuance of Preferred Shares from time to time in one or more series (which, subject to the provisions of any other Share Designation in respect of which Preferred Shares are then issued and outstanding, may rank junior to, on parity with or senior to (in each case, with respect to distributions or other payments in respect of Shares) any classes or series of Shares existing immediately prior to such authorization and issuance), and with respect to each such series to fix in a Share Designation the voting powers, full or limited, if any, of Shares of such series and the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions thereof.

          The authority of the Board of Directors, or a committee thereof, with respect to the authorization and issuance of any Preferred Shares pursuant to a Share Designation shall include, but not be limited to, the determination or fixing of (i) distribution rights, (ii) distribution rates (iii) conversion rights, (iv) exchange rights, (v) voting rights, (vi) rights and terms of redemption (including sinking and purchase fund provisions), (vii) redemption price or prices, and (viii) the dissolution preferences and the rights with respect to any distribution of assets of any wholly unissued series of Preferred Shares and the number of shares constituting any such series, and the designation thereof, or any of them.

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          The authority of the Board of Directors, or a committee thereof, shall further include the power to increase or decrease of the number of Shares of any series so created, subsequent to the issue of that series but not below the number of Shares of such series then outstanding. In case the number of Shares of any series shall be so decreased, the Shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of Shares of such series.

        Section 3.5    No Preemptive Rights. Except as otherwise provided in a Share Designation or as determined by the Board of Directors, no Person shall have any preemptive, preferential or other similar right with respect to the issuance of any Shares, whether such Shares are unissued, held in treasury or hereafter created.

        Section 3.6    Fractions of Shares. The Company may, but shall not be required to, issue fractions of a Share. If the Company does not issue fractions of a Share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a Share as of the time when those entitled to receive such fractions are determined or (3) issue scrip or warrants in registered form (either represented by a Certificate or uncertificated) which shall entitle the holder to receive a full Share upon the surrender of such scrip or warrants aggregating a full Share. Scrip or warrants shall not, unless otherwise provided in the evidence thereof, entitle the holder to exercise voting rights, to receive distributions thereon or to participate in any of the assets of the Company in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for Certificates representing full Shares or uncertificated full Shares before a specified date, or subject to the conditions that the Shares for which scrip or warrants are exchangeable may be sold by the Company and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose. For purposes of this Section 3.6, "fair value" has the meaning given to such term in the jurisprudence interpreting and applying Section 155 of the DGCL, as if the Company were a Delaware corporation.

ARTICLE 4

CERTIFICATES, TRANSFERS AND REDEMPTION

        Section 4.1    Certificates.

          (a)   Form and Execution of Certificates.    Unless the Board of Directors shall determine otherwise in respect of some or all of any or all classes or series of Shares, the Shares of the Company shall be uncertificated, except to the extent otherwise required by applicable law and except to the extent Shares are represented by outstanding certificates representing CIFC Corp. Common Stock that have not been surrendered to the Company. Notwithstanding the foregoing, every holder of Shares in the Company that are provided to be certificated shall be entitled to have a Certificate signed by, or in the name of the Company by, the Chairman of the Board, or by any President or Co-President or any Vice President and by the Chief Financial Officer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of Shares owned by such holder in the Company. Certificates for the Shares of the Company shall be in such form as is consistent with this Agreement and applicable law. Any or all of the signatures on the Certificate may be a facsimile and may be sealed with the seal of the Company, if any, or a facsimile thereof. In case any Officer, Transfer Agent, or registrar who has signed or whose facsimile signature has been placed upon a Certificate shall have ceased to be such Officer, Transfer Agent, or registrar before such Certificate is issued, it may be issued with the same effect as if he, she or it were such Officer, Transfer Agent, or registrar at the date of issue. Except as otherwise provided by law, the rights and obligations of the holders of uncertificated Shares and the rights and obligations of the holders of Certificates representing Shares of the same class and series shall be identical. Any Certificates shall be consecutively numbered and shall be entered in

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  the books of the Company as they are issued and shall exhibit the Shareholder's name and the number of Shares.

          (b)   Lost or Destroyed Certificates.    The Company may issue in place of any certificate or certificates theretofore issued by the Company alleged to have been lost or destroyed. When issuing a new certificate or certificates, the Company may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to indemnify the Company in such manner as it shall require and/or to give the Company a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost or destroyed.

          (c)   Registered Shareholders.    The Company shall be entitled to recognize the Person registered on its books, or, if such books are maintained by the Transfer Agent, on the books of the Transfer Agent, as the owner of Shares, and shall not be bound to recognize any equitable or other claim to or interest in such Shares on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

          (d)   Regulations.    Subject to Section 4.3, the Board of Directors shall have the power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, and registration of Shares and/or the replacement of Certificates for Shares of the Company.

          (e)   Legends.    The Board of Directors shall have the power and authority to provide that Certificates representing Shares, or entries in its books or other electronic system recording ownership of Shares, bear such legends as the Board of Directors deems appropriate to ensure that the Company does not become liable for violations of federal or state securities laws or other applicable law. Certificates shall contain such provisions as would be required pursuant to Section 151 and Section 202 of the DGCL (as if such Certificates were stock certificates and the Company were a Delaware corporation) and the Company shall send such notice to Shareholders owning uncertificated Shares as would be required pursuant to Section 151 and Section 202 of the DGCL (as if any such Shareholder owning such Shares were an owner of stock of a Delaware corporation and the Company were a Delaware corporation).

          (f)    Electronic Securities Recordation.    Notwithstanding the provisions set forth elsewhere in this Agreement, the Company may adopt a system of issuance, recordation and transfer of the Shares by electronic or other means not involving any issuance of Certificates, provided the use of such system by the Company is permitted in accordance with applicable law.

        Section 4.2    Transfer Generally.

          (a)   The term "transfer," when used in this Agreement with respect to a Share, shall be deemed to refer to a transaction by which a Shareholder assigns such Share to another Person who is or becomes a Shareholder, and includes a sale, assignment, gift, exchange or any other disposition by law or otherwise, including any transfer upon foreclosure of any pledge, encumbrance, hypothecation or mortgage. No Share shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 4. To the fullest extent permitted by law, any transfer or purported transfer of a Share not made in accordance with this Article 4 shall be null and void.

          (b)   By acceptance of the transfer of any Share in accordance with this Article 4, each transferee of a Share shall be admitted to the Company as a Shareholder in accordance with Section 5.1.

          (c)   Subject to (i) the provisions of this Article 4 and any other restrictions set forth in this Agreement, (ii) the provisions of any Share Designation, and (iii) any contractual provision binding on any Shareholder, Shares shall be freely transferable to any Person and shall be made on the

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  books of the Company after receipt of a request with proper evidence of succession, assignation or authority to transfer by the registered Shareholder, and in the case of Shares represented by a certificate, upon surrender of the certificate.

        Section 4.3    Restrictions on Transfers.

          (a)   Except as provided in Section 4.3(c) below, but notwithstanding the other provisions of this Article 4, no transfer of any Shares shall be made if such transfer would (i) violate the then applicable U.S. federal or state securities laws or rules and regulations of the SEC, any state securities commission or any other governmental authority with jurisdiction over such transfer, (ii) terminate the existence of the Company under the laws of the jurisdiction of its formation, or (iii) cause the Company to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for U.S. federal income tax purposes (to the extent not already so treated or taxed).

          (b)   The Board of Directors may impose restrictions on the transfer of Shares if it receives an Opinion of Counsel that such restrictions are necessary or advisable to avoid a significant risk of the Company becoming taxable as a corporation or otherwise becoming taxable as an entity for U.S. federal income tax purposes. Notwithstanding any other provision of this Agreement (including Article 13), the Board of Directors may impose such restrictions by amending this Agreement without the consent of any Person.

          (c)   Nothing contained in this Article 4, or elsewhere in this Agreement, shall preclude the settlement of any transactions involving Shares entered into through the facilities of any National Securities Exchange on which such Shares are listed for trading.

        Section 4.4    Repurchase of Shares by the Company.    Except as otherwise provided in this Agreement or in any Share Designation, the Company, and the Board of Directors on behalf of the Company, without the consent of any Shareholder or any other Person, but subject to Section 8.3, shall have the authority to acquire, by purchase, redemption or otherwise, any Shares (or any rights, options or warrants relating to any class or series of any Shares).

        Section 4.5    Treasury Shares.    Notwithstanding Section 18-702 of the Act, unless otherwise determined by the Board of Directors, any Shares acquired or otherwise held by the Company shall not be automatically deemed canceled and instead shall be deemed to be authorized and issued Shares held in the treasury of the Company and may subsequently be sold, disposed of or cancelled in accordance with this Agreement.

ARTICLE 5

THE SHAREHOLDERS

        Section 5.1    Shareholders.

          (a)   A Person shall automatically be admitted as a Shareholder and shall become bound by the terms of this Agreement if such Person purchases or otherwise lawfully acquires (whether from the Company, any Shareholder or otherwise) any Share. Any Person admitted to the Company as a Shareholder shall be deemed to agree to be bound by each provision of this Agreement. A Person may become a Shareholder without the consent or approval of any of the Shareholders. A Person may not become a Shareholder without acquiring a Share.

          (b)   The name and mailing address of each Shareholder shall be included on the books and records of the Company maintained for such purpose by the Company or the Transfer Agent. The Secretary of the Company shall (or shall cause the Transfer Agent to) update the books and records of the Company from time to time as necessary to reflect accurately the information required to be contained therein.

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          (c)   Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and no Shareholder shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Shareholder.

          (d)   Shareholders may not be expelled from or removed as Shareholders of the Company. Shareholders shall not have any right to resign from the Company as a Shareholder; provided that when a transferee of a Shareholder's Share(s) is admitted to the Company as a Shareholder, such transferring Shareholder shall cease to be a Shareholder with respect to the Share(s) so transferred. Notwithstanding the foregoing or any other provision of this Agreement, the Company may continue to treat the transferring Shareholder as the Shareholder with respect to the transferred Shares for all purposes of this Agreement until the transferee of such Shares is included in the books and records of the Company maintained for such purpose.

        Section 5.2    Management of Business.    No Shareholder, in its capacity as such, shall participate in the operation or management of the Company's business, transact any business in the Company's name or have the power to sign documents for or otherwise bind the Company by reason of being a Shareholder. Notwithstanding the foregoing, the Shareholders have all the rights and powers specifically set forth in this Agreement.

        Section 5.3    Inspection of Books and Records.

          (a)   Any Shareholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose, and to make copies and extracts from (1) the Company's register of its Shares, a list of its Shareholders and its other books and records and (2) any subsidiary's books and records, to the extent that (a) the Company has actual possession or control of the books and records of such subsidiary or (b) the Company could obtain such records through the exercise of control over such subsidiary, provided that as of the date of the making of the demand: (1) such inspection of such books and records of the subsidiary would not constitute a breach of an agreement between the Company or the subsidiary and a Person or Persons not affiliated with the Company and (2) the subsidiary would not have the right under the law applicable to it to deny the Company access to such books and records upon demand by the Company. In every instance where the Shareholder is other than a Person listed on the books and records of the Company as the registered owner of Shares, the demand under oath shall state the Person's status as a beneficial owner of Shares, be accompanied by documentary evidence of beneficial ownership of Shares, and state that such documentary evidence is a true and correct copy of what it purports to be. A proper purpose shall mean a purpose reasonably related to such Person's interest as a Shareholder. In every instance where an attorney or other agent shall be the Person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the Shareholder. The demand under oath shall be directed to the Company at its registered office in the State of Delaware or at its principal place of business. To the extent not inconsistent with the foregoing, the inspection right set forth in this Section 5.3(a) shall be applied, and subject to any applicable defenses, as if (1) a Shareholder making a demand pursuant to this Section 5.3 were a stockholder of a Delaware corporation and the Company were a Delaware corporation, and (2) such Shareholder was making a demand pursuant to Section 220 of the DGCL (and such demand shall be interpreted in accordance with the jurisprudence regarding Section 220 of the DGCL).

          (b)   Any Director shall have the right to examine (i) the Company's register of its Shares, (ii) a list of the Company's Shareholders and (iii) the Company's other books and records for a purpose reasonably related to the Director's position as a Director of the Company.

          (c)   As used in this Section 5.3, (i) "subsidiary" means any entity directly or indirectly owned, in whole or in part, by the Company and which is controlled, directly or indirectly, by the

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  Company, including, corporations, partnerships, limited partnerships, limited liability partnerships, limited liability companies, statutory trusts and/or joint ventures and (ii) "under oath" includes statements the declarant affirms to be true under penalty of perjury under the laws of the United States or any state.

          (d)   Section 18-305(c) of the Act shall be inapplicable to the Company and this Agreement (including, for the avoidance of doubt, to the inspection rights set forth in this Section 5.3).

          (e)   This Section 5.3 is intended to replace and, to the fullest extent permitted by law, shall replace the Shareholders' and Directors' rights under Sections 18-305(a) and (b) of the Act; provided, for the avoidance of doubt, that Section 18-305(f) of the Act shall be applicable to the Company and this Agreement and a Shareholder or Director may bring an action to enforce any right arising under this Section 5.3 in the Court of Chancery.

ARTICLE 6

MEETINGS OF SHAREHOLDERS

        Section 6.1    Place of Meetings.

          (a)   Meetings of Shareholders may be held at such place, either within or without the State of Delaware, as may be designated by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication.

          (b)   If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, Shareholders and proxyholders not physically present at a meeting of Shareholders may, by means of remote communication:

            (i)    Participate in a meeting of Shareholders; and

            (ii)   Be deemed present in person and vote at a meeting of Shareholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Company shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a Shareholder or proxyholder, (B) the Company shall implement reasonable measures to provide such Shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any Shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Company. "Remote communication" shall include telephone or other voice communications and electronic mail or other form of written or visual electronic communications.

        Section 6.2    Conduct of Shareholder Meetings.    Meetings of Shareholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Vice Chairman of the Board, if any, or if none or in the absence of a Vice Chairman of the Board of Directors, by the Chief Executive Officer, or, in the absence of the Chief Executive Officer by the President or a Co-President or, in the absence of the President or a Co-President, a Vice President or, if none of the foregoing is present, by a presiding person designated by the Board of Directors or, in the absence of such designation, by a presiding person chosen by the Shareholders entitled to vote who are present in person or by proxy at the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right, without a vote of Shareholders, to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting and are not inconsistent with any rules or regulations adopted by the Board of Directors pursuant to the provisions of this Agreement, including (i) the establishment of

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procedures for the maintenance of order, (ii) limitations on the time allotted to questions or comments on the affairs of the Company, (iii) restrictions on entry to such meeting after the time prescribed for the commencement thereof, and (iv) the opening and closing of the voting for each item upon which a vote is to be taken.

        The Secretary of the Company or, in the Secretary's absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the person presiding over the meeting shall appoint any person present to act as secretary of the meeting.

        Section 6.3    Annual Meetings.

          (a)   The annual meetings of the Shareholders of the Company, for the purpose of election of Directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be fixed by resolution of the Board of Directors. If no annual meeting has been held for a period of thirteen (13) months after the Company's last annual meeting, a special meeting in lieu thereof may be held, and such special meeting shall have, for purposes of this Agreement or otherwise, all the force and effect of an annual meeting.

          (b)   At an annual meeting of the Shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business (other than nominations of Directors made pursuant to Section 6.12) must be brought before the meeting (i) by or at the direction of the Board of Directors, or a committee appointed by the Board of Directors, for such purpose, or (ii) subject to the terms of the Shareholders Agreement, by a Shareholder of record of the Company at the time of the giving of the notice required in Section 6.11, who is entitled to vote and the meeting and who complies with Section 6.11, or (iii) in accordance with the terms of the Shareholders Agreement. The foregoing clause (ii) shall be the exclusive means for a Shareholder to propose business (other than business included in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act) at an annual meeting of Shareholders.

        Section 6.4    Special Meetings.

          (a)   Special meetings of the Shareholders of the Company may be called for any purpose or purposes, at any time, by the Chairman of the Board, by the President or by the Chief Executive Officer (if there be such an Officer appointed) or by the Secretary upon resolution of the Board of Directors or at the request in writing of one or more Shareholders holding Voting Shares in the aggregate entitled to cast not less than a majority of the votes at that meeting.

          (b)   Written requests by Shareholders requesting the special meeting must be signed by each such requesting Shareholder, or a duly authorized agent, and must provide (i) the specific purpose of the meeting and the matters proposed to be acted on at the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of the Shareholders requesting the meeting; (ii) the name and address of each such Shareholder; and (iii) the number of Shares of the Company owned of record or beneficially by each such Shareholder. Shareholders may revoke their requests for a special meeting at any time by written revocation delivered to the Secretary.

          Business transacted at a special meeting requested by Shareholders shall be limited to the items stated in the request for such special meeting, unless the Board of Directors submits additional matters to Shareholders at any such special meeting.

          Except as provided in Section 6.11(j), no matter shall be properly brought before a special meeting of Shareholders unless such matter shall have been brought before the meeting pursuant to the Company's notice of such meeting or shall have been submitted by the Board of Directors.

          (c)   The Board of Directors shall determine whether all requirements set forth in subsection (b) of this Section have been satisfied and such determination shall be binding on the Company and its Shareholders.

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        If a special meeting of the Shareholders requested by the Shareholders complies with this Section 6.4, such special meeting shall be held at such date, time and place as may be fixed by the Board of Directors; provided, however, a special meeting shall not be held if either (i) the Board of Directors has called, but not yet held, or calls for an annual meeting of Shareholders and an item presented at such annual meeting is identical or substantially similar to the item (a "Similar Item," and the election of Directors shall be deemed a "Similar Item" with respect to all items of business involving the election or removal of Directors) specified in the request, (ii) an annual or special meeting was held not more than twelve (12) months before the request to call the special meeting was received which presented a Similar Item to the item specified in the request, (iii) the request to call the special meeting is received by the Company during the period commencing ninety (90) calendar days prior to the first anniversary of the preceding year's annual meeting and ending on the date of that year's annual meeting of Shareholders, or (iv) the request to call the special meeting relates to an item of business that is not a proper subject for Shareholder action under applicable law or this Agreement.

        Section 6.5    Fixing Record Dates.

          (a)   In order that the Company may determine the Shareholders entitled to notice of any meeting of Shareholders or any adjournment thereof, the Board of Directors may fix a Record Date, which Record Date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which Record Date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the Record Date for determining the Shareholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such Record Date, that a later date on or before the date of the meeting shall be the date for making such determination.

          If no Record Date is fixed by the Board of Directors, the Record Date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

          (b)   In order that the Company may determine the Shareholders entitled to receive payment of any distribution or allotment of any rights or the Shareholders entitled to exercise any rights in respect of any change, conversion or exchange of Shares, or for the purpose of any other lawful action, the Board of Directors may fix a Record Date, which Record Date shall not precede the date upon which the resolution fixing the Record Date is adopted, and which Record Date shall be not more than sixty (60) days prior to such action. If no Record Date is fixed, the Record Date for determining Shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

        Section 6.6    Notice of Meetings.

          (a)   Except as otherwise provided by law, notice of each meeting of Shareholders, specifying the place, if any, date and hour and purpose or purposes of the meeting, and the means of remote communication, if any, by which Shareholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each Shareholder entitled to vote thereat, directed to his, her or its address as it appears upon the books of the Company.

          If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the Shareholder at his, her or its address as it appears on the share transfer books of the Company. If notice is given by Electronic Transmission, such notice shall be deemed to be given at the times provided in the DGCL.

          Meetings may be held without notice if all Shareholders entitled to vote are present, or if notice is waived by those not present.

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          Any previously scheduled meeting of the Shareholders may be postponed, and any special meeting of the Shareholders called by the Board of Directors may be cancelled, by resolution of the Board of Directors upon public announcement made prior to the date previously scheduled for such meeting of Shareholders.

          (b)   If at any meeting action is proposed to be taken which, if taken, would entitle Shareholders fulfilling the requirements of Section 262(d) of the DGCL (pursuant to Section 12.4 of this Agreement) to an appraisal of the fair value of their Shares, the notice of such meeting shall contain a statement to that effect and shall be accompanied by a copy of that statutory section.

          (c)   Any meeting of Shareholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. The chairman of the meeting or a majority of the Shares so represented shall have the right and authority to adjourn a meeting of Shareholders whether or not there is a quorum. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting.

          A determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new Record Date for determination of Shareholders entitled to vote at the adjourned meeting, and in such case shall also fix as the Record Date for Shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of Shareholders entitled to vote in accordance herewith at the adjourned meeting.

        Section 6.7    Quorum and Voting.

          (a)   At all meetings of Shareholders except where otherwise provided by law or this Agreement, the presence, in person or by proxy duly authorized, of the holders of a majority of the Outstanding Shares entitled to vote generally in the election of Directors shall constitute a quorum for the transaction of business, except that when specified business is to be voted on by a class or series of Shares voting as a class, the holders of a majority of the Shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. The Shareholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum. At any adjourned meeting at which a quorum shall be present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present.

          (b)   When a quorum is present at any meeting, the vote of the holders of at least a majority of the voting power of the Outstanding Shares entitled to vote on the matter who are present, in person or by proxy, shall be valid and binding on the Company, unless the matter to be acted upon is one that, by express provision of this Agreement, including Section 9.1(b) with respect to the election of Directors (or, in the event a provision of this Agreement does not address a vote that would be required if the Company were a Delaware corporation, an express provision of the DGCL), requires a different vote, in which case such express provision shall govern and control the required vote for the matter to be acted upon.

        Section 6.8    Voting Rights.

          (a)   Except as otherwise provided by law, only persons in whose names Shares entitled to vote stand on the records of the Company on the Record Date for determining the Shareholders entitled to vote at such meeting shall be entitled to vote at such meeting.

          Shares standing in the names of two or more persons shall be voted or represented in accordance with the determination of the majority of such persons, or, if only one of such persons

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  is present in person or represented by proxy, such person shall have the right to vote such Shares and such Shares shall be deemed to be represented for the purpose of determining a quorum.

          (b)   Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent, which proxy shall be filed with the Secretary of the Company at or before the meeting at which it is to be used. Such proxy so appointed need not be a Shareholder.

          No proxy shall be voted on after three (3) years from its date unless the proxy provides for a longer period. Unless and until voted, every proxy shall be revocable at the discretion of the person who executed it or of his legal representatives or assigns, except that a duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

        Section 6.9    Voting Procedures and Inspectors of Elections.

          (a)   The Board of Directors by resolution shall, in advance of any meeting of Shareholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of Shareholders, the person presiding at the meeting may appoint one or more inspectors to act at the meeting. The inspector(s) may appoint or retain other Persons to assist the inspector(s) in the performance of the duties of the inspector(s). Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

          (b)   The inspector(s) shall (i) ascertain the number of Outstanding Shares and the voting power of each, (ii) determine the Shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors(s), and (v) certify their determination of the number of Shares represented at the meeting and their count of all votes and ballots.

          The inspector(s) shall have the other duties prescribed by Section 231(b) of the DGCL, which shall apply as if the Company was a Delaware corporation and the inspector(s) were inspector(s) appointed by a Delaware corporation.

          (c)   The date and time of the opening and the closing of the polls for each matter upon which the Shareholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspector(s) after the closing of the polls unless the Court of Chancery upon application by a Shareholder shall determine otherwise.

          (d)   In determining the validity and counting of proxies and ballots, the inspector(s) shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided by a Shareholder who submits a proxy by telegram, cablegram or other Electronic Transmission from which it can be determined that the proxy was authorized by the Shareholder, ballots and the regular books and records of the Company, except that the inspector(s) may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the Shareholder holds of record. If the inspector(s) consider other reliable information for the limited purpose permitted herein, the inspector(s) at the time they make their certification pursuant to subsection (b)(v) of this section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the

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  information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

          (e)   Notwithstanding the foregoing, this Section 6.9 shall be inapplicable in whole or in part in connection with any meeting of Shareholders to the extent that, at the time of such meeting, the corresponding provisions of Section 231 of the DGCL would be inapplicable in connection with such meeting assuming the Company were a Delaware corporation, the Shares were shares of stock of a Delaware corporation and the Shareholders were stockholders of such Delaware corporation.

        Section 6.10    List of Shareholders.

          (a)   The Officer who has charge of the Share ledger of the Company shall prepare and make, at least ten (10) days before every meeting of Shareholders, a complete list of the Shareholders entitled to vote at said meeting, provided, however, if the Record Date for determining Shareholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the Shareholders entitled to vote as of the tenth (10th) day before the meeting date, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each Shareholder. The Company need not include electronic mail addresses or other electronic contact information on such list.

          (b)   Such list shall be open to the examination of any Shareholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours at the principal place of business of the Company.

          (c)   In the event that the Company determines to make the list available on an electronic network, the Company may take reasonable steps to ensure that such information is available only to Shareholders of the Company.

          (d)   If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Shareholder who is present.

          (e)   If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any Shareholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

        Section 6.11    Shareholder Proposals at Annual Meetings.

          (a)   [RESERVED]

          (b)   In addition to any other applicable requirements for business to be properly brought before an annual meeting by a record Shareholder, (i) the record Shareholder must have given timely notice thereof, in accordance with Paragraph (c) below, (ii) any such business must be a proper matter for Shareholder action under Delaware law and (iii) the record Shareholder and the beneficial owner, if any, on whose behalf any such proposal is made, must have acted in accordance with the representations set forth in the Business Solicitation Statement required by this Agreement.

          (c)   To be timely, a record Shareholder's notice must be delivered in writing to the Secretary at the Company's principal executive offices not less than ninety (90) days or more than one hundred twenty (120) days prior to the first anniversary of the previous year's annual meeting of Shareholders; provided, however, that if the Company did not hold an annual meeting the prior year, or if the date of the applicable annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Shareholder must be so delivered

25

  not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of (i) the ninetieth (90th) day prior to such annual meeting or, (ii) if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. For purposes of determining the deadline for such notice in connection with the annual meeting to take place in 2016, the first anniversary of the previous year's annual meeting shall be deemed to be June 26, 2016.

          (d)   In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a Shareholder's notice as described above.

          (e)   Other than with respect to Shareholder proposals relating to director nomination(s), which requirements are set forth in Section 6.12 below, a Shareholder's notice to the Secretary shall set forth as to each matter the Shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the meeting; (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration, and in the event that such business includes a proposal to amend this Agreement, the language of the proposed amendment); (iii) the reasons for conducting such business at the meeting and any material interest in such business of such Shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and a description of all agreements, arrangements and understandings between such Shareholder and beneficial owner, if any, and any other Person or Persons (including their names) in connection with the proposal of such business by such Shareholder; (iv) as to the Shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made and any Shareholder Associated Person (as defined below) or any member of such Shareholder's immediate family sharing the same household, (A) the name and address (in the case of the Shareholder, as they appear on the Company's books), (B) the class or series and number of Shares or other securities of the Company which are, directly or indirectly, owned beneficially and of record by such Person, (C) any option, warrant, convertible security, Share appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of Shares or other securities of the Company or with a value derived in whole or in part from the value of any class or series of Shares or other securities of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of Shares or other securities of the Company or otherwise (a "Derivative Instrument"), directly or indirectly owned beneficially by such Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of Shares of the Company, (D) any proxy, contract, arrangement, understanding, or relationship pursuant to which such Person has a right to vote any Shares or other security of the Company, (E) any short interest in any security of the Company (for purposes of this Section 6.11(e) a Person shall be deemed to have a "short interest" in a security if such Person directly or indirectly, through any contract, Derivative Instrument, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (F) any rights to dividends or other distributions on the Shares of the Company owned by such Shareholder, Shareholder Associated Person or family member that are separated or separable from the underlying Shares of the Company, (G) any proportionate interest in Shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Shareholder, Shareholder Associated Person or family member is a general partner or, directly or indirectly, beneficially owns an interest in a general partner or in which any members of such Shareholder's immediate family have an interest, and (H) any performance-related fees (other than an asset-based fee) that such Shareholder, Shareholder Associated Person or family member is entitled to, based on any increase

26

  or decrease in the value of Shares of the Company or Derivative Instruments, if any, as of the date of such notice, (v) a representation that the Shareholder is a holder of record of Shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, (vi) a statement (such statement, a "Business Solicitation Statement") whether the Shareholder or the beneficial owner, if any, intends to be or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's Outstanding Shares required to approve or adopt the proposal or (B) otherwise to solicit proxies from Shareholders in support of such proposal, and (vii) any other information relating to such Shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

          (f)    For purposes of this Section 6.11 and Section 6.12, "Shareholder Associated Person" of any Shareholder shall mean (i) any Person controlling or controlled by, directly or indirectly, or acting in concert with, such Shareholder, (ii) any beneficial owner of Shares of the Company owned of record or beneficially by such Shareholder or (iii) any Person controlling, controlled by or under common control with such Shareholder Associated Person.

          (g)   Notwithstanding anything in this Agreement to the contrary, no business (other than a nomination submitted in accordance with Section 6.12) shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 6.11, provided, however, that nothing in this Section 6.11 shall be deemed to preclude discussion by any Shareholder of any business properly brought before the annual meeting in accordance with such procedures.

          (h)   Notwithstanding the foregoing provisions of this Section 6.11, if the Shareholder making a proposal or a qualified representative of such Shareholder does not appear at the annual meeting to present a proposal submitted in compliance with this Section 6.11 (including without limitation any proposal included in the Company's proxy statement under Rule 14a-8 under the Exchange Act), such proposal shall not be presented or voted upon at the annual meeting. For purposes of the foregoing sentence, to be considered a "qualified representative" of a Shareholder, a Person must be a duly authorized manager, officer or partner of such Shareholder or must be authorized by such Shareholder in writing to act as such. In the event a qualified representative of a Shareholder will appear at a meeting and make a proposal in lieu of a Shareholder, the Shareholder must provide the notice of such designation at least twenty-four hours prior to the meeting. If no such advance notice is provided only the Shareholder may make the proposal and the proposal may be disregarded in the event the Shareholder fails to appear and make the proposal.

          (i)    The Person presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 6.11, and if he or she should so determine, then any such business not properly brought before the meeting shall not be transacted, and the Person presiding at the meeting shall so declare to the meeting.

          (j)    Nothing in this Section 6.11 shall affect the right of a Shareholder to request inclusion of a proposal in the Company's proxy statement or information statement pursuant to Rule 14a-8 under the Exchange Act, and any proposal submitted in compliance with Rule 14a-8 under the Exchange Act and included in the Company's proxy statement or information statement pursuant thereto shall be deemed to be properly before the meeting. For purposes of this Agreement, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

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        Section 6.12    Nominations of Persons for Election to the Board of Directors.

          (a)   Only Persons who are nominated in accordance with the following procedures and the Shareholders Agreement shall be eligible for election or re-election as Directors. Nominations of Persons for election to the Board of Directors of the Company may be made (i) by or at the direction of the Board of Directors, or a committee appointed by the Board of Directors, for such purpose, or (ii) subject to the terms of the Shareholders Agreement, by a Shareholder of record of the Company at the time of the giving of the notice required in Paragraph (c) below, who is entitled to vote for the election of Directors and who complies with this Section 6.12, or (iii) in accordance with the terms of the Shareholders Agreement. The foregoing clause (ii) shall be the exclusive means for a Shareholder to make such nominations.

          (b)   In addition to any other applicable requirements for nominations of Persons for election to the Board to be properly brought before an annual meeting by a Shareholder (i) such nominations must be made pursuant to timely notice, in accordance with Paragraph (c) below, and (ii) the record Shareholder, the beneficial owner, if any, on whose behalf the nomination is made, and the nominee, must have acted in accordance with the representations set forth in the Nomination Solicitation Notice required by this Agreement.

          (c)   To be timely, a record Shareholder's notice must be delivered in writing to the Secretary at the Company's principal executive offices not less than ninety (90) days or more than one hundred twenty (120) days prior to the first anniversary of the previous year's annual meeting of Shareholders; provided, however, that if the Company did not hold an annual meeting the prior year, or if the date of the applicable annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of (i) the ninetieth (90th) day prior to such annual meeting or, (ii) if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. For purposes of determining the deadline for such notice in connection with the annual meeting to take place in 2016, the first anniversary of the previous year's annual meeting shall be deemed to be June 26, 2016.

          (d)   Notwithstanding anything in the preceding paragraph to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting a record Shareholder's notice required by this Section 6.12(d) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Company not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company.

          (e)   In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a Shareholder's notice as described above.

          (f)    The Shareholder's notice relating to director nomination(s) shall set forth (i) as to each Person whom the Shareholder proposes to nominate for election or re-election as a director, (A) the name, age, business address and residence address of the Person, (B) the principal occupation or employment of the Person, (C) the class, series and number of shares of the Company which are beneficially owned by the Person being nominated, (D) any other information relating to the Person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act, (E) and such Person's written

28

  consent to serve as a Director if elected; (ii) as to the Shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made and any Shareholder Associated Person or any member of such Shareholder's immediate family sharing the same household, (A) the name and address (in the case of the Shareholder, as they appear on the Company's books), (B) the class or series and number of Shares or other securities of the Company which are, directly or indirectly, owned beneficially and of record by such Person, (C) any Derivative Instrument, directly or indirectly owned beneficially by such Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of Shares of the Company, (D) any proxy, contract, arrangement, understanding, or relationship pursuant to which such Person has a right to vote any Shares or other security of the Company, (E) any short interest in any security of the Company (for purposes of this Section 6.12(f) a Person shall be deemed to have a "short interest" in a security if such Person directly or indirectly, through any contract, Derivative Instrument, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (F) any rights to dividends or other distributions on the Shares of the Company owned by such Shareholder, Shareholder Associated Person or family member that are separated or separable from the underlying Shares of the Company, (G) any proportionate interest in Shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Shareholder, Shareholder Associated Person or family member is a general partner or, directly or indirectly, beneficially owns an interest in a general partner or in which any members of such Shareholder's immediate family have an interest, and (H) any performance-related fees (other than an asset-based fee) that such Shareholder, Shareholder Associated Person or family member is entitled to, based on any increase or decrease in the value of Shares of the Company or Derivative Instruments, if any, as of the date of such notice, (iii) a description of any agreement, arrangement or understanding with respect to the nomination between or among such Person, any of its respective affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a representation that the Shareholder is a holder of record of Shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination, (v) a statement (such statement, a "Nomination Solicitation Notice") whether or not such Shareholder or the beneficial owner, if any, intends to be or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's Outstanding Shares required to elect the nominee or (B) otherwise to solicit proxies from Shareholders in support of nomination, and (vi) any other information relating to such Shareholder and beneficial owner, if any, or its nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

          (g)   The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

          (h)   No Person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth herein. These provisions shall not apply to nomination of any Persons entitled to be separately elected by holders of Preferred Shares.

          (i)    A Person shall not be eligible for election or re-election as a Director at an annual meeting unless the Person is nominated (i) by a record Shareholder in accordance with this Section 6.12 or (ii) by or at the direction of the Board of Directors, or committee thereof or (iii) in accordance with the Shareholders Agreement.

          (j)    Notwithstanding the foregoing provisions of this Section 6.12, if the Shareholder making a nomination or a qualified representative of such Shareholder does not appear at the annual meeting to present a nomination submitted in compliance with this Section 6.12, such

29

  nomination(s) shall not be presented or voted upon at the annual meeting. For purposes of the foregoing sentence, to be considered a "qualified representative" of a Shareholder, a Person must be a duly authorized manager, officer or partner of such Shareholder or must be authorized by such Shareholder in writing to act as such. In the event a qualified representative of a Shareholder will appear at a meeting and make a nomination in lieu of a Shareholder, the Shareholder must provide the notice of such designation at least twenty-four (24) hours prior to the meeting. If no such advance notice is provided only the Shareholder may make the nomination and the nomination may be disregarded in the event the Shareholder fails to appear and make the nomination.

          (k)   The Person presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, then the defective nomination shall be disregarded, and he or she shall so declare to the meeting.

        Section 6.13    No Shareholder Action by Written Consent.    Any action required or permitted to be taken by the Shareholders of the Company shall be taken at an annual or special meeting of Shareholders of the Company and shall not be taken by any consent in writing by such Shareholders.

        Section 6.14    Voting of Shares by Certain Holders.    Shares of the Company belonging to the Company or to a subsidiary, if a majority of the shares entitled to vote in the election of directors of such subsidiary is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes. Nothing in this Section 6.14 shall be construed as limiting the right of the Company or any subsidiary to vote Shares held by it in a fiduciary capacity. For purposes of this Section 6.14, the term "subsidiary" has the meaning given to such term in Section 5.3(c), and the term "belonging to" has the meaning given to such term in the jurisprudence interpreting and applying Section 160(c) of the DGCL, as if the Company were a Delaware corporation.

        Section 6.15    Corporate Law Incorporation.    In furtherance of the foregoing provisions of this Article 6, except as otherwise expressly provided in this Agreement, to the fullest extent permitted by law, the Company shall be subject to and governed by Subchapter VII (excluding sections 212(a), 214, 215, 220, 225 and 226) of the DGCL as if set forth in full herein to the same extent as if the Company were a Delaware corporation formed under the DGCL, and for such purpose the terms "director", "board of directors", "corporation", "stock", "stockholder", "certificate of incorporation" and "bylaws" as used in the DGCL shall be deemed to refer to a Director, the Board of Directors, the Company, the Shares, the Shareholders, the Charter Provisions and the Bylaw Provisions, respectively. The parties intend that the foregoing provisions of Subchapter VII of the DGCL shall be applied and interpreted consistently with the jurisprudence regarding such provisions.

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ARTICLE 7

CAPITAL ACCOUNTS AND ALLOCATIONS

        Section 7.1    Establishment and Maintenance of Capital Accounts.    There shall be established for each Shareholder on the books of the Company as of the date such Shareholder becomes a Shareholder a capital account (each being a "Capital Account"). Each Capital Contribution by any Shareholder, if any, shall be credited to the Capital Account of such Shareholder on the date such Capital Contribution is made to the Company. In addition, each Shareholder's Capital Account shall be (a) credited with (i) such Shareholder's allocable share of any Net Income (or items thereof) and items of income and gain specially allocated to such Shareholder under Section 7.4, and (ii) the amount of any Company liabilities that are assumed by the Shareholder or secured by any Company property distributed to the Shareholder and (b) debited with (i) the amount of distributions to such Shareholder of cash or the fair market value of other property so distributed, (ii) such Shareholder's allocable share of Net Loss (or items thereof) and items of loss and expense specially allocated to such Shareholder under Section 7.3 or Section 7.4, and (iii) the amount of any liabilities of the Shareholder assumed by the Company or which are secured by any property contributed by the Shareholder to the Company. Any other item which is required to be reflected in a Shareholder's Capital Account under Section 704(b) of the Code and the U.S. Treasury Regulations promulgated thereunder or otherwise under this Agreement shall be so reflected. The Board of Directors shall make such adjustments to Capital Accounts as it determines in its sole discretion to be appropriate to ensure allocations are made in accordance with a Shareholder's interest in the Company. Interest shall not be payable on Capital Account balances. The Capital Accounts shall be maintained in accordance with the provisions of U.S. Treasury Regulations Section 1.704-1(b)(2)(iv) and, to the extent not inconsistent with such regulation, the provisions of this Agreement.

        Section 7.2    Allocations of Net Income and Loss.

          (a)   Except as provided in Sections 7.3 and 7.4 below, Net Income and Net Loss (and items thereof) of the Company for each Fiscal Year shall be allocated to the Shareholders so as to, as nearly as possible, increase or decrease, as the case may be, each Shareholder's Capital Account to the extent necessary such that each Shareholder's Capital Account is equal to (i) the amount that such Shareholder would receive if the Company were dissolved, its assets sold for their Carrying Value, its liabilities satisfied in accordance with their terms (limited, in the case of an asset subject to nonrecourse liabilities, to the Carrying Value of such asset) and all remaining amounts were distributed to the Shareholders in accordance with Section 16.3 of this Agreement immediately after making such allocation, reduced by (ii) the amount of such Shareholder's allocable share of any Company Minimum Gain and any Shareholder Minimum Gain (calculated immediately prior to such deemed sale of assets) and (without duplication) by any amount such Shareholder is obligated or is treated as being obligated for U.S. federal income tax purposes to contribute to the Company; provided, however, Net Income and Net Loss (and items thereof) of the Company may be allocated in such other manner a may be determined by the Company to properly reflect the Shareholders' interests therein.

          (b)   The Board of Directors shall determine all matters concerning allocations for purposes of Sections 704(b) and 704(c) of the Code not expressly provided for herein in its sole discretion. For the proper administration of the Company and for the preservation of uniformity of the Shares (or any portion or class or series thereof), notwithstanding any other provision of this Agreement (including Article 13), the Board of Directors may, without the consent of any Person, (i) amend the provisions of this Agreement as appropriate (x) to reflect the proposal or promulgation of U.S. Treasury Regulations under Section 704(b) or Section 704(c) of the Code or (y) otherwise to preserve or achieve uniformity of the Shares (or any portion or class or series thereof), and (ii) adopt and employ or modify such conventions and methods as the Board of Directors

31

  determines in its sole discretion to be appropriate for (A) the determination for tax purposes of items of income, gain, loss, deduction and credit and the allocation of such items among Shareholders and between transferors and transferees under this Agreement and pursuant to the Code and the U.S. Treasury Regulations promulgated thereunder, (B) the determination of the identities and tax classification of Shareholders, (C) the valuation of Company assets and the determination of tax basis, (D) the allocation of asset values and tax basis, (E) the adoption and maintenance of accounting methods and (F) taking into account differences between the Carrying Values of Company assets and such asset adjusted tax basis pursuant to Section 704(c) of the Code and the U.S. Treasury Regulations promulgated thereunder.

          (c)   Allocations that would otherwise be made to a Shareholder under the provisions of this Article 7 shall instead be made to the beneficial owner of the Shares held by a nominee in any case in which the nominee has furnished the identity of such owner to the Company in accordance with Section 6031(c) of the Code or any other method determined by the Board of Directors in its sole discretion.

        Section 7.3    Limitation on Loss Allocation.    Net Loss (and items thereof) allocated to a Shareholder pursuant to Section 7.2 shall not exceed the maximum amount of losses that can be allocated without causing such Shareholder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event that any Shareholder would have an Adjusted Capital Account Deficit as a consequence of an allocation of Net Loss (or item thereof) pursuant to Section 7.2, the amount of Net Loss that would be allocated to such Shareholder but for the application of this Section 7.3 shall be allocated to the other Shareholders in proportion to their Percentage Interests to the extent that such allocations would not cause any such Shareholder to have an Adjusted Capital Account Deficit (or not be consistent with the U.S. Treasury Regulations promulgated under Section 704(b) of the Code). Any allocation of items of Net Loss (or item thereof) pursuant to this Section 7.3 shall be taken into account in computing subsequent allocations of Net Income (and items thereof) pursuant to Section 7.2, and prior to any allocation of items in such Section 7.2 so that the net amount of any items allocated to each Shareholder pursuant to Section 7.2 and this Section 7.3 shall, to the maximum extent practicable, be equal to the net amount that would have been allocated to each Shareholder pursuant to the provisions of Section 7.2 and this Section 7.3 if such allocation under this Section 7.3 had not occurred.

        Section 7.4    Special Allocations.    Notwithstanding any of the provisions set forth above in this Article 7 to the contrary, the following special allocations shall be made in the following order:

          (a)   Minimum Gain Chargeback.    If there is a net decrease in Company Minimum Gain during any Fiscal Year, each Shareholder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Shareholder's share of the net decrease in Company Minimum Gain, determined in accordance with U.S. Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Shareholder pursuant thereto. The items to be so allocated shall be determined in accordance with U.S. Treasury Regulations Section 1.704-2(f)(6) and Section 1.704-2(j)(2). This Section 7.4(a) is intended to comply with the minimum gain chargeback requirement in U.S. Treasury Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

          (b)   Shareholder Minimum Gain Chargeback.    Notwithstanding any other provision of this Article 7, except Section 7.4(a), if there is a net decrease in Shareholder Minimum Gain attributable to Shareholder Nonrecourse Debt during any Fiscal Year, each Shareholder which has a share of the Shareholder Minimum Gain attributable to such Shareholder Nonrecourse Debt, determined in accordance with U.S. Treasury Regulations Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent

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  Fiscal Years) in an amount equal to such Shareholder's share of the net decrease in Shareholder Minimum Gain attributable to such Shareholder Nonrecourse Debt, determined in accordance with U.S. Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Shareholder pursuant thereto. The items to be so allocated shall be determined in accordance with U.S. Treasury Regulations Section 1.704-2(i)(4) and Section 1.704-2(j)(2)(ii). This Section 7.4(b) is intended to comply with the minimum gain chargeback requirement in U.S. Treasury Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

          (c)   Qualified Income Offset.    In the event that any Shareholder unexpectedly receives any adjustments, allocations or distributions described in U.S. Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Company income and gain shall be specifically allocated to each such Shareholder in an amount and manner sufficient to eliminate, to the extent required by the U.S. Treasury Regulations, the Adjusted Capital Account Deficit of such Shareholder as quickly as possible, provided that an allocation pursuant to this Section 7.4(c) shall be made if and only to the extent that such Shareholder would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article 7 have been tentatively made as if this Section 7.4(c) were not in this Agreement. The foregoing provision is intended to comply with U.S. Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted and applied in a manner consistent with such U.S. Treasury Regulations.

          (d)   Gross Income Allocation.    In the event that any Shareholder has an Adjusted Capital Account Deficit at the end of any Fiscal Year, then each such Shareholder shall be specially allocated items of Company income and gain as quickly as possible, provided that an allocation pursuant to this Section 7.4(d) shall be made only if and to the extent that such Shareholder would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article 7 have been tentatively made as if this Section 7.4(d) were not in this Agreement.

          (e)   Nonrecourse Deductions.    Nonrecourse Deductions for any Fiscal Year shall be allocated to the Common Shareholders in proportion to their Percentage Interests or otherwise as determined by the Board of Directors.

          (f)    Shareholder Nonrecourse Deductions.    Any Shareholder Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated to the Shareholder who bears the economic risk of loss with respect to the Shareholder Nonrecourse Debt to which such Shareholder Nonrecourse Deductions are attributable in accordance with U.S. Treasury Regulations Section 1.704-2(i).

          (g)   Adjustments Under Section 754 of the Code.    To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Section 734(b) of the Code or Section 743(b) of the Code is required, pursuant to U.S. Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or U.S. Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Shareholder in complete liquidation of its interest in the Company, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Shareholders in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such U.S. Treasury Regulations section.

          (h)   Curative Allocations.    It is the intent of the Shareholders that, to the extent possible, the allocations set forth in the foregoing provisions of this Section 7.4 will be offset with special allocations of other items of Company income, gain, loss, and deduction pursuant to this Section 7.4(h). Therefore, notwithstanding any other provision of this Article 7 (other than the foregoing provisions of this Section 7.4 hereof), the Board of Directors shall make such offsetting

33

  special allocations of Company income, gain, loss, or deduction in whatever manner the Board of Directors determines to be appropriate so that, after such offsetting allocations are made, each Shareholder's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Shareholder would have had if the allocations set forth in the foregoing provisions of this Section 7.4 were not part of this Agreement. In exercising its discretion under this Section 7.4(h), the Board of Directors shall take into account future allocations under Sections 7.4(a) and 8.4(b) that, although not yet made, are likely to offset other allocations previously made under Sections 7.4(e) and 7.4(f).

        Section 7.5    Tax Incidents.    It is intended that the Company will be treated as a pass-through entity for tax purposes. Subject to Section 7.6 below, for U.S. federal and state income tax purposes, all items of Company taxable income, gain, loss, deduction, credit and any other allocations not otherwise provided for shall be allocated among the Shareholders in the same manner as the corresponding item of "book" income, gain, loss or expense was allocated pursuant to the preceding Sections of this Article 7.

        Section 7.6    Section 704(c) Allocations.    In accordance with Sections 704(b) and 704(c) of the Code and the U.S. Treasury Regulations promulgated thereunder, taxable income, gain, loss and deduction with respect to any property contributed to the capital of the Company or with respect to any property owned by the Company the Carrying Value of which has been adjusted pursuant to the definition of "Carrying Value" shall, solely for tax purposes, be allocated among the Shareholders so as to take account of any variation between the adjusted tax basis of such property to the Company for U.S. federal income tax purposes and its Carrying Value in accordance with any method permissible under U.S. Treasury Regulations Section 1.704-3. Allocations pursuant to this Section 7.6 are solely for purposes of U.S. federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Shareholder's Capital Account or share of Net Income, Net Losses or other items or distributions pursuant to any provision of this Agreement.

        Section 7.7    Allocations in Respect of Transferred Interests.    In the case of Shares transferred during any Fiscal Year in compliance with the provisions of Article 4, items of income, gain, loss deduction and credit, and all other items attributable to such transferred Shares or such Fiscal Year shall apportioned between the transferor and the transferee in such manner determined by the Board of Directors to be consistent with applicable law.

ARTICLE 8

DISTRIBUTIONS

        Section 8.1    Distributions to Shareholders.    Subject to provisions of law and the other provisions of this Agreement (including any Share Designation), distributions to Shareholders may be declared by the Board of Directors, in its discretion, and may be paid in cash, in property, or in Shares, and such distributions, if declared, (a) shall be made to the Preferred Shareholders, if any, in accordance with any applicable Share Designation and (b) shall be made to the Common Shareholders in accordance with Section 3.3(b). Subject to the provisions of any Share Designation, such declaration and payment by the Company shall be at the discretion of the Board of Directors.

        Section 8.2    Distributions After Dissolution.    In the event of the dissolution of the Company, all assets of the Company shall be applied and distributed solely in accordance with, and subject to the terms and conditions of, Section 16.3.

        Section 8.3    Payment.    Each distribution in respect of the Shares shall be paid by the Company, directly or through the Transfer Agent or through any other Person or agent, only to Shareholders as of the Record Date set for such distribution. Such payment shall constitute full payment and satisfaction

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of the Company's liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

        Section 8.4    Taxes Paid.    The Board of Directors may treat taxes paid by the Company on behalf of, or amounts withheld with respect to, all or less than all of the Shareholders, as a distribution of cash to such affected Shareholders.

        Section 8.5    Reserves.    There may be created by the Board of Directors out of funds of the Company such reserve or reserves as the Board from time to time, in its discretion, considers proper to provide for contingencies, to equalize distributions, or to repair or maintain any property of the Company, or for such other purpose as the Board of Directors shall consider beneficial to the Company, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

        Section 8.6    General Restriction.    Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make a distribution to a Shareholder on account of its interest in the Company if such distribution would violate the Act or any other applicable law.

ARTICLE 9

BOARD OF DIRECTORS

        Section 9.1    Number of Directors and Term of Office.

          (a)   The number of Directors which shall constitute the whole of the Board of Directors shall be not less than three (3) or more than thirteen (13), the number thereof to be determined from time to time by the Board of Directors, subject to the provisions of, and in the manner specified by, this Agreement and the Shareholders Agreement. Subject to the foregoing provisions for changing the number of Directors, the number of Directors of the Company at the Effective Time has been fixed at ten (10). As of the Effective Time, the Board of Directors will automatically be comprised of the following ten individuals: Paolo Amato, Ehud Barak, Jason Epstein, Peter Gleysteen, Andrew Intrater, Robert B. Machinist, Marco Musetti, Daniel K. Schrupp, Jeffrey S. Serota and Stephen F. Smith.

          (b)   With the exception of the first Board of Directors, and except as provided in Section 9.4 of this Agreement or the Shareholders Agreement, the Directors shall be elected to one-year terms by a plurality vote of the Shares represented in person or by proxy at the Shareholders' annual meeting and entitled to vote on the election of Directors. Subject to the Shareholders Agreement, elected Directors shall hold office until the annual meeting when their terms expire and until their successors shall be duly elected and qualified or until his or her earlier death, incapacity, resignation, retirement, disqualification or removal from office. Directors need not be Shareholders. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the Shareholders called for that purpose in the manner provided in this Agreement.

          (c)   Elections of Directors need not be by written ballot.

        Section 9.2    General Powers.    The business and affairs of the Company shall be managed by and under the direction of the Board of Directors. Except as otherwise expressly provided in this Agreement and subject to the provisions of the Shareholders Agreement, the authority and functions of the Board of Directors, on the one hand, and of the Officers, on the other, shall be identical to the authority and functions of the board of directors and officers, respectively, of a corporation organized under the DGCL. The Directors shall have only such authority as set forth in, or contemplated by, this Agreement (including the immediately succeeding sentence) and shall not have the authority that they otherwise would have under the Act unless such authority is otherwise set forth in, or contemplated by,

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this Agreement (including the immediately subsequent sentence). Except as otherwise expressly provided in this Agreement and subject to the provisions of the Shareholders Agreement, to the fullest extent permitted by law, the Company shall be subject to and governed by Subchapter IV of the DGCL as if set forth in full herein to the same extent as if the Company were a Delaware corporation formed under the DGCL, and for such purpose the terms "director", "board of directors", "corporation", "officer", "stock", "stockholder", "certificate of incorporation" and "bylaws" as used in the DGCL shall be deemed to refer to a Director, the Board of Directors, the Company, an Officer, the Shares, the Shareholders, the Charter Provisions and the Bylaw Provisions, respectively. The parties intend that Subchapter IV of the DGCL shall be applied and interpreted consistently with the jurisprudence regarding such subchapter. Subject to the restrictions imposed by this Agreement, the Board of Directors may exercise all the powers of the Company.

        Section 9.3    Vacancies.

          (a)   Except as otherwise required by the Shareholders Agreement, vacancies and newly created directorships resulting from any increase in the authorized number of Directors shall be filled only by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director, and each Director so elected shall hold office for the unexpired portion of the term of the Director whose place shall be vacant and until his successor shall have been duly elected and qualified; provided however, that whenever the holders of any class of Shares or series thereof are entitled by this Agreement to elect one or more Directors, vacancies and newly created directorships of such class or series may be filled only by a majority of the Directors elected by such class or series then in office, or by the sole remaining Director so elected.

          (b)   A vacancy in the Board of Directors shall be deemed to exist under this section in the case of the death, removal or resignation of any Director, or if the Shareholders fail at any meeting of Shareholders at which Directors are to be elected (including any meeting referred to in Section 6.3) to elect the number of Directors then constituting the whole Board.

        Section 9.4    Resignations and Removals.

          (a)   Any Director may resign at any time by delivering his resignation to the Secretary in writing or by Electronic Transmission, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the discretion of the Board of Directors. If no such specification is made, it shall be deemed effective at the discretion of the Board of Directors.

          (b)   Except as otherwise required by the Shareholders Agreement, the Board of Directors or any individual Director may be removed from office with or without cause.

        Section 9.5    Meetings.

          (a)   The Chairman of the Board shall determine whether there will be an annual meeting of the Board of Directors in a given year, and any such meeting shall be held at the place, date and time determined by the Chairman of the Board.

          (b)   Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held at any place, within or without the State of Delaware, which has been designated by resolutions of the Board of Directors or the written consent of all Directors. Notice need not be given of regular meetings of the Board of Directors held at times and places fixed by resolution of the Board of Directors.

          (c)   Special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, Chief Executive Officer, a President or the Board of Directors.

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          (d)   Notice of the time and place of all regular and special meetings of the Board of Directors shall be given to each Director by mail, personal delivery, Electronic Transmission or telephone at least twenty-four (24) hours before the day of the meeting. If given by mail, notice shall be deemed to be given on the business day next following the date on which such notice is deposited in the mail, and if given by personal delivery on the day on which dispatched for next day delivery. Notice need not be given to any Director who waives notice in writing, whether before or after the meeting, or who attends the meeting without protesting prior thereto or at its commencement, the lack of notice to such Director.

        Section 9.6    Quorum and Voting.

          (a)   Except as otherwise provided in the Shareholders Agreement, a quorum of the Board of Directors shall consist of a majority of the whole Board of Directors; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the Directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

          (b)   At each meeting of the Board at which a quorum is present, all questions and business shall be determined by a vote of a majority of the Directors present, unless a different vote be required by law (as if the Company were a Delaware corporation), the Shareholders Agreement or this Agreement.

          (c)   Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of telephone conference or other communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

        Section 9.7    Action Without Meeting.    Unless otherwise restricted by this Agreement or the Shareholders Agreement, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or of such committee, as the case may be, consent thereto in writing or by Electronic Transmission, and such writing or writings or Electronic Transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

        Section 9.8    Fees and Compensation.    Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors or a committee thereof.

        Section 9.9    Committees.

          (a)   Appointment; Powers. The Board of Directors may, subject to the provisions of the Shareholders Agreement, by resolution passed by a majority of the whole Board, from time to time appoint such committees as may be permitted by law. Such committees appointed by the Board of Directors shall, to the extent permitted by law and the Shareholders Agreement, have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committee.

          (b)   Term; Committee Membership. The members of all committees of the Board of Directors shall serve a term coexistent with that of the Board of Directors which shall have appointed such committee. The Board, subject to the provisions of subsections (a) or (b) of this Section 9.9 and the Shareholders Agreement, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee; provided that all committees shall consist of at least one member. The membership of a committee member shall terminate on the date of his death or voluntary resignation, but the Board may, except as otherwise required by the

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  Shareholders Agreement, at any time for any reason remove any individual committee member and the Board may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may, subject to the provisions of the Shareholders Agreement, designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          (c)   Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of any committee appointed pursuant to this Section 9.9 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter; special meetings of any such committee may be held at the principal office of the Company, or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any Director who is a member of such committee upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time after the meeting and will be waived by any Director by attendance thereat.

          (d)   Quorum; Voting. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

        Section 9.10    Interested Contracts or Transactions.    A Director or Officer of the Company shall not be disqualified by his office from dealing or contracting with the Company as a vendor, purchaser, employee, agent, or otherwise. No Director or Officer shall be accountable or responsible to the Company for or in respect to any transaction or contract or act of the Company or for any gains or profits directly or indirectly realized by him by reason of the fact that he or any entity of which he is a shareholder, partner, member or director, is interested in such transaction or contract or act; provided the fact that such Director or Officer or such entity is so interested shall have been disclosed or shall have been known to the Board of Directors or such members thereof as shall be present at any meeting of the Board of Directors at which action upon such contract or transaction or act shall have been taken. Any Director may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize or take action in respect to any such contract or transaction or act, and may vote thereat to authorize, ratify, or approve any such contract or transaction or act, and any Officer of the Company may take any action within the scope of his authority respecting such contract or transaction or act with like force and effect as if he or any entity of which he is a shareholder, partner, member or director, were not interested in such transaction or contract or act. Without limiting or qualifying the foregoing, if in any judicial or other inquiry, suit, cause, or proceeding, the question of whether a Director or Officer of the Company has acted in good faith is material, then notwithstanding any statute or rule of law or of equity to the contrary (if any there be), his good faith shall be presumed, in the absence of proof to the contrary by clear and convincing evidence.

        Section 9.11    Partnership Tax Status.

          (a)   In the event that the Board of Directors determines the Company should seek relief pursuant to Section 7704(e) of the Code to preserve the status of the Company as a partnership for U.S. federal (and applicable state) income tax purposes, the Company and each Shareholder

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  shall agree to adjustments required by the tax authorities, and the Company shall pay such amounts as required by the tax authorities, to preserve the status of the Company as a partnership.

          (b)   In exercising its authority under this Agreement, the Board of Directors may, but shall be under no obligation to, take into account the tax consequences to any Shareholder of any action taken (or not taken) by it. To the fullest extent permitted by law, the Board of Directors and the Company shall not have any liability to a Shareholder for monetary damages or otherwise for losses sustained, liabilities incurred or benefits not derived by such Shareholder in connection with such decisions except to the extent set forth in Article 11.

ARTICLE 10

OFFICERS

        Section 10.1    Officers Designated.    Subject to the terms of the Shareholders Agreement, the Board of Directors by majority vote of the whole Board shall elect the Officers of the Company, which may include a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, one or more Presidents or Co-Presidents, a Treasurer, a Secretary, one or more Vice Presidents (any one or more of whom may be given an additional designation of rank or function), and such other officers as the Board of Directors may from time to time deem proper. In addition to the powers and the duties specified herein, all Officers of the Company shall exercise such powers and perform such duties as the Board of Directors, the Chief Executive Officer, the President or any Co-President may from time to time assign to them.

        Section 10.2    Tenure; Vacancies.    Subject to the terms of the Shareholders Agreement, the term of office of all Officers shall be until their respective successors have been elected and qualified, but any Officer may be removed from office, either with or without cause, at any time by the Board of Directors. Subject to the terms of the Shareholders Agreement, any vacancy in any office arising from any cause may be filled for the unexpired portion of the term by the Board of Directors. Nothing in this Agreement shall be construed as creating any kind of contractual right to employment with the Company.

        Section 10.3    Resignation.    Any Officer may resign upon notice given in writing or by Electronic Transmission to the Company and such resignation shall take effect upon receipt by the Chairman of the Board, the Chief Executive Officer or the Secretary, unless otherwise specified in the resignation.

        Section 10.4    Compensation.    The remuneration of all Officers may be fixed by the Board of Directors or in such manner as the Board of Directors shall provide.

        Section 10.5    Chief Executive Officer.    Subject to the terms of the Shareholders Agreement, the Board of Directors may designate a Chief Executive Officer. The Chief Executive Officer shall have general responsibility for implementation of the policies of the Company, as determined by the Board of Directors, and for the management of the business and affairs of the Company. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or this Agreement to some other officer or agent of the Company or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Directors from time to time.

        Section 10.6    President.    In the absence of a Chief Executive Officer, the President or Co-Presidents shall in general supervise and control all of the business and affairs of the Company. In the absence of a designation of a Chief Operating Officer by the Board of Directors, the President or Co-Presidents shall serve as the Chief Operating Officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or this Agreement to some other officer or agent of the Company

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or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

        Section 10.7    Chief Financial Officer.    The Board of Directors may designate a Chief Financial Officer. The Chief Financial Officer shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President or any Co-President.

        Section 10.8    Chief Operating Officer.    The Board of Directors may designate a Chief Operating Officer. The Chief Operating Officer shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President or any Co-President.

        Section 10.9    Chief Investment Officer.    The Board of Directors may designate a Chief Investment Officer. The Chief Investment Officer shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President or any Co-President.

        Section 10.10    Vice Presidents.    The Vice Presidents, whose titles may be specified by the Board of Directors, shall perform such duties as may be assigned by the Board of Directors, the Chief Executive Officer or the President or any Co-President.

        Section 10.11    General Counsel.    The Board of Directors may designate a General Counsel. The General Counsel shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President or any Co-President.

        Section 10.12    Treasurer.    The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Company, shall deposit or cause to be deposited in the name of the Company all funds of the Company to its credit in such banks, trust companies or other depositories as may from time to time be designated by the Board of Directors or pursuant to authority granted by the Board of Directors. The Treasurer may endorse for collection on behalf of the Company, checks, notes and other obligations, shall keep accurate accounts of all funds received or paid for the account of the Company, and shall render to the Board of Directors, the Chief Executive Officer, the President, any Co-President and the Chief Financial Officer of the Company, whenever requested, an account of the financial condition of the Company and other reports with respect to the financial resources, borrowings or condition of the Company. The Treasurer shall perform such other and further duties as may be assigned by the Board of Directors, the President or the Chief Financial Officer.

        Section 10.13    Assistant Treasurers.    The Assistant Treasurer or Treasurers shall perform the duties and exercise the powers of the Treasurer in the Treasurer's absence or during the Treasurer's inability to act, and shall perform such other and further duties as may be assigned by the Board of Directors, the Chief Executive Officer, the President, any Co-President, the Chief Financial Officer or the Treasurer.

        Section 10.14    Secretary.    The Secretary shall record the proceedings of all meetings of the Board of Directors and of the Shareholders in a book to be kept for that purpose, give or cause to be given all notices required by this Agreement, resolutions of the Board of Directors and provisions of law, have custody of the seal of the Company and authority to affix the seal on all documents properly executed on behalf of the Company and to attest the same, and shall perform such other and further duties as may be assigned by the Board of Directors, the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President or any Co-President.

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        Section 10.15    Assistant Secretaries.    The Assistant Secretary or Secretaries shall perform the duties and exercise the powers of the Secretary in the Secretary's absence or during the Secretary's inability to act, and shall perform such other and further duties as may be assigned by the Board of Directors, the Chief Executive Officer, the President, any Co-President or the Secretary.

        Section 10.16    Other Officers.    Such other officers as the Board of Directors or the Chairman of the Board may from time to time appoint, including one or more Vice Chairmen, which Vice Chairman or Vice Chairmen may, but need not, be members of the Board of Directors.

        Section 10.17    Removal.    Except as otherwise provided in the Shareholders Agreement and this Agreement, any Officer or employee of the Company may, at any time, be removed by the affirmative vote of at least a majority of the whole Board. In case of such removal the Officer so removed shall forthwith deliver all the property of the Company in his or her possession, or under his or her control, to some person to be designated by the Board of Directors.

        Section 10.18    Temporary Delegation.    The Board of Directors may at any time, in the transaction of business, temporarily delegate any of the duties of any Officer to any other Officer or Person selected by it.

        Section 10.19    Vacancies.    Subject to the terms of the Shareholders Agreement, any vacancy occurring in any office, may be filled for the unexpired term by the Board of Directors or the Chairman of the Board; provided, however, that the Chairman of the Board shall not have the power to fill a vacancy occurring in the office of any Officer for whose election or appointment a provision is made in this Agreement stating that such Officer shall be chosen solely by the Board of Directors.

ARTICLE 11

INDEMNIFICATION AND EXCULPATION

        Section 11.1    Indemnification.

          (a)   The Company shall indemnify and hold harmless, to the fullest extent permitted by the DGCL (as if the Company were a Delaware corporation and such Covered Person (as defined below) were a director or officer of a Delaware corporation) as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the Company to provide broader indemnification rights than were permitted prior thereto), any natural person who was or is a party or is threatened to be made a party to, or is otherwise involved in, any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, hearing or other proceeding, whether civil, criminal, legislative, administrative or investigative in nature, including a proceeding by any self-regulatory body (a "proceeding"), by reason of the fact that he or she is or was, at any time during which this Article 11 is in effect or any time prior thereto (whether or not such person continues to serve in such capacity at the time any indemnification pursuant hereto is sought or at the time any proceeding relating thereto is pending), a Director or Officer of the Company, or while serving as a Director or Officer is or was serving, or is alleged to have been serving, at the request of the Company as a director, officer, manager, partner, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise (each such natural person, a "Covered Person"), whether the basis of such Covered Person's involvement in such proceeding is any alleged action or omission in an official capacity as a director, officer, manager, partner, trustee, employee or agent or as a result of such Covered Person's status as such, against all liability suffered (including, without limitation, any judgments, fines, excise taxes or penalties and amounts paid in settlement) and expenses (including attorneys' fees and disbursements), actually and reasonably incurred by such Covered Person in connection with such proceeding.

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          (b)   For purposes of this Article 11, a Director or Officer of the Company serving as a director, officer, manager, partner, trustee, employee or agent of a Person of which the Company owns, directly or indirectly, a majority of the equity interests entitled to vote in the selection of its directors or the members of a comparable governing body or of an employee benefit plan of the Company or of any such Person shall be deemed to have served in such capacity at the request of the Company and actions taken or omitted by a Covered Person in such capacity or on behalf of such an employee benefit plan, if done in good faith and in a manner that he or she reasonably believed was in the best interests of such Person or such employee benefit plan or its participants or beneficiaries, shall be deemed to have been done in a manner not opposed to the best interests of the Company and actions taken or omitted on behalf of a direct or indirect subsidiary of the Company (even if not wholly owned by the Company), if done in good faith and in a manner that he or she reasonably believed to be in the best interests of the subsidiary or its owners, shall be deemed to have been done in a manner not opposed to the best interests of the Company.

          (c)   Notwithstanding the foregoing provisions of this Article 11, except as provided in Section 11.2, the Company shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if the proceeding (or part thereof) was authorized by the Board of Directors.

          (d)   A Covered Person shall also be entitled, to the fullest extent permitted by law, to be paid by the Company the expenses (including attorneys' fees and disbursements) actually and reasonably incurred by a Covered Person in defending any such proceeding in advance of its final disposition; provided, however, the payment of such expenses incurred by a Director or Officer in his or her capacity as a Director or Officer shall be made only upon receipt of an undertaking by or on behalf of the Covered Person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that the Covered Person is not entitled to be indemnified by the Company for such expenses under this Article 11 or otherwise. The rights conferred upon Covered Persons in this Article 11 shall be contract rights that vest at the time of such Covered Person's service as a Director or Officer of the Company and such rights shall continue as to a Covered Person who has ceased to be a Director or Officer and inure to the benefit of his or her heirs, distributees, executors and administrators.

          (e)   The indemnification and advancement provided in this Article 11 is intended to comply with the requirements of, and provide indemnification and advancement rights substantially similar to those that may be available to directors, officers, employees and agents of corporations incorporated under the DGCL, as it relates to the indemnification of and advancement to officers, directors, employees and agents of a Delaware corporation and, as such, the parties intend that they should be interpreted consistently with the provisions of, and jurisprudence regarding, indemnification and advancement under the DGCL.

          (f)    In the event of any amendment to Section 145 of the DGCL or the amendment or addition of any other provision of the DGCL relating to indemnification and advancement by Delaware corporations of Persons of the type referenced in this Section 11.1, the Board of Directors, without the approval of any Shareholder or any other Person, may amend this Agreement to reflect such amendment or addition in the indemnification and advancement provisions of this Agreement.

        Section 11.2    Right of Claimant to Bring Suit.

          (a)   If a claim for indemnification or advancement of expenses under Section 11.1 is not paid in full within sixty (60) days after a written claim therefor, supported by documentation reasonably requested by the Company, has been received by the Company, the claimant may at any time thereafter file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense actually and reasonably incurred in prosecuting such

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  claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the Company) that the claimant has not met the standard of conduct which makes it permissible under the DGCL (as if the Company were a Delaware corporation) for the Company to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board of Directors, independent counsel or Shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL (as if the Company were a Delaware corporation), nor an actual determination by the Company that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

          (b)   To the fullest extent permitted under Delaware law, each Covered Person, or other Person to whom advancement of expenses or indemnification has been made hereunder, agrees that all actions for the advancement of expenses or indemnification brought under this Article 11 or otherwise shall be a matter to which Section 18-111 of the Act shall apply and which shall be brought exclusively in the Court of Chancery. Each of the parties hereto agrees that the Court of Chancery may summarily determine the Company's obligations to advance expenses (including attorneys' fees) under this Article 11.

        Section 11.3    Provisions Nonexclusive.    The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred on any Covered Person by this Article 11 shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of this Agreement, agreement, vote of Shareholders or the Board of Directors or otherwise. The Company may enter into agreements providing for indemnity of or advancement of expenses to a Director or Officer containing such provisions further to or alternative to the provisions of this Article 11 as the Board of Directors determines is in the best interests of the Company. However, notwithstanding the foregoing, unless expressly agreed to in writing by the Company, the Company's obligation to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, manager, partner, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise shall be reduced by any amount such person has collected as indemnification from any such other corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise; and, in the event the Company has fully paid such expenses, the Covered Person shall return to the Company any amounts subsequently received from such other source of indemnification.

        Section 11.4    Indemnification of Non-Covered Persons.    This Article 11 shall not limit in any way the ability of the Company, to the extent and in any manner permitted by law, to indemnify and advance expenses to persons other than Covered Persons when and as authorized by the Board of Directors.

        Section 11.5    Authority to Insure.    The Company may purchase and maintain insurance, at its expense, on behalf of any Person who is or was a Covered Person and any other Person against any liability, expense or loss asserted against such Person and incurred by such Person, whether or not the Company would have the power or obligation to indemnify such Person against such liability, expense or loss.

        Section 11.6    Survival of Rights.    The rights provided by this Article 11 shall continue as to a Person who has ceased to be a Covered Person or is a Person who has received advancement of expenses or indemnification under Section 11.4, and shall inure to the benefit of the heirs, executors, and administrators of such a Person.

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        Section 11.7    Effect of Amendment.    Any repeal, other termination, amendment, alteration or modification of the provisions of this Article 11 that in any way diminishes, limits, restricts, adversely affects or eliminates any right of a Person (or his or her successors) to indemnification or advancement of expenses hereunder shall be prospective only and shall not in any way diminish, limit, restrict, adversely affect or eliminate any such right with respect to any actual or alleged act or omission occurring prior thereto while such a Person was a Covered Person or any actual or alleged state of facts, then or previously existing, including with respect to any proceeding thereafter brought or threatened based in whole or in part upon any such actual or alleged act, omission or state of facts.

        Section 11.8    Subrogation.    In the event of payment under this Article 11, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnified Person, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

        Section 11.9    Exculpation.

          (a)   To the fullest extent permitted under Section 102(b)(7) of the DGCL and applicable statutory and decisional law, a Director shall not be personally liable to the Shareholders or the Company for monetary damages for breach of fiduciary duty as a Director. For purposes of this Section 11.9(a), Section 102(b)(7) of the DGCL shall be deemed to apply to the Company as if the Company were a Delaware corporation and for such purpose the terms "director", "corporation" and "stockholders" used therein shall be deemed to refer to a Director, the Company and the Shareholders, respectively. This Section 11.9 does not affect the availability of equitable remedies for breach of fiduciary duties.

          (b)   If the DGCL or applicable statutory law is amended or applicable decisional law changes after the date of this Agreement to authorize Delaware corporations to further eliminate or limit the personal liability of directors of a Delaware corporation beyond that permitted as of the Effective Time, the liability of a Director to the Shareholders and the Company shall be further limited to the fullest extent permitted under the DGCL and applicable statutory and decisional law as so amended or changed, without the approval of any Shareholder or any other Person and without the need for any amendment to this Agreement.

ARTICLE 12

MEMBER VOTE REQUIRED IN CONNECTION WITH CERTAIN BUSINESS COMBINATIONS OR TRANSACTIONS

        Section 12.1    Merger or Consolidation.

          (a)   Except as otherwise provided in this Agreement, the Company shall not merge or consolidate with or into any limited liability company, corporation (whether stock or nonstock), joint-stock association (as defined in Section 254(a) of the DGCL), statutory trust, business trust or association, real estate investment trust, common-law trust or any other unincorporated business, including a partnership unless, in each case, the Board of Directors shall adopt a resolution approving the agreement providing for such action and declaring its advisability. The agreement shall be submitted to the Shareholders holding Voting Shares at an annual or special meeting for the purpose of acting on the agreement. Due notice of the time, place and purpose of the meeting shall be mailed to each Shareholder, whether holding Voting Shares or non-Voting Shares, at such Shareholder's address as it appears on the records of the Company, at least twenty (20) days prior to the date of the meeting. The notice shall contain a copy of the agreement or a brief summary thereof. At the meeting, the agreement shall be considered and a vote taken for its

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  adoption or rejection. If a Share Majority shall vote for the adoption of the agreement, then the agreement shall be so adopted by the Company.

          (b)   Notwithstanding anything contained in Section 12.1(a), unless otherwise required by this Agreement, (i) no vote of Shareholders or resolution of the Board of Directors shall be required to authorize a merger or consolidation if such a vote or resolution would not be required to approve such a merger under the DGCL (including without limitation, to approve a merger effected pursuant to Section 251(f), Section 251(g), Section 253 or Section 267 of the DGCL) and (ii) the Company shall not be permitted to effect a merger or consolidation if such a merger or consolidation would be prohibited under the DGCL, in each case assuming the Company were a Delaware corporation and the Shareholders were stockholders of such Delaware corporation. For purposes of determining whether a vote of Shareholders is required to authorize a merger or consolidation under this Section 12.1 and whether the Company is prohibited from effecting a merger or consolidation under this Section 12.1, the terms "director", "board of directors", "common stock", "corporation", "stock", "stockholder", "certificate of incorporation" and "bylaws" as used in the DGCL shall be deemed to refer to a Director, the Board of Directors, Common Shares, the Company, the Shares, the Shareholders, the Charter Provisions and the Bylaw Provisions, respectively. For the avoidance of doubt, the Company shall not be governed by Section 203 of the DGCL.

        Section 12.2    Conversion.    Except as otherwise provided in this Agreement, the Company shall not convert to a corporation, statutory trust, business trust or association, real estate investment trust, common-law trust or any other unincorporated business including a partnership (whether general (including a limited liability partnership) or limited (including a limited liability limited partnership)) or a foreign limited liability company unless the Board of Directors shall have adopted a resolution approving such conversion, specifying the type of entity to which the Company shall be converted and recommending the approval of such conversion by the Shareholders. The resolution shall then be submitted to the Shareholders holding Voting Shares at an annual or special meeting. Due notice of the time, place and purpose of the meeting shall be mailed to each Shareholder, whether holding Voting Shares or non-Voting Shares, at such Shareholder's address as it appears on the records of the Company, at least twenty (20) days prior to the date of the meeting. At the meeting, the resolution shall be considered and a vote taken for its adoption or rejection. If a Share Majority shall vote for the adoption of the resolution, then the resolution shall be so adopted by the Company.

        Section 12.3    Sale, Lease or Exchange of Assets.

          (a)   Except as otherwise provided in this Agreement, the Company shall not sell, lease or exchange All or Substantially All of its assets (except in connection with (i) the winding up of the Company in accordance with Article 16 or (ii) a sale, lease or exchange of All or Substantially All of its assets to a subsidiary (as defined in Section 12.3(b) below) of the Company), unless authorized by a resolution adopted by a Share Majority at a meeting duly called upon a least twenty (20) days' notice. The notice of the meeting shall state that such a resolution will be considered. If a Share Majority shall vote for the adoption of the resolution, then the resolution shall be so adopted.

          (b)   For purposes of this Section 12.3 only, (i) "All or Substantially All" of the Company's assets include assets of any subsidiary of the Company and (ii) "subsidiary" means any entity wholly-owned and controlled, directly or indirectly, by the Company and includes, without limitation, corporations, partnerships, limited partnerships, limited liability partnerships, limited liability companies, and/or statutory trusts.

        Section 12.4    Appraisal Rights.    The Shareholders are entitled to rights of appraisal in the event of a merger or consolidation of the Company that would give rise to appraisal rights under the DGCL if the Company were a Delaware corporation. To the fullest extent permitted by law, the Court of

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Chancery (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for any Shareholder to bring an action to enforce its appraisal rights under this Agreement. The parties hereto intend that such court shall give effect to any appraisal rights exercised pursuant to this Agreement in a manner, and pursuant to a process, that is identical to the rights that a stockholder of a Delaware corporation would have under Section 262 of the DGCL if the Company were a Delaware corporation and the Shareholders were stockholders of such Delaware corporation and the Company and the Shareholders agree that the exercise of appraisal rights pursuant to this Section 12.4 constitutes the existence of a dispute or controversy.

        Section 12.5    Conversion to a Delaware Limited Partnership.    Notwithstanding anything to the contrary contained in this Agreement, if the Board of Directors determines, in its sole discretion, that it is in the interest of the Company to do so, the Board of Directors may effect the conversion of the Company from a Delaware limited liability company to a Delaware limited partnership, and may effect such change by merger or conversion or otherwise under applicable law, in each case, without the consent of any Shareholder or any other Person.

ARTICLE 13

AMENDMENTS

        Section 13.1    Amendments of Other Provisions.    Subject to Section 13.5, the Other Provisions may be amended, but only in the following manner: first, the Board of Directors shall adopt a resolution setting forth the amendment proposed, declaring its advisability, and second, it shall call a special meeting of the Shareholders entitled to vote in respect thereof for the consideration of such amendment or direct that the amendment proposed be considered at the next annual meeting of the Shareholders. Such special or annual meeting shall be called and held upon notice in accordance with the provisions of Article 6. The notice shall set forth such amendment in full or a brief summary of the changes to be effected thereby. At the meeting a vote of the Shareholders entitled to vote thereon shall be taken for and against the proposed amendment. A proposed amendment to the Other Provisions shall be effective upon its approval at a meeting of the Shareholders at which a quorum is present by a majority of the votes cast at such meeting.

        Section 13.2    Amendment of Bylaw Provisions.

          (a)   Subject to Section 13.5, the Bylaw Provisions may be amended, but only in the following manner: (a) by the Board of Directors without the consent of any Shareholder or other Person or (b) by the vote of not less than a Share Majority, unless a greater majority is required by this Agreement, at an annual meeting of Shareholders or at any special meeting of Shareholders.

          The Board of Directors shall also have the authority to amend or add any Bylaw Provision (including, without limitation, the amendment or addition of any Bylaw Provision setting forth the number of Directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting by the affirmative vote of a majority of the whole number of Directors, subject to the power of the Shareholders to amend such Bylaw Provisions; provided that the authorized number of Directors may be changed only by resolution of the Board of Directors.

          (b)   This Agreement may be amended to add new provisions hereto in the manner set forth in Section 13.2(a) if the new provision (i) is not inconsistent with the DGCL (as if the Company were a Delaware corporation), any DGCL-Implementing Provision or any Charter Provision, and (ii) if adopted by a corporation subject to the DGCL, would be lawful and proper to include in the bylaws of such corporation.

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        Section 13.3    Amendment of Charter Provisions.

          (a)   Subject to Section 13.3(b), Section 13.3(c) and Section 13.5, the Charter Provisions may be amended in the same manner as provided in Section 13.1 relating to an amendment of the Other Provisions, except that such amendment shall be effective upon approval by a Share Majority.

          (b)   The holders of the Outstanding Shares of a class shall be entitled to vote as a class upon a proposed amendment to the Charter Provisions, whether or not otherwise entitled to vote thereon by this Agreement, if the amendment would increase or decrease the aggregate number of authorized Shares of such class or alter or change the powers, preferences, or special rights of the Shares of such class, in each case so as to affect them adversely. Notwithstanding the foregoing, if any proposed amendment to the Charter Provisions would alter or change the powers, preferences, or special rights of one or more series of any class so as to affect them adversely, but shall not so affect the entire class, then only the Shares of the series so affected by the amendment shall be considered a separate class for the purposes of this Section 13.3.

          (c)   Whenever the Charter Provisions shall require a vote by the holders of any class or series of Shares, or by the holders of any other securities having voting power the vote of a greater number or proportion than is otherwise required by this Agreement, the Charter Provision requiring such greater vote shall not be altered, amended or repealed except by such greater vote.

          (d)   This Agreement may be amended to add new provisions hereto in the manner set forth in this Section 13.3 (including, if applicable, Section 13.3(b) and Section 13.3(c)) if the new provision (i) is not inconsistent with the DGCL (as if the Company were a Delaware corporation) or any DGCL-Implementing Provision and (ii) if adopted by a corporation subject to the DGCL, would be lawful and proper to include in the certificate of incorporation of such corporation.

        Section 13.4    Amendment of DGCL-Implementing Provisions.    Subject to Section 13.5, the DGCL-Implementing Provisions may be amended, but only in the same manner as provided in Section 13.1 relating to an amendment of the Other Provisions; provided, however, that such amendment shall be effective upon approval by a Share Majority, and notwithstanding the foregoing, if the Board of Directors determines that Delaware corporations have implemented a DGCL provision in a manner not permitted by the corresponding DGCL-Implementing Provision in this Agreement (whether as a result of the development in jurisprudence or otherwise) (a "New Implementation"), such corresponding DGCL-Implementing Provision may be amended to adopt such New Implementation in the same manner as a Bylaw Provision may be amended under Section 13.2(a).

        Section 13.5    Amendments to be Adopted Solely By the Board.    Notwithstanding Sections 13.1, 13.2, 13.3 or 13.4 or any other provision of this Agreement, the Board of Directors, without the approval of any Shareholder or other Person, may amend any provision of this Agreement:

          (a)   to reflect a change in the name of the Company, the registered agent of the Company or the registered office of the Company;

          (b)   to adopt any amendment expressly permitted by this Agreement to be made by the Board of Directors, acting alone, including as permitted by Sections 4.3(b), 7.2(b) and 11.1(f);

          (c)   in the event any provision of the DGCL or the Act is enacted, amended or revoked, to adopt any amendment to this Agreement that the Board of Directors determines is necessary or appropriate to reflect the change effected by such enactment, amendment or revocation to the DGCL or the Act;

          (d)   pursuant to any Share Designation or in connection with any issuance of Preferred Shares pursuant to Section 3.4(b);

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          (e)   if any term or provision of this Agreement is determined, in a final and nonappealable Order, to be illegal or invalid for any reason, to adopt any amendment to this Agreement that the Board of Directors determines is necessary or appropriate so as to, as closely as possible in a manner acceptable to the Board, effect the intent that this Agreement govern the Company in a manner that is substantially similar to the governance of CIFC Corp. in effect immediately prior to the Effective Time;

          (f)    to qualify or continue the qualification of the Company as a limited liability company under the laws of any state or to ensure that the Company will not be treated as an association taxable as a corporation or otherwise taxed as an entity for U.S. federal income tax purposes;

          (g)   to address changes in the Code, U.S. Treasury Regulations, legislation or interpretation;

          (h)   to the extent it does not adversely affect the Shareholders considered as a whole or Shareholders holding any particular class or series of Shares as compared to Shareholders holding any other classes or series of Shares, in each case, in any material respect, to (i) satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any U.S. federal or state or non-U.S. agency or judicial authority or contained in any U.S. federal or state or non-U.S. statute (including the Act) or (ii) facilitate the trading of Shares (including the division of any class or series of Outstanding Shares into different classes or series to facilitate uniformity of tax consequences within such classes or series of Shares) or comply with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Shares are or will be listed, or (iii) effect the intent expressed in the Registration Statement or the intent of the provisions of this Agreement;

          (i)    to effect a change in the Fiscal Year or taxable year of the Company and any other changes that the Board of Directors determines to be necessary or appropriate as a result of a change in the Fiscal Year or taxable year of the Company;

          (j)    to effect the conversion of the Company from a Delaware limited liability company to a Delaware limited partnership and any other changes that the Board of Directors determines to be necessary or appropriate in connection therewith; and

          (k)   to correct any provision of this Agreement that, as a result of a typographical error or other inaccuracy, does not implement the intent that this Agreement govern the Company in a manner that is substantially similar to the governance of CIFC Corp. in effect immediately prior to the Effective Time.

        Section 13.6    Execution/Effectiveness.    Any amendments duly adopted in accordance with the terms of this Agreement may be executed by the Attorney-in-Fact in accordance with the power of attorney set forth in Section 2.8. Notwithstanding the foregoing, upon obtaining such approvals required by this Agreement and without further action or execution by any other Person, including any Shareholder, (i) any amendment to this Agreement may be implemented and reflected in a writing executed solely by an Officer authorized to do so by the Board of Directors and (ii) the Shareholders shall be deemed a party to and bound by such amendment of this Agreement.

ARTICLE 14

RECORDS AND FILINGS

        Section 14.1    Records and Accounting.    The Company shall keep correct and complete books and records, shall keep minutes of the proceedings of its Shareholders and Board of Directors and shall keep at its registered office or principal place of business, or at the office of its Transfer Agent, a list of the names and addresses of all Shareholders and the number and class and series of the Shares held by each.

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        Section 14.2    Tax Returns; Filings.    At the Company's expense, the Board of Directors will cause the income tax returns for the Company to be prepared and timely filed with the appropriate authorities. The Board of Directors, at the Company's expense, will also cause to be prepared and timely filed, with appropriate federal and state regulatory and administrative authorities, all reports required to be filed by the Company with those entities under then current applicable laws, rules and regulations.

ARTICLE 15

TAX MATTERS

        Section 15.1    Tax Returns and Information.    As soon as reasonably practicable after the end of each Fiscal Year, the Company shall send to each Shareholder a copy of U.S. Internal Revenue Service Schedule K-1 and any comparable statements required by applicable U.S. state or local income tax law, with respect to such Fiscal Year. Each Shareholder shall be required to report for all tax purposes consistently with such information provided by the Company. The classification, realization and recognition of income, gain, losses and deductions and other items shall be on the accrual method of accounting for U.S. federal income tax purposes.

        Section 15.2    Tax Elections.    The Board of Directors shall make the election provided for in Section 754 of the Code with respect to the Company and shall determine whether to make, refrain from making or revoke any and all other elections permitted by the tax laws of the United States, the several states and other relevant jurisdictions, including under Section 6226 of the Code, in its sole discretion.

        Section 15.3    Tax Controversies.    Subject to the provisions hereof, the Board of Directors shall designate an entity that is a Shareholder as the Tax Matters Partner. The Tax Matters Partner is authorized to represent the Company (at the Company's expense) in connection with all examinations of the Company's affairs by tax authorities, including resulting administrative and judicial proceedings, to take such actions as Tax Matters Partner as it determines to be appropriate to exercise any rights granted to it or discharge any responsibilities imposed on it by any tax laws and to expend Company funds for professional services and costs associated therewith. Each Shareholder agrees to cooperate with the Tax Matters Partner and to do or refrain from doing any or all things reasonably required by the Tax Matters Partner to conduct such proceedings.

        Section 15.4    Withholding.    Notwithstanding any other provision of this Agreement, the Board of Directors is authorized to take any action that may be required or be necessary or appropriate to cause the Company or any other Group Member to comply with any withholding requirements established under the Code or any other U.S. federal, state, local or non-U.S. law including pursuant to Sections 1441, 1442, 1445, 1446, 1471 through 1474 and 3406 of the Code. To the extent that the Company is required or elects to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to any Shareholder (including by reason of Section 1446 of the Code), the Board of Directors may treat the amount withheld as a distribution of cash pursuant to Section 8.1 in the amount of such withholding from such Shareholder. Upon request, each Shareholder shall provide the Company with a properly completed and executed IRS Form W-9 or an applicable IRS Form W-8 and other tax documentation or information reasonably required in connection with the Company.

        Section 15.5    Election to be Treated as a Corporation; Treatment as a Partnership.    Notwithstanding anything to the contrary contained herein, the Company will undertake such steps to preserve its status as a partnership for U.S. federal tax purposes and will use reasonable efforts not to undertake any activity or fail to take any action that will (i) cause the Company to earn or to be allocated income other than qualifying income as defined in Section 7704(d) of the Code, except to the extent permitted under Section 7704(c)(2) of the Code or (ii) jeopardize its status as a partnership for U.S. federal

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income tax purposes; provided, however, that if the Board of Directors determines, in its sole discretion, that it is no longer in the interests of the Company to continue as a partnership for U.S. federal income tax purposes, the Board of Directors may elect to treat the Company as an association or as a publicly traded partnership taxable as a corporation for U.S. federal (and applicable state) income tax purposes or, notwithstanding Article 12, may effect such change by merger or conversion or otherwise under applicable law, in each case, without the consent of any Shareholder or any other Person.

ARTICLE 16

DISSOLUTION AND WINDING UP

        Section 16.1    Dissolution Events.    The Company shall be dissolved only upon any of the following events:

          (a)   upon the approval by a Share Majority of a Board Initiated Dissolution;

          (b)   if all Shareholders holding Voting Shares shall consent in writing;

          (c)   at any time there are no Shareholders unless the Company is continued without dissolution in a manner permitted by the Act; or

          (d)   the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Act.

        Section 16.2    The Liquidator.    Upon dissolution of the Company in accordance with Section 16.1, the Board of Directors shall select one or more Persons (which could be the Board of Directors) to act as Liquidator. The Liquidator (if other than the Board of Directors) shall be entitled to receive such compensation for its services as may be approved by the Board of Directors. The Liquidator (if other than the Board of Directors) may be removed at any time, with or without cause, by notice of removal approved by the Board of Directors. Upon the removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall thereafter be appointed by the Board of Directors. Except as expressly provided in this Agreement, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the Board of Directors under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the limitation on sale set forth in Section 12.3) necessary or appropriate to carry out the duties and functions of the Liquidator hereunder for and during the period of time required to complete the winding up of the Company as provided for herein.

        Section 16.3    Winding Up.    Upon the occurrence of the dissolution of the Company in accordance with Section 16.1, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Shareholders. The Liquidator shall be responsible for overseeing the winding up of the Company. The Liquidator shall take full account of the Company's liabilities and assets and shall cause the assets of the Company or the proceeds from the sale thereof, to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order:

          (a)   First, to creditors (including Shareholders who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company's liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for distributions to Shareholders under Section 18-601 or 18-604 of the Act;

          (b)   Second, except as provided in this Agreement, to Shareholders and former Shareholders in satisfaction of liabilities for distributions under the Act; and

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          (c)   The balance, if any, to the Shareholders in accordance with Section 3.3(d) and any Share Designation.

        Section 16.4    Termination.    The Liquidator shall use commercially reasonable efforts to complete the winding up within three years from the date of dissolution of the Company. Upon completion of the winding up, including distribution of the Company's assets as provided in this Agreement, the Board of Directors or the Liquidator shall cause the filing of the Certificate of Cancellation pursuant to Section 18-203 of the Act and shall take all such other actions as may be necessary to terminate the Company.

        Section 16.5    Effect of Bankruptcy.    Notwithstanding any other provision of this Agreement, the Bankruptcy of a Shareholder shall not cause such Shareholder to cease to be a member of the Company, and upon the occurrence of such an event the Company shall continue without dissolution.

        Section 16.6    Revocation of Dissolution.    Following the dissolution of the Company in accordance with Section 16.1, the dissolution of the Company may be revoked in accordance with the Act.

        Section 16.7    No Capital Account Restoration.    No Shareholder shall have any obligation to restore any negative balance in its Capital Account upon liquidation of the Company.

ARTICLE 17

MISCELLANEOUS

        Section 17.1    Fiscal Year and Taxable Year.    The fiscal year of the Company (the "Fiscal Year") shall be a year ending December 31. The Board of Directors in its sole discretion may change the Fiscal Year at any time and from time to time and shall notify Shareholders of such change in the next regular communication by the Company to Shareholders. The taxable year of the Company shall be determined under Section 706 of the Code and the applicable U.S. Treasury Regulations.

        Section 17.2    Seal.    The seal of the Company shall be such as from time to time may be approved by the Board of Directors.

        Section 17.3    Securities of Other Corporations.    The Chairman of the Board, the President, any Co-President, the Chief Financial Officer, the Secretary or any Vice President of the Company shall have the power and authority to transfer, endorse for transfer, vote, consent or take any other action with respect to any securities of another issuer which may be held or owned by the Company and to take, execute, and deliver any waiver, proxy, or consent with respect to any such securities.

        Section 17.4    Binding Effect.    Except as otherwise provided in this Agreement, every covenant, term and provision of this Agreement shall be binding upon and inure to the benefit of the Shareholders and their respective successors, transferees and assigns.

        Section 17.5    Headings.    Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

        Section 17.6    Severability.    Every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.

        Section 17.7    Counterpart Execution.    This Agreement may be executed in any number of counterparts with the same effect as if all of the Shareholders had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

        Section 17.8    Effectiveness.    This Agreement amends and restates the Original Agreement in its entirety and is effective immediately prior to the Effective Time.

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        Section 17.9    Governing Law.    The laws of the State of Delaware (without regard to conflict of laws principles) shall govern this Agreement, including the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties arising hereunder.

        [Signature Page Follows]

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        IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Amended and Restated Limited Liability Company Agreement as of the          day of                        , 2015.

CIFC Corp.
By:	Name: Stephen J. Vaccaro Title: Co-President
By:	Name: Oliver Wriedt Title: Co-President
SHAREHOLDERS

All Shareholders now and hereafter admitted as Shareholders of the Company, pursuant to powers of attorney now and hereafter executed in favor of, and granted and delivered to the undersigned or without execution hereof pursuant to Section 2.8 and Section 5.1(a).
By:	Name: Oliver Wriedt Title: Attorney-in-Fact

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Annex C

SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

§ 262 Appraisal rights

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior

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  to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

          (4)   In the event of an amendment to a corporation's certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation," and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation."

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such

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  demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to

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the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for

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an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

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